REAFFIRMATION AGREEMENT, dated as of February 29, 2000 (this "Agreement"), among CENTENNIAL CELLULAR CORP., a Delaware corporation ("CCC"), CENTENNIAL CELLULAR OPERATING CO. LLC, a Delaware corporation (the "Borrower"), CENTENNIAL PUERTO RICO OPERATIONS CORP., as PR Borrower (the "PR Borrower"), each Guarantor listed on the signature pages below (the "Subsidiary Guarantors", and collectively with CCC, Borrower, PR Borrower and the other Guarantors, the "Reaffirming Parties") and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with its successors in such capacity, "Administrative Agent") and as issuing lender, together with its successors in such capacity (in such capacity, "Issuing Lender").


WHEREAS the Reaffirming Parties, the Lenders, Issuing Lender, Co-Syndication Agents (such term and each other capitalized term used but not defined herein having the meaning assigned in the Effectiveness Agreement referred to below or the Restated Credit Agreement referred to therein) and Administrative Agent have entered into the Effectiveness Agreement dated as of the date hereof (the "Effectiveness Agreement");

WHEREAS the Reaffirming Parties are party to the Security Agreement, the Issuer Acknowledgments delivered thereunder, the Collateral Assignment of Location
Agreements, the Joinder Agreement and the Century-ML Consent and Agreement (collectively, the "Collateral Documents");

WHEREAS each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of Borrower and PR Borrower entering into the Effectiveness Agreement and as a result of the Restated Credit Agreement and the Transactions; and

WHEREAS the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Restated Credit Agreement and to the availability of credit under the Restated Credit Agreement under Section 7 of the Effectiveness Agreement;

NOW, THEREFORE, in consideration of the foregoing, to induce Administrative Agent, each Lender, Issuing Lender and each Agent to enter into the Effectiveness Agreement and the Restated Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                     Reaffirmation/Amendment and Restatement

SECTION 1.01.  Reaffirmation.   Each   of   the   Reaffirming   Parties   hereby
(i) consents to the Effectiveness Agreement and the Restated Credit Agreement and hereby confirms its respective guarantees, pledges, grants of security interests, acknowledgments and consents under each Collateral Document, as applicable, and agrees that notwithstanding the effectiveness of the Effectiveness Agreement and the Restated Credit Agreement such guarantees, pledges, grants of security interests, acknowledgments and consents shall continue to be in full force and effect and shall accrue to the benefit of the Lenders, Issuing Lender and Agents under the Restated Credit Agreement and
(ii) ratifies the Collateral Documents.

SECTION 1.02. Amendment and Restatement. On and after the effectiveness of the Restated Credit Agreement, (i) each reference in each Collateral Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Restated Credit Agreement (as such agreement may be amended, modified or supplemented and in effect from time to time), (ii) the definition of any term defined in any Collateral Document by reference to the terms defined in the Credit Agreement shall be amended to be defined by reference to the defined term in the Restated Credit Agreement, as the same may be amended, modified or supplemented and in effect from time, (iii) each reference to "Pledgor" or "Obligor" in each Credit Document shall include
Borrower, PR Borrower and each Guarantor and (iv) the Obligors will update the information required on the schedules and attachments to the Collateral Documents to the extent applicable.


                                   ARTICLE II

                         Representations and Warranties

Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

SECTION 2.01. Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 2.02. Loan Documents. The representations and warranties of such Reaffirming Party contained in each Credit Document are true and correct in all material respects on and as of the Effectiveness Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.


                                   ARTICLE III

                                  Miscellaneous

SECTION 3.01. Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section
12.02 of the Restated Credit Agreement.

SECTION 3.02. Credit Document. This Agreement is a Credit Document executed pursuant to the Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 3.03. Section Captions. Section captions used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 3.04. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

SECTION 3.05. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

SECTION 3.06. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 3.07. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Effectiveness Agreement or the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or the Restated Credit Agreement or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or the Restated Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any of Borrower, PR Borrower or any other Obligor from any of its obligations and liabilities as a "Borrower", "PR Borrower", "Guarantor" or "Obligor" under the Credit Agreement or any Security Document. Each of the Credit Agreement and the Security Agreement shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the Effectiveness Agreement or in connection herewith or therewith.

SECTION 3.08. Applicable Law. THIS REAFFIRMATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD OT THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. EACH REAFFIRMING PARTY AGREES AS SET FORTH IN SECTION 12.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

IN WITNESS WHEREOF, each Reaffirming Party and Administrative Agent for the benefit of the Lenders, the Issuing Lender and the Agents have caused this Agreement to be duly executed and delivered as of the date first above written.





CENTENNIAL CELLULAR OPERATING CO. LLC


By:
     Name:
     Title:

CENTENNIAL PUERTO RICO
      OPERATIONS CORP.

By:
     Name:
     Title:

GUARANTORS:

CENTENNIAL CELLULAR CORP.
ALEXANDRIA CELLULAR CORPORATION
BAUCE COMMUNICATIONS, INC.
BAUCE COMMUNICATIONS OF BEAUMONT, INC.
CENTENNIAL ASHE CELLULAR CORP.
CENTENNIAL BEAUREGARD HOLDING CORP.
CENTENNIAL BENTON HARBOR CELLULAR CORP.
CENTENNIAL BENTON HARBOR HOLDING CORP.
CENTENNIAL CALDWELL CELLULAR CORP.
CENTENNIAL CARIBBEAN HOLDING CORP.
CENTENNIAL CELLULAR TELEPHONE
     COMPANY OF DEL NORTE
CENTENNIAL CELLULAR TELEPHONE
     COMPANY OF LAWRENCE
CENTENNIAL CELLULAR TELEPHONE
     COMPANY OF MODOC
CENTENNIAL CELLULAR TELEPHONE
     COMPANY OF SACRAMENTO VALLEY
CENTENNIAL CELLULAR TELEPHONE
     COMPANY OF SAN FRANCISCO
CENTENNIAL CELLULAR WIRELESS
     HOLDING CORP.
CENTENNIAL CLAIBORNE CELLULAR CORP.
CENTENNIAL CLINTON CELLULAR CORP.
CENTENNIAL DESOTO CELLULAR CORP.
CENTENNIAL FLORIDA SWITCH CORP.
CENTENNIAL IBERIA HOLDING CORP.
CENTENNIAL JACKSON CELLULAR CORP.
CENTENNIAL LAFAYETTE CELLULAR CORP.
CENTENNIAL LAKE CHARLES CELLULAR CORP.
CENTENNIAL LOUISIANA HOLDING CORP.
CENTENNIAL MEGA COMM HOLDING CORP.
CENTENNIAL MICHIANA LICENSE COMPANY LLC
CENTENNIAL MICHIGAN RSA 6 CELLULAR CORP.
CENTENNIAL MICHIGAN RSA 7 CELLULAR CORP.
CENTENNIAL PUERTO RICO HOLDING CORP. I
CENTENNIAL PUERTO RICO HOLDING CORP. II
CENTENNIAL PUERTO RICO LICENSE CORP.
CENTENNIAL PUERTO RICO OPERATIONS CORP.
CENTENNIAL RANDOLPH HOLDING CORP.
CENTENNIAL SOUTHEAST LICENSE COMPANY LLC
CENTENNIAL SOUTHWEST LICENSE COMPANY LLC
CENTENNIAL WIRELESS PCS LICENSE CORP.

CENTURY BEAUMONT CELLULAR CORP.
CENTURY CHARLOTTESVILLE CELLULAR CORP.
CENTURY EL CENTRO CORP.
CENTURY ELKHART CELLULAR CORP.
CENTURY INDIANA CELLULAR CORP.
CENTURY LYNCHBURG CELLULAR CORP.
CENTURY MICHIANA CELLULAR CORP.
CENTURY MICHIGAN CELLULAR CORP.
CENTURY ROANOKE CELLULAR CORP. (DE)
CENTURY ROANOKE CELLULAR CORP. (VA)
CENTURY SOUTH BEND CELLULAR CORP.
CENTURY YUMA CELLULAR CORP.
CENTRUY YUMA PAGING CORP.
EL CENTRO CELLULAR CORP.
ELKHART METRONET, INC.
HENDRIX ELECTRONICS, INC.
HENDRIX RADIO COMMUNICATIONS, INC.
INTEGRATED SYSTEMS INC.
LAFAYETTE COMMUNICATIONS, INC.
MICHIANA METRONET, INC.
SOUTH BEND METRONET, INC.


Each as a Guarantor and Pledgor

By:
                                                 Name:
                                                 Title:

CENTENNIAL BEAUREGARD CELLULAR LLC,
    as a Guarantor and Pledgor


By:  CENTENNIAL BEAUREGARD HOLDING CORP.,
   a Managing Member


By:
                                                 Name:
                                                 Title:

CENTENNIAL CELLULAR TRI-STATE OPERATING PARTNERSHIP, as a Guarantor and Pledgor


By:  CENTENNIAL CLINTON CELLULAR CORP.,
as a General Partner


By:
                                                 Name:
                                                 Title:


CENTENNIAL HAMMOND CELLULAR LLC,
   as a Guarantor and Pledgor


 By:  CENTENNIAL BEAUREGARD HOLDING CORP.,
  a Managing Member


By:
                                                 Name:
                                                 Title:



CENTENNIAL MOREHOUSE CELLULAR LLC,
   as a Guarantor and Pledgor


By:  CENTENNIAL BEAUREGARD HOLDING CORP.,
   a Managing Member


By:
                                                 Name:
                                                 Title:

CENTENNIAL RANDOLPH CELLULAR LLC,
   as a Guarantor and Pledgor


By:  CENTENNIAL RANDOLPH HOLDING CORP.,
   a Managing Member


By:
                                                 Name:
                                                 Title:

IBERIA CELLULAR TELEPHONE COMPANY LLC,
   as a Guarantor and Pledgor


By:  CENTENNIAL BEAUREGARD HOLDING CORP.,
   a Managing Member


By:
                                                 Name:
                                                 Title:



LAFAYETTE CELLULAR TELEPHONE COMPANY,
   as a Guarantor and Pledgor



By:
                                                 Name:
                                                 Title:


MEGA COMM LLC,
   as a Guarantor and Pledgor


By:  MEGA COMM HOLDING CORP.,
   a Managing Member


By:
                                                 Name:
                                                 Title:


BANK OF AMERICA, N.A., individually and as Administrative Agent and Issuing Lender,

By:
                                                 Name:  Julie Schell
                                                 Title:

                                                                     EXHIBIT A









                           CENTENNIAL CELLULAR CORP.,
                                 as a Guarantor,

                                       and

                     CENTENNIAL CELLULAR OPERATING CO. LLC,
                                  as Borrower,
                                       and

                    CENTENNIAL PUERTO RICO OPERATIONS CORP.,
                                 as PR Borrower,

                                       and

                        THE OTHER GUARANTORS PARTY HERETO
                             ______________________

                                CREDIT AGREEMENT
                           Dated as of Januar 7, 1999
                 as Amended and Restated as of February 29, 2000
                             ______________________

                            THE CHASE MANHATTAN BANK,
                  as Co-Lead Arranger and Co-Syndication Agent,

                                       and

                              MERRILL LYNCH & CO.,
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
                  as Co-Lead Arranger and Co-Syndication Agent,

                                       and

                             BANK OF AMERICA, N.A.,
                      as Arranger and Administrative Agent,

                                       and

                            THE BANK OF NOVA SCOTIA,
                             as Documentation Agent,

                                       and



                            THE LENDERS PARTY HERETO

===============================================================================




                                TABLE OF CONTENTS

This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience of reference only.

                                                                        Page


Section 1.    Definitions, Accounting Matters and Rules of
                Construction..............................................1

     1.01.    Certain Defined Terms.......................................1
     1.02.    Accounting Terms and Determinations........................34
     1.03.    Classes and Types of Loans.................................34
     1.04.    Rules of Construction......................................34

Section 2.    Commitments, Letters of Credit, Fees, Register, Prepayments
                and Replacement of Lenders...............................35

     2.01.    Loans......................................................35
     2.02.    Borrowings.................................................38
     2.03.    Letters of Credit..........................................38
     2.04.    Termination and Reductions of Commitments..................42
     2.05.    Fees.......................................................42
     2.06.    Lending Offices............................................43
     2.07.    Several Obligations of Lenders.............................43
     2.08.    Notes; Register............................................43
     2.09.    Optional Prepayments and Conversions or Continuations of
                Loans....................................................44
     2.10.    Mandatory Prepayments......................................45
     2.11.    Replacement of Lenders.....................................47

Section 3.    Payments of Principal and Interest.........................48

     3.01.    Repayment of Loans.........................................48
     3.02.    Interest...................................................49

Section 4.    Payments; Pro Rata Treatment; Computations; Etc............50

     4.01.    Payments...................................................50
     4.02.    Pro Rata Treatment.........................................51
     4.03.    Computations...............................................51
     4.04.    Minimum Amounts............................................51
     4.05.    Certain Notices............................................51
     4.06.    Non-Receipt of Funds by Administrative Agent...............52
     4.07.    Right of Setoff; Sharing of Payments; Etc..................53

Section 5.    Yield Protection, Etc......................................54

     5.01.    Additional Costs...........................................54
     5.02.    Limitation on Types of Loans...............................55
     5.03.    Illegality.................................................55
     5.04.    Treatment of Affected Loans................................55
     5.05.    Compensation...............................................56
     5.06.    Net Payments...............................................56

Section 6.    Guarantee..................................................58

     6.01.    The Guarantee..............................................58

                                                                        Page

     6.02.    Obligations Unconditional..................................60
     6.03.    Reinstatement..............................................60
     6.04.    Subrogation; Subordination.................................60
     6.05.    Remedies...................................................60
     6.06.    Instrument for the Payment of Money........................60
     6.07.    Continuing Guarantee.......................................60
     6.08.    General Limitation on Guarantee Obligations................60

Section 7.    Conditions Precedent.......................................60

     7.01.    All Extensions of Credit...................................61
     7.02.    Determinations Under Section 7.............................62

Section 8.    Representations and Warranties.............................62

     8.01.    Corporate Existence........................................62
     8.02.    Financial Condition; Etc...................................62
     8.03.    Litigation.................................................63
     8.04.    No Breach; No Default......................................63
     8.05.    Action.....................................................63
     8.06.    Approvals..................................................64
     8.07.    [Omitted]..................................................64
     8.08.    ERISA......................................................64
     8.09.    Taxes......................................................64
     8.10.    Investment Company Act; Public Utility Holding Company Act;
                 Other Restrictions......................................65
     8.11.    Environmental Matters......................................65
     8.12.    Environmental Investigations...............................65
     8.13.    Use of Proceeds............................................66
     8.14.    Subsidiaries, Etc..........................................66
     8.15.    Properties.................................................66
     8.16.    Security Interest; Absence of Financing Statements; Etc....67
     8.17.    Licenses and Permits; Compliance with Laws.................67
     8.18.    True and Complete Disclosure...............................67
     8.19.    Solvency; Etc..............................................67
     8.20.    Contracts..................................................68
     8.21.    Labor Matters..............................................68
     8.22.    FCC Matters and Governmental Matters.......................68
     8.23.    Subordinated Notes.........................................69
     8.24.    Year 2000..................................................69

Section 9.    Covenants..................................................69

     9.01.    Financial Statements, Etc..................................69
     9.02.    Litigation, Etc............................................73
     9.03.    Existence; Compliance with Law; Payment of Taxes;
                Inspection Rights; Performance of Obligations; Etc.......74
     9.04.    Insurance..................................................74
     9.05.    Limitation on Lines of Business; Limitation on Activity of
                License Subsidiaries;Limitation on Management Agreements.74
     9.06.    Limitation on Fundamental Changes, Acquisitions or
                Dispositions.............................................78
     9.07.    Limitation on Liens and Negative Pledges...................83
     9.08.    Prohibition on Disqualified Capital Stock; Limitation on
                Indebtedness and Contingent Obligations..................83

     9.09.    Limitation on Investments; Limitation on Creation of
                Subsidiaries.............................................86
     9.10.    Limitation on Dividend Payments............................87
     9.11.    Financial Covenants........................................89
     9.12.    Pledge or Mortgage of Additional Collateral................91
     9.13.    Security Interests; Further Assurances.....................92
     9.14.    Compliance with Environmental Laws.........................92
     9.15.    Limitation on Transactions with Affiliates.................93
     9.16.    Limitation on Accounting Changes; Limitation on Investment
                Company Status...........................................93
     9.17.    Limitation on Modifications of Certain Documents, Etc......93
     9.18.    Interest Rate Protection Agreements........................93
     9.19.    Limitation on Certain Restrictions Affecting Subsidiaries..93
     9.20.    Additional Obligors; Licenses To Be Held by License
                Subsidiaries.............................................94
     9.21.    Limitation on Activities of Parent.........................95
     9.22.    Limitation on Issuance or Dispositions of Equity Interests
                of Borrower and Subsidiaries.............................95
     9.23.    Limitation on Payments or Prepayments of Indebtedness or
                Modification of Debt Documents...........................95
     9.24.    Casualty and Condemnation..................................96
     9.25.    Limitation on Tax Sharing Arrangements.....................96
     9.26.    Limitation on Designation of Designated Senior
                Indebtedness.............................................96
     9.27.    No Contractual Bar.........................................96
     9.28.    Facilities Agreement.......................................96

Section 10.   Events of Default..........................................96

Section 11.   Agents.....................................................99

     11.01.   General Provisions.........................................99
     11.02.   Indemnification...........................................101
     11.03.   Consents Under Other Credit Documents.....................102
     11.04.   Collateral Sub-Agents.....................................102

Section 12    Miscellaneous.............................................102

     12.01.   Waiver....................................................102
     12.02.   Notices...................................................102
     12.03.   Expenses, Indemnification, Etc............................102
     12.04.   Amendments, Etc...........................................104
     12.05.   Successors and Assigns....................................106
     12.06.   Assignments and Participations............................107
     12.07.   Survival..................................................108
     12.08.   Captions..................................................108
     12.09.   Counterparts; Interpretation; Effectiveness...............108
     12.10.   Governing Law; Submission to Jurisdiction; Waivers; Etc...109
     12.11.   Confidentiality...........................................109
     12.12.   Independence of Representations, Warranties and Covenants.110
     12.13.   Severability..............................................110
     12.14.   Acknowledgments...........................................110

Signatures..............................................................S-1

ANNEX A  -          Commitments

SCHEDULE 1.01       -    Guarantors (for Obligations of Borrower)
SCHEDULE 8.02(b)    -    Certain Contingent Obligations
SCHEDULE 8.02(c)    -    Certain Financial Matters
SCHEDULE 8.03       -    Litigation
SCHEDULE 8.09       -    Tax Matters
SCHEDULE 8.11       -    Environmental Matters
SCHEDULE 8.14       -    Subsidiaries, Etc.
SCHEDULE 8.16       -    Security Interests
SCHEDULE 8.20       -    Certain Contracts
SCHEDULE 8.21       -    Labor Matters
SCHEDULE 8.22(b)    -    License Expiration Dates as of Effectiveness Date
SCHEDULE 9.07       -    Certain Existing Liens
SCHEDULE 9.08       -    Certain Indebtedness to Remain Outstanding
SCHEDULE 9.09       -    Investments
SCHEDULE 9.15       -    Existing Affiliate Agreements

EXHIBIT A-1         -    Form of Revolving Credit Note
EXHIBIT A-2         -    Form of Tranche A Term Loan Note
EXHIBIT A-3         -    Form of Tranche A-PR Term Loan Note
EXHIBIT A-4         -    Form of Tranche B-PR Term Loan Note
EXHIBIT A-5         -    Form of Tranche C-PR Term Loan Note
EXHIBIT A-6         -    Form of Swing Loan Note
EXHIBIT B           -    Form of Intercompany Note
EXHIBIT C-1         -    Form of Interest Rate Certificate
EXHIBIT C-2         -    Form of Solvency Certificate
EXHIBIT D           -    Form of Security Agreement
EXHIBIT E-1         -    Form of Opinion of Counsel to the Obligors
EXHIBIT E-2         -    Form of Opinion of Special FCC Counsel to the Obligors
EXHIBIT F           -    Form of Notice of Assignment
EXHIBIT G           -    Form of Notice of Borrowing
EXHIBIT H           -    Form of Notice of Conversion/Continuation
EXHIBIT I           -    Form of Joinder Agreement
EXHIBIT J           -    Form of Section 5.06 Certificate for Lenders
EXHIBIT K           -    Form of Collateral Assignment of Location Agreements
EXHIBIT L           -    Form of Assignment Agreement
EXHIBIT M           -    Form of Perfection Certificate

CREDIT AGREEMENT dated as of January 7, 1999, as amended and restated as of February 29, 2000, among CENTENNIAL CELLULAR OPERATING CO. LLC, as Borrower; CENTENNIAL PUERTO RICO OPERATIONS CORP., as PR Borrower; CENTENNIAL CELLULAR CORP., as a Guarantor; the other Guarantors party hereto; each of the lenders from time to time party hereto (individually, a "Lender" and, collectively, the "Lenders"); THE CHASE MANHATTAN BANK, as co-lead arranger and co-syndication agent (in such capacity, together with its successors in such capacity, "Chase"); MERRILL LYNCH & CO. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as co-lead arranger and co-syndication agent (in such capacity, together with its successors in such capacity, and Chase, the "Co-Syndication Agents"); BANK OF AMERICA, N.A., as arranger and administrative agent (in such capacity, together with its successors in such capacity, "Administrative Agent"); THE BANK OF NOVA SCOTIA, as documentation agent (in such capacity, together with its successors in such capacity, "Documentation Agent").

     The parties hereto agree as follows:

     Section 1.   Definitions, Accounting Matters and Rules of Construction.

     1.01. Certain Defined Terms. As used herein, the following terms shall have the following meanings:

     "ABR Loans" shall mean Loans that bear interest at rates based upon the Alternate Base Rate.

     "Acquisition" shall mean, with respect to any Person,any transaction or series of related transactions for the direct or indirect (a)acquisition of all or substantially all of the Property of any other Person, or of any business or division of any other Person, (b) acquisition of in excess of 50% of the Equity Interests of any other Person, or otherwise causing any other Person to become a Subsidiary of such Person, or (c) merger or consolidation or any other combination with any other Person.

     "Acquisition Consideration" shall mean the purchase consideration for any Acquisition and all other payments made and liabilities incurred by any Company in exchange for, or as part of the purchase price for, any Acquisition, whether paid in cash or by exchange of Equity Interests (other than of Parent) or of assets or otherwise and whether payable at or prior to the consummation of such Acquisition or deferred for payment at any future time, whether or not any such future payment is subject to the occurrence of any contingency, and includes any and all payments and liabilities representing the purchase price and any assumptions of Indebtedness.

     "Additional Collateral" see Section 9.12.

     "Additional Obligors" see Section 9.20.

     "Additional Senior Subordinated Notes Documents" shall mean an indenture governing the terms and conditions of the Additional Senior Subordinated Notes and all other documents relating thereto (including any interest escrow agreement, if applicable) and delivered to Agents, as any such agreement or document may be amended and in effect from time to time in accordance with its terms and this Agreement.

     "Additional Senior Subordinated Notes" shall mean any senior subordinated notes of Borrower or PR Borrower or any senior notes of any direct or indirect parent of Borrower or Centennial Caribbean Holding Corp. for gross proceeds of up to $300.0 million, including without duplication the senior subordinated notes or senior notes (as the case may be) issued pursuant to a registered exchange offer therefor, which notes shall in any event (i) have covenants, events of default, redemption and repurchase provisions and modification provisions in the aggregate not materially less favorable to the Companies and the Lenders than the covenants, events of default, redemption and repurchase provisions and modification provisions of the Senior Subordinated Notes, as reasonably determined by Borrower and PR Borrower, (ii) mature after the Final Maturity Date (or, if later, the final maturity date of any Incremental Facility), (iii) be unsecured, and (iv) in the case of any such notes issued by Borrower or PR Borrower have subordination terms substantially similar to the Senior Subordinated Notes.

     "Adjusted Net Income" shall mean, for any period, the consolidated net income (loss) for such period, of Borrower and its Consolidated Subsidiaries calculated on a consolidated basis in accordance with GAAP, adjusted by excluding (to the extent taken into account in the calculation of such consolidated net income (loss)) the effect of (a) gains or losses for such period from Excluded Dispositions and Dispositions not in the ordinary course of business, and the tax consequences thereof, (b) any non-recurring or extraordinary items of income (other than the proceeds of business interruption insurance) or expense for such period and the tax consequences thereof, (c) the portion of net income (loss) of any Person (other than a Subsidiary) in which Borrower or any Subsidiary has an ownership interest, except to the extent of the amount of cash dividends or other cash distributions actually paid to Borrower or (subject to clause (e) below) any Subsidiary during such period to the extent not in excess of such Person's net income for such period, (d) the net income (loss) of any Person combined with Borrower or any Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination, (e) the net income of any Subsidiary to the extent that the declaration or payment of dividends or similar distribution by such Subsidiary was not for the relevant period permitted, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or its stockholders, and
(f) any net gain from the collection of proceeds of life insurance or "key man" insurance policies. For the purpose of determining Adjusted Net Income, the value of handsets reflected on the financial statements of Borrower and its Consolidated Subsidiaries shall be amortized in accordance with the relevant amortization policies of Borrower and its Consolidated Subsidiaries as in effect on the Original Closing Date.

     "Administrative Agent" see the introduction hereto.

     "Administrative Agent Fee Letter" shall mean a separate fee letter between Administrative Agent and Parent.

     "Advance Date" see Section 4.06.


     "Affiliate" shall mean, with respect to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). Notwithstanding the foregoing, solely for purposes of Section 9.15, no Company shall be deemed an Affiliate of any other Company.

     "Affiliate Transaction" see Section 9.15.

     "Agent" shall mean any of Administrative Agent, Co-Syndication Agents, and the Documentation Agent and "Agents" shall mean all of them collectively.

     "Agreement" shall mean this Credit Agreement, as amended from time to time.

     "Alternate Base Rate" shall mean for any day, a rate per annum that is equal to the higher of (i) the Federal Funds Rate, plus 0.50%, or (ii) the Prime Rate.

     "Amortization Payment" shall mean each scheduled installment of payments on the Term Loans as set forth in Section 3.01(b).

     "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the "LendingOffice" of such Lender (or of an Affiliate of such Lender) designated for such type of Loan on the signature pages hereof or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to Administrative Agent and Borrower as the office by which its Loans of such Type are to be made and maintained.

     "Applicable Margin" shall be, for any Type and Class of Loan, when the Total Leverage Ratio at the end of the most recently ended fiscal quarter is as set forth in the chart below, the percentage per annum set forth opposite such Total Leverage Ratio in such chart for such Type and Class of Loan. Any change in the Total Leverage Ratio shall be effective to adjust the Applicable Margin as of the date of receipt by Administrative Agent of the Interest Rate Certificate most recently delivered pursuant to Section 9.01(e). If Borrower fails to deliver the financial statements or Interest Rate Certificate within the times specified in Sections 9.01(a), (b) and (e), the Total Leverage Ratio shall be deemed to be greater than or equal to 7.5:1.0 until Borrower delivers such Interest Rate Certificate and financial statements.


-----------------------------------------------------------------------------------------------------------

                                Revolving Loans,
                              Tranche A Term Loans       Tranche B-PR Term Loans     Tranche C-PR Term Loans
                              and Term A-PR Loans
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

          Total Leverage      LIBOR           ABR          LIBOR          ABR          LIBOR          ABR
  Tier         Ratio          MARGIN        MARGIN         MARGIN        MARGIN       MARGIN        MARGIN
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

    I     >7.5:1.0        3.00%          2.00%         3.250%         2.250%       3.500%        2.500%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

   II     <7.5:1.0 but    2.750%         1.750%        3.250%         2.250%       3.500%        2.500%
          >7.0:1.0
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

   III    <7.0:1.0 but    2.500%         1.500%        3.000%         2.000%       3.250%        2.250%
          >6.0:1.0
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

   IV     <6.0:1.0 but    2.250%         1.250%        3.000%         2.000%       3.250%        2.250%
          >5.0:1.0
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

    V     <5.0:1.0 but    2.000%         1.000%        3.000%         2.000%       3.250%        2.250%
          >4.0:1.0
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

   VI     <4.0:1.0        1.750%         0.750%        3.000%         2.000%       3.250%        2.250%
---------------------------------------------------------------------------------------------------------------

     "Applicable Revolving Credit Fee Percentage" shall mean 0.50% per annum; provided, however, that when the Total Leverage Ratio at the end of the most recently ended fiscal quarter is less than 5.0:1.0, the Applicable Revolving Credit Fee Percentage shall mean 0.375%. Any change in the Total Leverage Ratio shall be effective to adjust the Applicable Revolving Credit Fee Percentage as of the date of receipt by Administrative Agent of the Interest Rate Certificate most recently delivered pursuant to Section 9.01(e). If Borrower fails to deliver the financial statements and Interest Rate Certificate within the times specified in Sections 9.01(a), (b) and (e), such ratio shall be deemed to be greater than or equal to 5.0:1.0 until Borrower delivers such Interest Rate Certificate and financial statements.

     "Approved Fund" shall mean, with respect to any Lender that is a fund or commingled investment vehicle that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     "Bankruptcy Code" shall mean the United States Federal Bankruptcy Code of 1978 and any analogous law of Puerto Rico.

     "Borrower" shall mean Centennial Cellular Operating Co. LLC, a Delaware limited liability company.


     "Business Day" shall mean any day (a) on which commercial banks are not authorized or required to close in New York City and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a Continuation or Conversion of or into, or an Interest Period for, a LIBOR Loan or a notice by Borrower with respect to any such borrowing, payment, prepayment, Continuation, Conversion or Interest Period, that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "CAP System" shall mean a system that provides long-distance carriers or end-users with an alternative to the traditional local phone company for local transmission of private line and transport and special access telecommunications services in Puerto Rico, the Virgin Islands and other Caribbean nations.

     "Capital Expenditures" shall mean, for any period any direct or indirect (by way of acquisition of securities of a Person or the expenditure of cash or the incurrences of Indebtedness) expenditures in respect of the purchase or other acquisition of fixed or capital assets, excluding (i) normal replacement and maintenance programs properly charged to current operations, (ii) any expenditure made with the Net Available Proceeds of any Equity Issuance or Disposition Event to the extent such Net Available Proceeds are not required to be applied to the prepayment of the Loans in accordance with Section
2.10(a)(iv), (iii) any expenditure made with the proceeds of any Excluded Disposition, (iv) expenditures in an amount not to exceed the sum of (x) the Net Available Proceeds of any Casualty Event to the extent such Net Available
Proceeds are not required to be applied to the prepayment of the Loans in accordance with Section 2.10(a)(i) and (y) the amount of any applicable insurance deductibles with respect to such Casualty Event to the extent such amount is applied as set forth in clause (w) of Section 2.10(a)(i) within the period specified therein, (v) expenditures to effect Permitted Acquisitions or Investments under Section 9.09(A)(r), and (vi) the purchase price of equipment to the extent that the consideration therefor consists of used or surplus equipment being traded in at such time or the proceeds of a concurrent sale of such used or surplus equipment.

     "Capital Lease," as applied to any Person, shall mean any lease of any Property by that Person as lessee which, in conformity with GAAP, is required to be classified and accounted for as a capital lease on the balance sheet of that Person.

     "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a Capital Lease, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

     "Casualty Event" shall mean, with respect to any Property (including Real Property) of any Person, any loss of title with respect to Real Property or any loss of or damage to or destruction of, or any condemnation or other taking (including by any Governmental Authority) of, such Property (including Real Property) for which such Person or any of its Subsidiaries receives insurance proceeds or proceeds of a condemnation award or other compensation; provided, however, no such event shall constitute a Casualty Event if (x) such proceeds or other compensation in respect thereof is less than $1.0 million and (y) all such proceeds and other compensation in respect of all such events since the Effectiveness Date is less than $10.0 million. "Casualty Event" shall include but not be limited to any taking of any Mortgaged Real Property or Real Property of any Company or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of any Mortgaged Real Property or Real Property of any Company or any part thereof, by any Governmental Authority, civil or military.


     "CATV/SMATV" shall mean any system located in the United States, Puerto Rico, the Virgin Islands or other Caribbean nation that is a community antenna television system or satellite master antenna television system, as such terms are commonly understood in the cable television industry.

     "Cellular System" shall mean a cellular mobile radio telephone system constructed and operated in an MSA or an RSA (or any successor territorial designation) pursuant to a License therefor issued by the FCC.

     "Century-ML"   shall  mean  Century-ML   Cable   Corporation,   a  Delaware
corporation.

     "Century ML Cable Venture" shall mean Century ML Cable Venture, a New York joint venture.

     "CERCLA" see Section 8.11.

     "Change of Control" shall mean any transaction or event (including, without limitation, an issuance, sale or exchange of Equity Interests, a merger or consolidation, or a dissolution or liquidation) occurring on or after the date hereof (whether or not approved by the board of directors of Parent) as a direct or indirect result of which (a) if such transaction or event occurs prior to the consummation of an Initial Public Offering, the Permitted Holders collectively fail to beneficially own, directly or indirectly, Equity Interests of Parent representing at least 40% of the economic interests of all Equity Interests then outstanding of Parent or the Permitted Holders collectively cease to have the ability to appoint a majority of the board of directors of Parent; (b) any Person or any group (other than the Permitted Holders) shall (A) beneficially own (directly or indirectly) in the aggregate Equity Interests of Parent having 35% or more of the aggregate voting power of all Equity Interests of Parent at the time outstanding if at such time the Permitted Holders collectively beneficially own Equity Interests having a lesser aggregate voting power of all Equity Interests of Parent at the time outstanding or (B) have the right or power to appoint a majority of the board of directors of Parent; (c) if such transaction or event is an Initial Public Offering or occurs after the consummation of an Initial Public Offering, during any period of two consecutive years beginning on or after the date of such Initial Public Offering, individuals who at the beginning of such period constituted the board of directors of Parent (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of Parent was approved by a vote of a majority of the directors of Parent then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute at least a majority of the board of directors of Parent then in office; (d) any event or circumstance constituting a "change of control" under the Parent Financing Documents, Senior Subordinated Notes Financing Documents or any other documentation evidencing or governing any Indebtedness of any Company in a principal amount in excess of $10.0 million (other than under the Credit Documents) shall occur which results in an obligation of any Company to prepay (by acceleration or otherwise), purchase, offer to purchase, redeem or defease all or a portion of such Indebtedness; or (e) Parent fails to own beneficially and of record 100% (on a fully diluted basis) of the Equity Interests of Borrower. For purposes of this definition, the terms "beneficially own" and "group" shall have the respective meanings ascribed to them pursuant to
Section 13(d) of the Exchange Act, except that a Person or group shall be deemed to "beneficially own" all securities that such Person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time.

     "Class" see Section 1.03.

     "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

     "Co-Syndication Agents" see the introduction hereto.

     "Collateral" shall mean all of the Pledged Collateral and Mortgaged Real Property.

     "Collateral Account" see Section 10(d) of the Security Agreement.

     "Collateral Assignment of Location Agreements" shall mean the Collateral Assignment of Location Agreements substantially in the form of Exhibit K among the Obligors and Administrative Agent, as the same may be amended in accordance with the terms thereof and hereof, or such other agreements reasonably acceptable to Administrative Agent as shall be necessary to comply with applicable Requirements of Law and effective to assign to Administrative Agent (on behalf of the Creditors) the right, title and interest identified therein.

     "Commission"   shall  mean  the  United  States   Securities  and  Exchange
Commission.

     "Commitments" shall mean the Revolving Credit Commitments and the Term Loan Commitments.

     "Communications Act" shall mean the United States Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as the same may be in effect from time to time.

     "Communications Regulatory Authority" shall mean the FCC, any State PUC, the PRPSC, the PRTRB and any future federal, state, Puerto Rican, Virgin Island or Caribbean nation communication regulatory commission, agency, department, board or authority.

     "Companies" shall mean the Obligors and their respective Subsidiaries; and "Company" shall mean any of them.

     "Consolidated Interest Expense" shall mean, for any period, all interest expense (including original issue discount, interest paid in kind, commitment fees, letter of credit fees and the interest component of Capital Leases but excluding any up-front, underwriting or commitment fees in respect of this Agreement to the extent accrued on or prior to the Effectiveness Date) of Borrower and its Consolidated Subsidiaries for such period including all capitalized interest and the net amounts payable under all Interest Rate Protection Agreements, net of interest income of Borrower and its Consolidated Subsidiaries for such period.


     "Consolidated Subsidiary" shall mean, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

     "Contingent Obligation" shall mean, as to any Person, any direct or indirect liability of such Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of such Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each of (i)-(iv), a "Guaranty Obligation"); (b) with respect to any Surety Instrument (other than any Letter of Credit) issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered if such obligation is intended to provide the equivalent of a guarantee; or (d) in respect of any Swap Contract; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection or standard contractual indemnities entered into, in each case in the ordinary course of business. The amount of any Contingent Obligation shall (x) in the case of a Guaranty Obligation, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and (y) in the case of other Contingent Obligations, be equal to the maximum reasonably anticipated liability in respect thereof.

     "Continue," "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.09 of a LIBOR Loan from one Interest Period to the next Interest Period.

     "Contractual Obligation" shall mean as to any Person, any provision of any security issued by such Person or of any mortgage, security agreement, pledge agreement, indenture, credit agreement, securities purchase agreement, debt instrument, contract, agreement, instrument or other undertaking (including, without limitation, any undertaking made to the FCC or any other Communications Regulatory Authority) to which such Person is a party or by which it or any of its Property is bound or subject.

     "Convert," "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.09 of one Type of Loans into another Type of Loans, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.

     "Covered Taxes" see Section 5.06(a).


     "Credit Documents" shall mean this Agreement, the Effectiveness Agreement, the Notes, the Letter of Credit Documents and the Security Documents.

     "Creditor" shall mean (i) any Agent, (ii) the Issuing Lender, (iii) any Lender, and (iv) any party to a Swap Contract relating to the Loans if at the date of entering into such Swap Contract such Person was a Lender or an Affiliate of a Lender.

     "Debt   Issuance"   shall  mean  the  incurrence  by  any  Company  of  any
Indebtedness  after the  Effectiveness  Date (other than as permitted by Section
9.08 as in effect from time to time).

     "Default" shall mean any event or condition that constitutes an Event of Default or that would become, with notice or lapse of time or both, an Event of Default.

     "Delivery Date" shall mean the date Borrower shall have delivered a compliance certificate and financial statements in accordance with Section 9.01(a), (b) and (c) in respect of the first fiscal quarter after the date of depletion of the interest escrow in respect of the Senior Subordinated Notes.

     "Disposition" shall mean (i) any conveyance, sale, lease, assignment, transfer or other disposition (including by way of merger or consolidation and including any sale-leaseback transaction) of any Property (including receivables and Equity Interests of any Subsidiary of any Company or Minority Interests of any Company) (whether now owned or hereafter acquired) by any Company to any Person other than Borrower or any Subsidiary, (ii) any issuance or sale by any Subsidiary of its Equity Interests to any Person other than Borrower or any Subsidiary, and (iii) any liquidating dividend or distribution received by any Company in respect of any Minority Interest, excluding, however, in each case any Excluded Disposition.

     "Disposition Event" shall mean the receipt by any Company of cash proceeds or cash distributions of any kind received in consideration for a Disposition of Property other than Sold Minority Interests.

     "Disqualified Capital Stock" shall mean, with respect to any Person, any Equity Interest of such Person that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than solely for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (other than solely for Qualified Capital Stock) or exchangeable or convertible into debt securities of the issuer thereof at the sole option of the holder thereof, in whole or in part, on or prior to the date which is 90 days after the Final Maturity Date.

     "Dividend Payment" shall mean dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the irrevocable or nonrefundable setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any Equity Interests or Equity Rights of any Company, but excluding dividends paid through the issuance of additional shares of Qualified Capital Stock and any redemption or exchange of any Qualified Capital Stock of such Obligor through the issuance of Qualified Capital Stock of such Obligor.

     "Documentation Agent" see the introduction hereto.

     "Dollars" and "$" shall mean lawful money of the United States of America.

     "Domestic Subsidiary" shall mean any Subsidiary other than a Foreign Subsidiary.

     "Effectiveness Agreement" shall mean the Effectiveness Agreement dated as of February 29, 2000, among Borrower, PR Borrower, the Guarantors, certain Lenders and the Agents.

     "Effectiveness Date" shall have the meaning given such term in the Effectiveness Agreement.

     "Eligible Person" shall mean (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100.0 million; (ii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus in a dollar equivalent amount of at least $100.0 million; provided, however, that such bank is acting through a branch or agency located in the country in which it is organized or another country that is also a member of the OECD; (iii) an insurance company, mutual fund or other entity which is regularly engaged in making, purchasing or investing in loans or securities; or any other financial institution organized under the laws of the United States, any state thereof, any other country that is a member of the OECD or a political subdivision of any such country with assets, or assets under management, in a dollar equivalent amount of at least $100.0 million; (iv) any Affiliate of a Lender; (v) any other entity (other than a natural person) which is an "accredited investor" (as defined in Regulation D under the United States Securities Act of 1933, as amended) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and investment funds; and (vi) any other entity consented to by each of Co-Syndication Agents, Administrative Agent and Borrower. With respect to any Lender that is a fund or commingled investment vehicle that invests in loans, any other fund or commingled investment vehicle that invests in loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor shall be treated as a single Eligible Person.

     "Employee Benefit Plan" shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) that is maintained or contributed to by any ERISA Entity or with respect to which Borrower or a Subsidiary could incur liability.

     "Environmental Claim" shall mean, with respect to any Person, any written notice, claim, demand or other communication (collectively, a "claim") by any other Person alleging such Person's liability for any costs, cleanup costs, response or corrective action costs, damages to natural resources or other Property, personal injuries, fines or penalties arising out of or resulting from
(i) the presence, Release or threatened Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (ii) any violation of any Environmental Law. The term "Environmental Claim" shall include any claim by any Person seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

     "Environmental Laws" shall mean any and all present and future applicable laws, rules or regulations of any Governmental Authority, any orders, decrees, judgments or injunctions and the common law in each case as now or hereafter in effect, relating to pollution or protection of human health, safety or the environment, including without limitation, ambient air, indoor air, soil, or surface water, ground water, land or subsurface strata, and natural resources such as wetlands, flora or fauna, including, without limitation, those relating to Releases or threatened Releases of Hazardous Materials into the environment, or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

     "Equity Interests" shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting), of capital of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, whether outstanding on or issued after the Effectiveness Date.

     "Equity Issuance" shall mean any of (a) any issuance or sale after the Effectiveness Date by any Company or any other direct or indirect parent of Borrower (other than by the Permitted Holders) of any Equity Interests (including any Equity Interests issued upon exercise of any Equity Rights) or any Equity Rights, or (b) the receipt by any Company after the Effectiveness Date of any capital contribution (whether or not evidenced by any Equity Interest issued by the recipient of such contribution) other than from any other Company, excluding in each case (i) any issuance of common Equity Interests of Parent (or any other direct or indirect parent of Borrower) to the seller or sellers in consideration for a Permitted Acquisition or as permitted by Section 9.09(A)(r), (ii) any issuance or sale of Equity Interests in any Subsidiary (which, for the avoidance of doubt, is treated as a Disposition), (iii) any issuance or sale by Parent (or any other direct or indirect parent of Borrower) of Equity Interests of Parent to employees, directors, officers or consultants pursuant to benefit or compensation arrangements in an amount not to exceed 10% of the outstanding Equity Interests of Parent, (iv) any issuance of Qualified

Capital Stock to the extent used as contemplated by the proviso to Section 9.10(c)(iii), (v) any issuance of Equity Interests by any Subsidiary to directors or nominees if resulting in de minimis proceeds, (vi) any issuance of any common Equity Interests of Parent (or any other direct or indirect parent of Borrower) to (x) any of the Permitted Holders or (y) at least one Permitted Holder and a group of private investors arranged by any Permitted Holder, in each case the proceeds of which are substantially contemporaneously used to effect any Permitted Acquisition and (vii) any issuance of Equity Interests by any Company to another Company as part of the Reorganization.

     "Equity Rights" shall mean, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of Equity Interests of any class, or partnership or other ownership interests of any type in, such Person.

     "ERISA" shall mean the United States Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Entity" shall mean any member of an ERISA Group.

     "ERISA Event" shall mean (a) any "reportable event," as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, the failure to make by its due date a required installment under Section 412(m) of the Code with respect to any Plan or the failure to make any required contribution to a Multiemployer Plan; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any ERISA Entity of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any ERISA Entity from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, or the occurrence of any event or condition which is reasonably likely to constitute grounds under ERISA for the termination of or the appointment of a trustee to administer, any Plan; (f) the incurrence by any ERISA Entity of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (g) the receipt by an ERISA Entity of any notice, or the receipt by any Multiemployer Plan from any ERISA Entity of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; (h) the making of any amendment to any Plan which could result in the imposition of a lien or the posting of a bond or other security; or (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which is reasonably likely to result in liability to any Company.

     "ERISA Group" shall mean any Company and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with such Company, are treated as a single employer under Section 414 of the Code.

     "Event of Default" see Section 10.

     "Excess Cash Flow" shall mean for the relevant period, (A) the sum of (i) Operating Cash Flow for such period (calculated for this definition by adding back the cash portion of all extraordinary or non-recurring items of income (other than from Dispositions and Excluded Dispositions) to the extent excluded in the calculation of Adjusted Net Income and by deducting the cash portion of all extraordinary or non-recurring items of expense to the extent excluded in the calculation of Adjusted Net Income); (ii) any net decrease in Working Capital during such period (except to the extent attributable to assets or Persons subject to a Disposition during such period); and (iii) cash received from the proceeds of any life insurance or "key man" policies during such period, minus (B) the sum of (i) cash interest expense (including, without duplication, cash interest expense under Swap Contracts, cash Capital Lease expense and commitment fees and interest accruing during such period on the Senior Subordinated Notes and (if issued by Borrower or any Subsidiary of Borrower) the Additional Senior Subordinated Notes) of Borrower and its

Consolidated Subsidiaries for such period to the extent deducted in calculating Adjusted Net Income; (ii) the sum of all scheduled principal payments (other than pursuant to Section 2.10(a)(v)) on any Indebtedness (including Capital
Leases and Term Loans pursuant to Section 3.01(b)) of Borrower and its Consolidated Subsidiaries made during such period from internally generated funds, all voluntary prepayments of Term Loans made during such period from internally generated funds and all prepayments of Revolving Credit Loans made during such period from internally generated funds to the extent accompanied by a permanent reduction in Revolving Credit Commitments; (iii) Capital Expenditures made during such period by Borrower and the Subsidiaries to the extent funded from internally generated funds; (iv) all withholding tax expense incurred in connection with cross border transactions and all cash income taxes actually paid by Borrower or any Subsidiary during such period and dividends paid during such period by Borrower pursuant to Section 9.10(c)(ii); (v) cash dividends paid during such period by Borrower pursuant to Section 9.10(c)(iii) to the extent made with internally generated funds; (vi) cash dividends paid during such period by Borrower pursuant to Section 9.10(d); (vii) cash paid during such period for any Acquisition or Investment permitted by Section 9.06 or 9.09, in each case to the extent made from internally generated funds; (viii) any net increases in Working Capital during such period (except to the extent attributable to assets or Persons subject to an Acquisition during such period);
(ix) solely to the extent not reflected in the calculation of Adjusted Net Income, cash distributions required to be paid to the minority holders of Equity Interests in any Consolidated Subsidiary of Borrower pursuant to the partnership agreement governing such Consolidated Subsidiary as in effect on the Effectiveness Date; and (x) monitoring and management fees actually paid to any Permitted Holder during such period by Borrower as permitted by Section 9.15.

     "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended.

     "Exchange Indenture" shall mean the indenture pursuant to which the Exchange Notes are issued.

     "Exchange Notes" see the definition of Senior Subordinated Notes.

     "Exchange Offer" see the definition of Senior Subordinated Notes.

     "Excluded Dispositions" shall mean (i) Dispositions for fair market value resulting in no more than $250,000 in aggregate proceeds per Disposition (or series of related Dispositions) and other Dispositions resulting in up to $10.0 million in aggregate proceeds in any fiscal year (which $10.0 million shall not include any such $250,000 or less Disposition or series of related Dispositions); (ii) an exchange of equipment or inventory for other equipment or inventory, provided that the Company effecting such exchange receives at least substantially equivalent value in such exchange for the Property disposed of;
(iii) any transaction permitted by Section 9.06 (other than clause (g), (p) or (q) thereof), any Lien permitted by Section 9.07 and any Investment permitted by
Section 9.09; (iv) any issuance of Equity Interests by any Subsidiary to directors or nominees if resulting in de minimis proceeds; (v) the sale of inventory in the ordinary course of business; and (vi) any return by any Company of assets of All America Cables and Radio, Inc. and its affiliates to the seller thereof pursuant to the purchase and sale agreements relating to the acquisition of such assets or related Equity Interests.

     "Excluded Taxes" see Section 5.06(a).

     "Existing Affiliate Agreements" see Section 9.15.

     "Existing Indentures" shall mean each Indenture pursuant to which each tranche of the Existing Notes were issued.

     "Existing Notes" shall mean Parent's (i) $250.0 million aggregate principal amount of 8 7/8% Senior Notes due 2001 and (ii) $100.0 million aggregate principal amount of 10 1/8% Senior Notes due 2005.

     "FAA" shall mean the United States Federal Aviation Administration.

     "Facilities Agreement" shall mean the Facilities Agreement dated as of January 2, 1995 among PR Borrower, Century ML Cable Venture and Century-ML, as the same shall be modified and supplemented and in effect from time to time in accordance with its terms and this Agreement.

     "fair market value" shall mean, with respect to any asset, a price (after taking into account any liabilities relating to such assets), as determined by Borrower in good faith, that is within a reasonable range of prices which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing and able buyer, neither of which is under any compulsion to complete the transaction.

     "FCC" shall mean the United States Federal Communications Commission, or any other similar or successor agency of the federal government administering the Communications Act.

     "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, however, that (a) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate quoted to Administrative Agent on such Business Day on such transactions by three federal funds brokers of recognized standing, as determined by Administrative Agent.

     "Final Maturity Date" shall mean November 30, 2007. If an Incremental Facility shall be put in place with a later maturity date, the Final Maturity Date shall be extended to the final maturity thereof.

     "Financial  Maintenance  Covenants"  shall mean the  covenants set forth in
Section 9.11(a) through (e).

     "Fixed Charge  Coverage  Ratio" shall mean, for any Test Date, the ratio of
(x) Operating Cash Flow for the four fiscal quarters ending on such Test Date to
(y) Fixed Charges for the four fiscal quarters ending on such Test Date.

     "Fixed Charges" shall mean, for any period, the sum of (i) Consolidated Interest Expense for such period to the extent paid or payable in cash during such period, (ii) the sum of all scheduled principal payments on any Indebtedness of Borrower and its Consolidated Subsidiaries (including, without duplication, any lease payments in respect of Capital Leases of Borrower and its Consolidated Subsidiaries attributable to the principal component thereof for such period but excluding any prepayment of a type contemplated by Section 2.10), (iii) all cash income tax expense actually paid to any Governmental Authority by Borrower and its Consolidated Subsidiaries for such period (other than taxes related to Dispositions or Excluded Dispositions not in the ordinary course of business), (iv) all dividends paid by Borrower during such period pursuant to Section 9.10(c)(ii) or pursuant to Section 9.10(d) (other than for taxes related to Dispositions and Excluded Dispositions not in the ordinary course of business), and (v) Capital Expenditures during such period to the extent made from internally generated funds.

     "Foreign Plan" shall mean any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by, or entered into with, any Company with respect to employees employed outside the United States (other than individual employment agreements).

     "Foreign Subsidiary" shall mean any direct or indirect Subsidiary organized outside of the United States as defined in Section 7701(a)(9) of the Code (or any successor provision).

     "Funding Date" shall mean the date of the making of any extension of credit hereunder (including the Original Closing Date and the Effectiveness Date).

     "GAAP" shall mean generally accepted accounting principles set forth as of the relevant date in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

     "Governmental Authority" shall mean any government or political subdivision of the United States, Puerto Rico, the Virgin Islands or any other country or any agency, authority, board, bureau, central bank, commission, department or instrumentality thereof or therein, including, without limitation, any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government or political subdivision.

     "Guarantee" shall mean the guarantee of each Guarantor  pursuant to Section
6.

     "Guaranteed Obligations" see Section 6.01.

     "Guarantors" shall mean Parent, Borrower, PR Borrower, each Subsidiary (other than any Foreign Subsidiary) listed on Schedule 1.01 and each direct and indirect Subsidiary (other than any Foreign Subsidiary) that guarantees the payment of the Obligations of Borrower pursuant to Section 9.20.


     "Guaranty Obligation" see the definition of Contingent Obligation.

     "Hazardous Material" shall mean any pollutant, contaminant, toxic, hazardous or extremely hazardous substance, constituent or waste, or any other constituent, waste, material, compound or substance subject to regulation under any Environmental Law including, without limitation, petroleum or any petroleum product, including crude oil or any fraction thereof, polychlorinated biphenyls, urea-formaldehyde insulation and asbestos.

     "in the ordinary course of business" shall mean in the ordinary course of business of Borrower and the Subsidiaries.

     "Incremental Facility" see Section 2.01(f). There is no commitment for all or any part of any Incremental Facility as of the Effectiveness Date. No Lender shall have any obligation for any part of any Incremental Facility unless it shall have expressly consented thereto in writing.

     "incur" shall mean, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (including by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "incurrence," "incurred" and "incurring" shall have meanings correlative to the foregoing). Indebtedness of any Person or any of its Subsidiaries existing at the time such Person becomes a Company (or is merged into or consolidates with any Company), whether or not such Indebtedness was incurred in connection with, or in contemplation of, such Person becoming a Company (or being merged into or consolidated with any Company), shall be deemed incurred at the time any such Person becomes a Company or merges into or consolidates with any Company. Neither the accrual of interest, nor the accretion of accreted value, shall be deemed to be an incurrence.

     "Indebtedness" shall mean, for any Person, without duplication, (a) all indebtedness for borrowed money of such Person; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of Property or services (other than trade payables and accrued expenses); (c) all non-contingent reimbursement or payment obligations of such Person with respect to Surety Instruments that are not reimbursed within three Business Days (such as, for example, unpaid reimbursement obligations in respect of a drawing under a letter of credit); (d) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of Property or businesses; (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property (other than operating leases)); (f) all Capital Lease Obligations of such Person; (g) all indebtedness of other Persons referred to in clauses (a) through (f) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including accounts and contracts rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness (provided that the amount of indebtedness shall be deemed to be limited to the fair market value of such Property if such Person has not assumed or become liable for the payment of such indebtedness); and (h) all Guaranty Obligations of such Person in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above. Indebtedness shall not include accounts extended by suppliers in the ordinary course of business in connection with the purchase of goods and services or customary indemnity obligations incurred in connection with the Disposition of Property. The Indebtedness of any Person shall include any Indebtedness of any partnership in which such Person is the general partner.

     "Indemnitee" see Section 12.03(b).

     "Information Memorandum" shall mean the Confidential Information Memorandum dated February 2000 distributed in connection with the syndication of the Commitments and Loans.

     "Initial Public Offering" shall mean a primary underwritten public offering of the common stock of Parent at any time after the Effectiveness Date, other than any public offering or sale pursuant to a registration statement on Form S-8 or a comparable form.

     "Insolvency Proceeding" shall mean, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or by or before any other Governmental Authority relating to bankruptcy, insolvency, reorganization, liquidation, receivership, dissolution, sequestration, conservatorship, winding-up or relief of debtors (or the convening of a meeting or the passing of a resolution for or with a view to any of the foregoing), or
(b) any assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors.

     "Intercompany Note" shall mean a promissory note substantially in the form of Exhibit B.

     "Interest Coverage Ratio" shall mean, for any Test Date, the ratio of (x) Operating Cash Flow for the four fiscal quarters ending on such Test Date to (y) Consolidated Interest Expense for the four fiscal quarters ending on such Test Date to the extent thereof paid or payable in cash during such period; provided, however, that (1) prior to the Senior Subordinated Notes Interest Trigger Date (or, with respect to the Additional Senior Subordinated Notes, such later date when the interest escrow, if any, in respect of the Additional Senior Subordinated Notes has been depleted), Consolidated Interest Expense shall exclude interest accruing on the Senior Subordinated Notes and the Additional Senior Subordinated Notes (if issued by Borrower or any Subsidiary of Borrower),
(2) if the Additional Senior Subordinated Notes are issued by any direct or indirect parent of Borrower, Consolidated Interest Expense shall, for any period ending after the Senior Subordinated Notes Interest Trigger Date (or, such later date when the interest escrow in respect thereof, if any, has been depleted), include cash interest accruing during such period on the Additional Senior Subordinated Notes and (3) for any period ending after the Parent Refinanced Notes Interest Trigger Date, Consolidated Interest Expense shall include cash interest accruing during such period on the Parent Refinanced Notes.

     "Interest Period" shall mean, with respect to any LIBOR Loan, each period commencing on the date such LIBOR Loan is made or Converted from an ABR Loan or the last day of the next preceding Interest Period for such LIBOR Loan and (subject to the requirements of Sections 2.01(a), 2.01(b), 2.01(c), 2.01(d) and 2.09) ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as Borrower or PR Borrower may select as provided in Section 4.05, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) if any Interest Period for any Revolving

Credit Loan would otherwise end after the Revolving Credit Commitment Termination Date, such Interest Period shall end on the Revolving Credit Commitment Termination Date; (ii) no Interest Period for any Term Loan may commence before and end after any Principal Payment Date, unless, after giving effect thereto, the aggregate principal amount of the Term Loans having Interest Periods that end after such Principal Payment Date shall be equal to or less than the aggregate principal amount of the Term Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Principal Payment Date; (iii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iv) notwithstanding clauses (i) and (ii) above, no Interest Period shall have a duration of less than one month and, if the Interest Period for any LIBOR Loan would otherwise be a shorter period, such Loan shall not be available hereunder as a LIBOR Loan for such period.

     "Interest Rate Certificate" shall mean an Officers' Certificate substantially in the form of Exhibit C-1, delivered pursuant to Section 9.01(e), demonstrating in reasonable detail the calculation of the Total Leverage Ratio as of any Test Date.

     "Interest Rate Protection Agreement" shall mean, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

     "internally generated funds" shall mean funds not generated from the proceeds of any Loan, Debt Issuance, Equity Issuance, Disposition, insurance recovery or Indebtedness (in each case without regard to the exclusions from the definition thereof (other than sales of inventory in the ordinary course of business)), as reasonably determined by Borrower.

     "Investment" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests, bonds, notes, debentures or other securities of any other Person; (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person); (c) any capital contribution to (by means of any transfer of cash or other Property to others or any payment for Property or services for the account or use of others) any other Person; and (d) the entering into, or direct or indirect incurrence, of any Guaranty Obligation with respect to Indebtedness or other liability of any other Person.

     "Investor Affiliates" shall mean (i) each Affiliate of any Principal Investor that is not an operating company or controlled by an operating company and each general partner of each Principal Investor and Affiliate of a Principal Investor and (ii) any other Person that holds Equity Interests in Parent if any Principal Investor or Investor Affiliate described in clause (i) above has at the time of determination the power to vote (or cause to be voted at its discretion), pursuant to contract, irrevocable proxy or otherwise, the shares held by such other Person.

     "Investors" shall mean the Principal Investors and the Investor Affiliates.

     "Issuing Lender" shall mean Bank of America, N.A. or any of its Affiliates, or such other Lender or Lenders selected by Administrative Agent and reasonably satisfactory to Borrower, as the issuer of Letters of Credit under Section 2.03, together with its successors and assigns in such capacity.

     "Joinder Agreement" shall mean a Joinder Agreement substantially in the form of Exhibit I.

     "Lease" shall mean any lease, sublease, franchise agreement, license, occupancy or concession agreement.

     "LEC System" shall mean a system providing local telephone services within a local exchange in Puerto Rico, the Virgin Islands and other Caribbean nations.

     "Lender" and "Lenders" see the introduction to this Agreement.

     "Letter of Credit" see Section 2.03.

     "Letter of Credit Documents" shall mean, with respect to any Letter of Credit, collectively, any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

     "Letter of Credit Interest" shall mean, for each Revolving Credit Lender, such Lender's participation interest (or, in the case of the Issuing Lender, the Issuing Lender's retained interest) in the Issuing Lender's liability under Letters of Credit and such Lender's rights and interests in Reimbursement Obligations and fees, interest and other amounts payable in connection with Letters of Credit and Reimbursement Obligations.

     "Letter of Credit Liability" shall mean, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the undrawn face amount of such Letter of Credit, plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of Borrower at such time due and payable in respect of all drawings made under such Letter of Credit.

     "LIBOR Base Rate" shall mean, with respect to any LIBOR Loan for any Interest Period therefor, the rate per annum determined by Administrative Agent to be the arithmetic mean (rounded to the nearest 1/100th of 1%) of the offered rates for deposits in Dollars with a term comparable to such Interest Period that appears on the Dow Jones Page 3750 (as defined below) at approximately 11:00 a.m., London, England time, on the second full Business Day preceding the first day of such Interest Period; provided, however, that (i) if no comparable term for an Interest Period is available, the LIBOR Base Rate shall be determined using the weighted average of the offered rates for the two terms most nearly corresponding to such Interest Period and (ii) if there shall at any time no longer exist a Dow Jones Page 3750, "LIBOR Base Rate" shall mean, with respect to each day during each Interest Period pertaining to LIBOR Loans comprising part of the same Borrowing, the rate per annum equal to the rate at which Administrative Agent is offered deposits in Dollars at approximately 11:00 a.m., London, England time, two Business Days prior to the first day of such Interest Period in the London interbank market for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to its portion of the amount of such LIBOR Loan to be outstanding during such Interest Period. "Dow Jones Page 3750" shall mean the display designated as Page 3750 on the Dow Jones (or such other page as may replace such page on such service for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

     "LIBOR Loans" shall mean Loans that bear interest at rates based on rates referred to in the definition of "LIBOR Rate" in this Section 1.01.

     "LIBOR Rate" shall mean, for any LIBOR Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by Administrative Agent to be equal to the LIBOR Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such Loan for such Interest Period.

     "Licenses" see Section 8.22(a).

     "License Subsidiary" shall mean any Subsidiary of Borrower that (i) is organized in a state within the United States (or the appropriate foreign jurisdiction in the case of a License Subsidiary whose only licenses are licenses granted by Governmental Authorities outside the United States), (ii) has no assets other than Licenses of the Companies and de minimis other assets and conducts no activity except holding such Licenses and matters ancillary thereto and de minimis other activities, (iii) has no liabilities or obligations, including Contingent Obligations, other than the Guarantee and liabilities strictly related to its corporate existence incurred in the ordinary course (except de minimis trade credit or the like) and de minimis other obligations, and (iv) has no Liens on any License, except, to the extent permitted by the FCC or the relevant foreign Governmental Authority, Liens under the Security Documents in favor of Administrative Agent on behalf of the Creditors.

     "Lien" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, any other type of preferential arrangement in respect of such Property having the effect of a security interest or any filing consented to by any Company of any financing statement under the UCC or any other similar notice of Lien under any similar notice or recording statute of any Governmental Authority consented to by any Company, including any easement, right-of-way or other encumbrance on title to Real Property, and any agreement to give any of the foregoing. For purposes of the Credit Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

     "Loans" shall mean the Revolving Credit Loans, the Swing Loans and the Term Loans.

     "Losses"  of  any  Person  shall  mean  the  losses,  liabilities,   claims
(including those based upon negligence, strict or absolute liability and liability in tort), damages, reasonable expenses, obligations, penalties, actions, judgments, encumbrances, liens, penalties, fines, suits, reasonable and documented costs or disbursements of any kind or nature whatsoever (including reasonable fees and expenses of counsel in connection with any Proceeding commenced or threatened in writing, whether or not such Person shall be designated a party thereto) at any time (including following the payment of the Obligations) incurred by, imposed on or asserted against such Person.

     "Majority Lenders" shall mean Lenders holding at least a majority of the sum of (without duplication) (a) the aggregate principal amount of outstanding Loans (other than Swing Loans), plus (b) the aggregate amount of all Letter of Credit Liabilities, plus (c) the aggregate Unutilized Revolving Credit Commitments then in effect, plus (d) in the case of the Swing Loan Lender only, the aggregate amount of Swing Loans then outstanding.

     "Majority Revolving Credit Lenders" shall mean Lenders holding at least a majority of the sum of (without duplication) (a) the aggregate principal amount of outstanding Revolving Credit Loans, plus (b) the aggregate amount of all Letter of Credit Liabilities, plus (c) the aggregate Unutilized Revolving Credit Commitments then in effect, plus (d) in the case of the Swing Loan Lender only, the aggregate amount of Swing Loans then outstanding.

     "Majority Term Lenders" shall mean Lenders holding at least a majority of the aggregate principal amount of outstanding Term Loans.

     "Majority Tranche A Term Loan Lenders" shall mean Lenders holding at least a majority of the aggregate principal amount of outstanding Tranche A Term Loans.

     "Majority Tranche A-PR Term Loan Lenders" shall mean Lenders holding at least a majority of the aggregate principal amount of outstanding Tranche A-PR Term Loans.

     "Majority Tranche B-PR Term Loan Lenders" shall mean Lenders holding at least a majority of the aggregate principal amount of outstanding Tranche B-PR Term Loans.

     "Majority Tranche C-PR Term Loan Lenders" shall mean Lenders holding at least a majority of the aggregate principal amount of outstanding Tranche C-PR Term Loans.

     "Margin Stock" shall mean margin stock within the meaning of Regulations T, U and X.

     "Marketing Agreement" shall mean a material operating or material marketing
agreement  between  any  Obligor  and  any  other  party   (including,   without
limitation, any such agreement with Century-ML).

     "Material Adverse Change" shall mean, with respect to any Person, a material adverse change, or any condition or event that has resulted or could reasonably be expected to result in a material adverse change, in the financial condition, business, assets or results of operations of such Person, together with its Subsidiaries taken as a whole. Unless otherwise indicated, Material Adverse Change refers to Borrower.

     "Material Adverse Effect" shall mean, any of (a) a material adverse effect, or any condition or event that has resulted or could reasonably be expected to result in a material adverse effect, on the business, assets, or results of operations or financial condition of Borrower, together with the Subsidiaries taken as a whole, (b) a material adverse effect on the ability of the Obligors to consummate in a timely manner the Transactions or to perform any of their material obligations under any Credit Document or (c) a material adverse effect on the legality, binding effect or enforceability of any Credit Document or any of the material rights and remedies of the Lenders, the Issuing Lender, Co-Syndication Agents or any Agent thereunder. In determining whether the occurrence of any individual event or the existence of any individual condition would, or the failure of any individual event to occur or any individual condition to exist would, have a Material Adverse Effect, notwithstanding that the occurrence of such individual event or the existence of such individual condition does not, or the failure to occur of such individual event or such individual condition to exist does not, of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event or condition or failure of event or condition and all other then existing events or conditions and failures or event or conditions would have a Material Adverse Effect.

     "Merger" shall mean the merger on the Original Closing Date with Parent as the survivor pursuant to the Merger Agreement.

     "Merger Agreement" shall mean the Agreement and Plan of Merger dated as of July 2, 1998 of Parent, as amended on November 29, 1998 and as amended and in effect in accordance with its terms and this Agreement.

     "Minority Interest" shall mean an Investment (other than a Permitted Investment) in any Person that is not a Subsidiary.

     "Minority Interest Basket" shall mean, at any time, the excess of (A) the aggregate amount of cash dividends or other cash distributions received by Borrower since the Original Closing Date and on or prior to such time from the Minority Interests listed on Schedule 8.14 (or Minority Interests of substantially equivalent value received in exchange for any such Minority
Interests), net of all capital contributions or taxes required to be paid in respect thereof over (B) the sum of (i) the aggregate amount (but not to exceed $10.0 million for any fiscal year) of all Investments made after the Original Closing Date and outstanding as of such time in Minority Interests pursuant to
Section 9.09(A)(m) or (u) and (ii) the aggregate amount of all dividends paid as of such time since the Original Closing Date pursuant to Section 9.10(c)(iv).

     "MLCC" shall mean Merrill Lynch Capital Corporation.

     "MLPF&S" shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     "Mortgage" shall mean an agreement, including, but not limited to, a mortgage, deed of trust or any other document, creating and evidencing a Lien on a Mortgaged Real Property, which shall be in form and substance reasonably satisfactory to Administrative Agent, with such schedules and including such provisions as shall be necessary to conform such document to applicable or local law or as shall be customary under local law, as the same may at any time be amended in accordance with the terms thereof and hereof.

     "Mortgaged Real Property" shall mean each Real Property, if any, which shall be subject to a Mortgage delivered after the Original Closing Date pursuant to Section 9.12.

     "MSA" shall mean any "metropolitan statistical area" as defined and modified by the FCC for the purpose of licensing public cellular radio telecommunications service systems.

     "Multiemployer Plan" shall mean at any time a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA (i) to which any member of the ERISA Group is then making or accruing an obligation to make contributions, (ii) to which any member of the ERISA Group has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period, or (iii) with respect to which any Company is reasonably likely to incur liability.

     "NAIC" shall mean the National Association of Insurance Commissioners.

     "Net Available Proceeds" shall mean:

     (i) in the case of any Disposition Event, the amount of Net Cash Payments received by any Company in connection with such Disposition Event;

     (ii) in the case of any Casualty Event, the aggregate amount of cash proceeds of insurance, condemnation awards and other compensation received by any Company in respect of such Casualty Event net of (A) fees and expenses incurred by such Company in connection with recovery thereof, (B) repayments of Indebtedness (other than Indebtedness hereunder) to the extent secured by a Lien on such Property that is permitted hereunder or under the applicable Security Document, (C) any taxes (including income, transfer, stamp, duty, customs, withholding and any other taxes) paid or payable by any Company in respect of the amount so recovered (after application of all credits and other offsets) and (D) amounts drawn under the Revolving Credit Facility that are applied to the replacement, restoration or repair of the Property subject to such Casualty Event; and

     (iii) in the case of any Equity Issuance or any Debt Issuance, the aggregate amount of all cash received by any Company in respect thereof net of all investment banking fees, discounts and commissions, legal fees, consulting fees, accountants' fees, underwriting discounts and commissions and other fees and expenses, actually incurred in connection therewith.

     "Net Cash Payments" shall mean, with respect to any Disposition Event, the aggregate amount of all cash payments (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) received by any Company directly or indirectly in connection with such Disposition Event; provided, however, that Net Cash Payments shall be net (without duplication) of (i) the amount of all fees and expenses paid by any Company in connection with such Disposition Event (the "Relevant Disposition");
(ii) any taxes (including income, transfer, stamp, duty, customs, withholding and any other taxes) paid or estimated to be payable by any Company as a result of the Relevant Disposition (after application of all credits and other offsets); (iii) any repayments by any Company of Indebtedness other than the Obligations to the extent that (a) such Indebtedness is secured by a Lien on the Property that is the subject of the Relevant Disposition that is permitted hereunder or under the applicable Security Document and (b) the transferee of (or holder of a Lien on) such Property requires that such Indebtedness be repaid as a condition to the purchase or sale of such Property; (iv) amounts required to be paid to any Person (other than any Company) owning a beneficial interest in the assets subject to such Relevant Disposition; and (v) appropriate amounts to be provided by any Company, as a reserve, in accordance with GAAP, against any liabilities associated with such Relevant Disposition and retained by any Company after such Relevant Disposition, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Relevant Disposition, all as reflected in an Officers' Certificate delivered to Administrative Agent.

     "New Lenders" see Section 2.01(f).

     "Non-Qualified Subsidiary" shall mean any Subsidiary other than a Qualified Subsidiary.

     "Non-U.S. Lender" see Section 5.06(b).

     "Notes" shall mean the Revolving Credit Notes, the Term Loan Notes and the Swing Loan Notes.

     "Notice  of  Assignment"  shall  mean a notice of  assignment  pursuant  to
Section 12.06 substantially in the form of Exhibit F.

     "Notice of Borrowing" shall mean a notice of borrowing substantially in the form of Exhibit G.

     "Obligations" shall mean all amounts, direct or indirect, contingent or absolute, of every type or description, and at any time existing, owing to any Creditor or any of its Related Parties or their respective successors, transferees or assignees pursuant to the terms of any Credit Document or any Swap Contract or secured by any of the Security Documents, whether or not the right of such Person to payment in respect of such obligations and liabilities is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy case or insolvency or liquidation proceeding.

     "Obligors" shall mean Borrower, PR Borrower and the Guarantors.

     "Officers' Certificate" shall mean, as applied to any corporation, a certificate executed on behalf of such corporation by its Chairman of the Board (if an officer) or its Chief Executive Officer or its President or one of its Vice Presidents (or an equivalent officer) and by its Chief Financial Officer, Vice President-Finance or its Treasurer (or an equivalent officer) or any Assistant Treasurer in their official (and not individual) capacities; provided, however, that every Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loan or the taking of any other action hereunder shall include (i) a statement that the officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, and (ii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

     "Operating Cash Flow" shall mean, for any period, the sum (without duplication) of the amounts for such period of Adjusted Net Income, plus, in each case to the extent deducted in calculating such Adjusted Net Income, (1) income tax expense, (2) withholding tax expense incurred in connection with cross border transactions, (3) consolidated interest expense (including in respect of the Senior Subordinated Notes and (if issued by Borrower or any Subsidiary of Borrower) the Additional Senior Subordinated Notes), (4) depreciation and amortization expense, (5) other non-cash items of expense, other than to the extent requiring an accrual or reserve for future cash expenses, and (6) monitoring and management fees actually paid to any Permitted Holder as permitted by Section 9.15 all as determined on a consolidated basis for Borrower and its Consolidated Subsidiaries, and minus (1) cash dividends or other distributions paid by Borrower to Parent pursuant to Section 9.10(c)(i) and (2) distributions received from all Minority Interests during such period to the extent included in calculating such Adjusted Net Income. Operating Cash Flow shall be calculated on a pro forma basis and otherwise in accordance with GAAP to give effect to any Acquisition or Disposition of any System consummated during the fiscal period of Borrower ended on such Test Date as if each such Acquisition had been effected on the first day of such period and as if each such Disposition had been consummated on the day prior to the first day of such period; provided that any such pro forma calculation may include adjustments for the pro forma effect of (a) any cost savings accounted for on an annualized basis as a result of an Acquisition by Borrower or any of its Consolidated Subsidiaries which, in the good faith judgment of Borrower (as evidenced by an Officers' Certificate delivered to Administrative Agent), will be eliminated or realized within one year after the date of such transaction (provided that any such cost savings are calculated in accordance with Regulation S-X under the Securities Act of 1933, as amended) or (b) any direct quantifiable savings from the conversion of roaming expense which Borrower will obtain within one year of the transaction in the good faith judgment of Borrower from the Acquisition of a third party which prior to such Acquisition had a contract with Borrower or any of its Consolidated Subsidiaries for roaming services. For purposes of the foregoing sentence, when calculating Operating Cash Flow for any Person or business, Operating Cash Flow and all defined terms used herein (or in any such defined term) shall be deemed to refer to such Person or business.

     "Option" see Section 2.09.

     "Organic Document" shall mean, relative to any Person, its certificate of incorporation, its by-laws, its partnership agreement, its memorandum and articles of association, share designations or similar organization documents and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized shares of Equity Interests.

     "Original Closing Date" shall mean January 7, 1999.

     "Other Taxes" see Section 5.06(c).

     "Parent" shall mean Centennial Cellular Corp. (to be renamed Centennial Communications Corp. on February 29, 2000).

     "Parent Financing" shall mean (x) the purchase by the Investors from Parent for cash not later than the time of consummation of the Merger of common equity in an aggregate amount not less than $400.0 million and (y) the issuance and sale of the Parent Subordinated Notes.

     "Parent Financing Documents" shall mean (x) the Merger Agreement and (y) the Parent Subordinated Notes and the Securities Purchase Agreement dated December 29, 1998 between Parent, WCAS Capital Partners III, L.P. and the other purchasers named therein pursuant to which the Parent Subordinated Notes were issued and all other documents relating thereto and delivered to Agents on or prior to the Original Closing Date, as any such agreement or document may be amended and in effect from time to time in accordance with its terms and this Agreement.

     "Parent Refinanced Notes" shall mean the senior notes of Parent issued to refinance the Parent Subordinated Notes for net proceeds (in excess of the amount of interest in escrow pursuant to any interest escrow agreement relating thereto), of not more than an aggregate principal amount sufficient to repay in full all then outstanding Parent Subordinated Notes Obligations, which notes shall in any event (i) have covenants, events of default, redemption and repurchase provisions and modification provisions in the aggregate not materially less favorable to Parent, Borrower and the Lenders than the covenants, events of default, redemption and repurchase provisions and modification provisions of the Senior Subordinated Notes, (ii) mature no earlier than six months after the maturity date for the Senior Subordinated Notes, (iii) be unsecured and (iv) require no cash interest payments (other than from an interest escrow substantially similar to the Senior Subordinated Notes Interest Escrow Agreement, so long as it will be sufficient to fund the first ten scheduled semi-annual interest payments thereof) for at least five years after the issue date thereof.

     "Parent Refinanced Notes Documents" shall mean an indenture governing the terms and conditions of the Parent Refinanced Notes and all other documents relating thereto (including any interest escrow agreement, if applicable) and delivered to Agents, as any such agreement or document may be amended and in effect from time to time in accordance with its terms and this Agreement.

     "Parent  Refinanced  Notes Interest Trigger Date" shall mean the earlier of
(x) the tenth scheduled semi-annual interest payment date on the Parent Refinanced Notes after the issue date thereof or (y) the first date on which interest is required to be paid on any Permitted Refinancing only in cash on the Parent Refinanced Notes (or any one or more refinancings thereof) other than from an interest escrow arrangement funded at the date of issuance thereof.

     "Parent Subordinated Notes" shall mean the Senior Subordinated Notes due 2009 of Parent in an aggregate amount of $180.0 million issued pursuant to the Parent Financing Documents.

     "Parent Subordinated Notes Obligations" shall mean the obligations of Parent under the Parent Subordinated Notes (including any notes issued to holders thereof in lieu of cash interest payments in accordance with the Parent Financing Documents) and the Parent Financing Documents.

     "Participant" see Section 12.06(c).

     "Payment Date" shall mean any Principal Payment Date and each date on which interest is due and payable on any Loan.

     "Payor" see Section 4.06.

     "PBGC" shall mean the United States Pension Benefit Guaranty Corporation or any successor thereto.

     "PCS System" shall mean a wireless telecommunications system licensed by the FCC under 47 C.F.R. Part 24 for operation in the "B" frequency block (1.865/1.880 GHz and 1.945/1.960 GHz) (or by the equivalent foreign authority for equivalent operation in a foreign jurisdiction) to provide any or all of a family of digital, wireless mobile or portable and fixed radio communications services to individuals and businesses in Puerto Rico, the Virgin Islands and other Caribbean nations.

     "Permits" see Section 8.17.

     "Permitted Acquisition" shall mean any Acquisition effected in compliance with Section 9.06(h), (i), (n) or (o).

     "Permitted Holders" means the Principal Investors, the Investor Affiliates and the Permitted Transferees.

     "Permitted Investments" shall mean, for any Person: (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or by any agency thereof, in either case maturing not more than one year from the date of acquisition thereof by such Person; (b) time deposits, certificates of deposit or bankers' acceptances (including eurodollar deposits) issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500.0 million and a deposit rating of investment grade; (c) commercial paper rated A-1 or better by Standard & Poor's Corporation or P-1 or better by Moody's Investors Service, Inc., respectively, maturing not more than 180 days from the date of acquisition thereof by such Person; (d) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above; (e) securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least A by Standard & Poor's Corporation or A by Moody's Investors Service, Inc.; or (f) money market mutual funds that invest primarily in the foregoing items.

     "Permitted Liens" see Section 9.07.

     "Permitted Refinancing" shall mean, with respect to any Indebtedness or Contingent Obligation, any refinancing thereof, provided, however, that (w) no Default or Event of Default shall have occurred and be continuing or would arise therefrom, (x) any such refinancing Indebtedness shall (I) not be on financial and other terms that are materially more onerous (as determined by Borrower and Co-Syndication Agents) in the aggregate to any Company or Creditor than the Indebtedness or Contingent Obligation being refinanced), (II) not have a stated maturity or weighted average life that is shorter than the Indebtedness or Contingent Obligation being refinanced, (III) if the Indebtedness or Contingent Obligation being refinanced is subordinated by its terms or by the terms of any agreement or instrument relating to such Indebtedness or Contingent Obligation, be at least as subordinate to the Obligations as the Indebtedness or Contingent Obligation being refinanced (and unsecured if the refinanced Indebtedness is unsecured), and (IV) be in a principal amount that does not exceed the principal amount so refinanced, plus accrued interest, plus the lesser of (1) the stated amount of any premium or other payment required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness or Contingent Obligation being refinanced and (2) the amount of premium or other payment actually paid at such time to refinance the Indebtedness, plus, in either case, the amount of fees and reasonable expenses of any Obligor or any Subsidiary incurred in connection with such refinancing, and (y) the sole obligor on such refinancing Indebtedness or Contingent Obligation shall be Parent or the original obligor on such Indebtedness or Contingent Obligation being refinanced; provided, however, that (I) any guarantor of the Indebtedness or Contingent Obligation being refinanced shall be permitted to guarantee the refinancing Indebtedness and (II) any Obligor shall be permitted to guarantee any such refinancing of any other Obligor.

     "Permitted Transferee" shall mean, with respect to any individual, (i) such individual's spouse or children (natural or adopted), any trust for such individual's benefit or the benefit of such individual's spouse or children (natural or adopted), or any corporation or partnership in which the direct and beneficial owner of all of the equity interest is such Person or such individual's spouse or children (natural or adopted) or any trust for the benefit of such persons; or (ii) the heirs, executors, administrators or personal representatives upon the death of such person or upon the incompetency or disability of such person for purposes of the protection and management of such individual's assets.

     "Person"  shall  mean  any  individual,   corporation,  company,  voluntary
association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

     "Plan" shall mean at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA and is maintained or contributed to by any member of the ERISA Group or with respect to which any Company is reasonably likely to incur liability.

     "Pledged Collateral" shall mean all Property pledged pursuant to the Security Agreement.

     "PR Borrower" shall mean Centennial Puerto Rico Operations Corp., a Delaware corporation.

     "PR Systems" shall mean, collectively, the PCS Systems, the CAP Systems and the LEC Systems of PR Borrower and its Subsidiaries.

     "Prepayment Designation Basket" shall mean, at any time, the excess of (A) $75,000,000 over (B) the aggregate amount of prepayments of the Term Loans as to which Borrower and/or PR Borrower has relied upon Section 2.09(c)(i) or Section 2.10(b)(i)(A) since the Effectiveness Date to designate the Class of Loan and the order of application to scheduled Amortization Payments of such prepayment.

     "Prime Rate" shall mean for any day, a rate per annum that is equal to the prime rate of interest established by Administrative Agent from time to time, changing when and as said corporate base rate changes. The prime rate is not necessarily the lowest rate charged by Administrative Agent to its customers.

     "Principal Investors" shall mean WCAS and Blackstone Capital Partners III Merchant Banking Fund L.P. and Blackstone Offshore Capital Partners III L.P.

     "Principal Office" shall mean the principal office of Administrative Agent, located on the date hereof at 901 Main Street, 14th Floor, Dallas, Texas 75202
Attention: Agency Services or such other office as may be designated by Administrative Agent.

     "Principal Payment Date" shall mean, with respect to any Term Loan, each Quarterly Date or other date set forth on Schedule 3.01(b) on which a payment of principal is due with respect to such Term Loan.

     "Prior Liens" shall mean Liens which, pursuant to the provisions of any Security Document, are or may be superior to the Lien of such Security Document.

     "Proceeding" shall mean any claim, counterclaim, action, judgment, suit, hearing, governmental investigation, arbitration or proceeding, including by or before any Governmental Authority and whether judicial or administrative.

     "Pro Forma Capitalization Table" see Section 8.02(d).

     "Pro Forma Date" see Section 8.02(d).

     "Pro Forma Debt Service" shall mean, for any period, the sum of (i) the reasonably anticipated Consolidated Interest Expense of Borrower and its Consolidated Subsidiaries for such period to the extent to be paid in cash during such period and assuming prevailing interest rates at the time of calculation, and (ii) the combined sum of all scheduled principal payments on any Indebtedness (including, without duplication, the Loans and Capital Leases) of Borrower and its Consolidated Subsidiaries during such period; provided, however, that such Consolidated Interest Expense shall (1) include only interest that will accrue after the Senior Subordinated Notes Interest Trigger Date (or, with respect to the Additional Senior Subordinated Notes, such later date when the interest escrow in respect thereof, if any, is depleted) during such period on the Senior Subordinated Notes and (if issued by Borrower or any Subsidiary of Borrower) the Additional Senior Subordinated Notes, (2) include, if the Additional Senior Subordinated Notes are issued by any direct or indirect parent of Borrower, for any period ending after the Senior Subordinated Notes Interest Trigger Date (or such later date when the interest escrow in respect thereof, if any, has been depleted), cash interest accruing during such period on the Additional Senior Subordinated Notes, and (3) include interest that accrues on the Parent Refinanced Notes after the Parent Refinanced Notes Interest Trigger Date during such period.

     "Pro Forma Debt Service Coverage Ratio" shall mean, for any Test Date, the ratio of Operating Cash Flow for the four fiscal quarters ending on such Test Date to Pro Forma Debt Service for the four fiscal quarters immediately following such Test Date.

     "Property" shall mean any right, title or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including Equity Interests or other ownership interests of any Person.

     "PRPSC" shall mean the Puerto Rico Public Service Commission.

     "PRTRB" shall mean the Telecommunications Regulatory Board of Puerto Rico created by Act No. 213 of the Legislature of Puerto Rico approved September 12, 1996, or any successor thereto.

     "Puerto Rico" shall mean the Commonwealth of Puerto Rico.

     "Qualified Capital Stock" shall mean with respect to any Person any Equity Interests of such Person which is not Disqualified Capital Stock.

     "Qualified Subsidiary" shall mean PR Borrower and any Wholly Owned Subsidiary of Borrower that is a Guarantor and (other than in the case of License Subsidiaries) has not in reliance on the last sentence of Section 9.20(A) refrained from providing any Collateral otherwise required thereby.

     "Quarter" shall mean each three month period ending on February 28 (or 29, as the case may be), May 31, August 31 and November 30.

     "Quarterly Dates" shall mean the last Business Day of each Quarter in each year, commencing with the last Business Day of February 1999.

     "Real Property" shall mean all right, title and interest of any Company (including, without limitation, any leasehold estate) in and to a parcel of real property owned or operated by any Company, whether by lease, license or other use agreement, together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof or thereon.

     "Reaffirmation  Agreement" shall mean the Reaffirmation  Agreement dated as
of  February  29,  2000,  among  Borrower,  PR  Borrower,   the  Guarantors  and
Administrative Agent.

     "redeem" shall mean redeem, repurchase, repay, defease or otherwise acquire or retire for value; and "redemption" and "redeemed" have correlative meanings.


     "refinance" shall mean refinance, renew, extend, replace, defease or refund, in whole or in part, including successively; and "refinancing" and "refinanced" have correlative meanings.

     "Register" see Section 2.08.

     "Regulation D" shall mean Regulation D (12 C.F.R. Part 204) of the Board of Governors of the United States Federal Reserve System.

     "Regulations T, U and X" shall mean, respectively,  Regulation T (12 C.F.R.
Part 220),  Regulation U (12 C.F.R.  Part 221) and Regulation X (12 C.F.R.  Part
224) of the Board of Governors of the United States Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

     "Regulatory Change" shall mean, with respect to any Lender, any change after the date hereof in United States Federal, state or foreign law or regulations (including Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks or other financial institutions including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority or any other regulatory agency with proper authority, including non-governmental agencies or bodies, charged with the interpretation or administration thereof or by the NAIC.

     "Reimbursement Obligations" shall mean, at any time, the obligations of Borrower then outstanding, or that may thereafter arise in respect of all Letters of Credit then outstanding, to reimburse amounts paid by the Issuing Lender in respect of any drawings under a Letter of Credit.

     "Related Parties" see Section 11.01.

     "Release" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment.

     "Reorganization"   shall   mean  the   transactions   consummated   on  the
Effectiveness Date under Section 6 of the Effectiveness Agreement.

     "Replaced Lender" see Section 2.11.

     "Replacement Lender" see Section 2.11.

     "Required Payment" see Section 4.06.

     "Requirement of Law" shall mean as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

     "Reserve Requirement" shall mean, for any Interest Period for any LIBOR Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the United States Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D).

     "Responsible Officer" shall mean the chief executive officer of Borrower and the president of Borrower (if not the chief executive officer) and, with respect to financial matters, the chief financial officer of Borrower.

     "Revolving Credit Commitment" shall mean, for each Revolving Credit Lender, the obligation of such Lender to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on Schedule 6(a) to the Effectiveness Agreement under the caption "Revolving Credit Commitment" (as the same may be reduced from time to time pursuant to Section 2.04 or 2.10 or changed pursuant to Section 12.06(b)). The initial aggregate principal amount of the Revolving Credit Commitments is $250.0 million.

     "Revolving Credit Commitment Percentage" shall mean, with respect to any Revolving Credit Lender, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the aggregate amount of the Revolving Credit Commitments of all of the Lenders.

     "Revolving Credit Commitment Termination Date" shall mean November 30, 2006. If the Revolving Credit Commitments are increased pursuant to Section 2.01(f), the Revolving Credit Commitment Termination Date with respect to such increased portion may be extended by the Lenders agreeing to provide such increase beyond the date specified in the preceding sentence.

     "Revolving Credit Commitments" shall mean the aggregate sum of the Revolving Credit Commitments of all Revolving Credit Lenders.

     "Revolving Credit Facility" shall mean the credit facility comprising the Revolving Credit Commitment of all of the Revolving Credit Lenders.

     "Revolving Credit Lenders" shall mean (a) on the date hereof, the Lenders having Revolving Credit Commitments as set forth on Schedule 6(a) to the Effectiveness Agreement and (b) thereafter, the Lenders from time to time holding Revolving Credit Loans and Revolving Credit Commitments after giving effect to any assignments thereof permitted by Section 12.06(b).

     "Revolving Credit Loans" see Section 2.01(a).

     "Revolving  Credit Notes" shall mean the  promissory  notes provided for by
Section 2.08(a) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

     "RSA" shall mean any "rural service area" as defined and modified by the FCC for the purpose of licensing public cellular radio telecommunications service systems.

     "Sale and Leaseback Transaction" shall mean any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

     "Security Agreement" shall mean a Security Agreement substantially in the form of Exhibit D among the Obligors and Administrative Agent, as the same may be amended in accordance with the terms thereof and hereof or such other agreements reasonably acceptable to Administrative Agent as shall be necessary to comply with applicable Requirements of Law and effective to grant to Administrative Agent (on behalf of the Creditors) a perfected first priority security interest in the Pledged Collateral covered thereby.

     "Security Documents" shall mean the Reaffirmation  Agreement,  the Security
Agreement,  the  Mortgages  (if any),  the  Collateral  Assignment  of  Location
Agreements and each other security document or pledge agreement required by applicable local law to grant a valid, perfected security interest in any Property acquired or developed pursuant to a Permitted Acquisition to the extent required by Section 9.12 or 9.20, and all UCC or other financing statements or instruments of perfection required by this Agreement, the Security Agreement or any Mortgage to be filed with respect to the security interests in Property and fixtures created pursuant to the Security Agreement or any Mortgage and any other document or instrument utilized to pledge as collateral for the Obligations any Property of whatever kind or nature.

     "Senior Debt" shall mean, at any date, (i) Total Debt other than Subordinated Debt plus (ii) cash held pursuant to the Senior Subordinated Notes Interest Escrow Agreement.

     "Senior Leverage Ratio" shall mean, for any Test Date, the ratio of (x) Senior Debt at such Test Date to (y) Operating Cash Flow for the four fiscal quarters ending on such Test Date.

     "Senior Subordinated Notes" shall mean the 10 3/4% Senior Subordinated Notes due 2008 of Borrower in an aggregate principal amount of $370.0 million issued pursuant to the Senior Subordinated Notes Financing Documents, including the senior subordinated notes issued pursuant to a registered exchange offer (the "Exchange Offer") therefor made pursuant to the registration rights agreement entered into in connection with the issuance thereof on the date of issuance thereof (the "Exchange Notes").

     "Senior Subordinated Notes Financing" shall mean the issuance and sale of the Senior Subordinated Notes for gross proceeds (in excess of the amount of interest in escrow pursuant to the Senior Subordinated Notes Interest Escrow Agreement) of not less than $310.0 million.

     "Senior Subordinated Notes Financing Documents" shall mean the Senior Subordinated Notes Indenture, the Senior Subordinated Notes Interest Escrow Agreement and all other documents relating thereto and delivered to Agents, as any such agreement or document may be amended and in effect from time to time in accordance with its terms and this Agreement.

     "Senior Subordinated Notes Indenture" shall mean the Indenture dated December 14, 1998 pursuant to which the Senior Subordinated Notes were (and the Exchange Notes will be) issued.

     "Senior Subordinated Notes Interest Escrow Agreement" shall mean that certain Pledge Escrow and Assignment Agreement dated as of December 14, 1998 between Borrower and The Chase Manhattan Bank, as trustee, pursuant to which proceeds from the Senior Subordinated Notes sufficient to fund the first three scheduled semi-annual interest payments will be held in escrow for the benefit of the holders of the Senior Subordinated Notes.

     "Senior Subordinated Notes Interest Trigger Date" shall mean the earlier of
(x) the third scheduled semi-annual interest payment date on the Senior Subordinated Notes after the Original Closing Date or (y) the first date on which cash interest is payable on any Permitted Refinancing of the Senior Subordinated Notes (or any one or more refinancings thereof) other than from an interest escrow arrangement on terms substantially identical to the terms of the Senior Subordinated Notes Interest Escrow Agreement as in effect on the Original Closing Date.

     "SMR System" shall mean a specialized mobile radio system consisting of two-way radio service operating in the 800-900 megahertz band.

     "Sold Minority Interests" see Section 9.10(c)(v).

     "Solvent" and "Solvency" shall mean, for any Person on a particular date, that on such date (a) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts and liabilities beyond such Person's ability to pay as such debts and liabilities mature, (d) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute an unreasonably small capital and
(e) such Person is able to pay its debts as they become due and payable.

     "Specified Wireless System Information" shall mean, for each fiscal quarter or fiscal year, as the case may be, (i) the number of Cellular System, PCS System, SMR System, LEC System, CAP System, CATV/SMATV and paging system subscribers at the beginning of such period, (ii) the number of gross new Cellular System, PCS System, SMR System, LEC System, CAP System, CATV/SMATV and paging systems subscribers added and deactivated Cellular System, PCS System, SMR System, LEC System, CAP System, CATV/SMATV and paging system subscribers lost during such period, (iii) the number of Cellular System, PCS System, SMR System, LEC System, CAP System, CATV/SMATV and paging system subscribers at the end of such period, (iv) Net Pops, (v) monthly churn (as such term is used in the cellular telecommunications industry), and (vi) roaming revenues for the applicable period as a percentage of total revenue for the same period.

     "State PUC" shall mean any state public utility commission or any other state commission, agency, department, board or authority with responsibility for regulating intrastate and local telecommunications services.

     "Statutes" see Section 8.22(e).

     "Subordinated Debt" shall mean Indebtedness of any Company that is contractually subordinated in right of payment to any other Indebtedness of such Company. No Indebtedness shall be subordinate to any other Indebtedness solely by virtue of such other Indebtedness being secured and such Indebtedness not being secured by the same collateral.

     "Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Unless the context clearly requires otherwise, all references to any Subsidiary shall mean a Subsidiary of Borrower.

     "Supermajority Lenders" shall mean Lenders holding at least two-thirds of the sum of (without duplication) (a) the aggregate principal amount of outstanding Loans (other than Swing Loans), plus (b) the aggregate amount of all Letter of Credit Liabilities, plus (c) the aggregate unused amount of Unutilized Revolving Credit Commitments then in effect, plus (d) in the case of the Swing Loan Lender only, the aggregate amount of the Swing Loans then outstanding.

     "Supermajority Lenders of the Affected Class" shall mean Lenders holding at least two-thirds of the sum of the aggregate amount of the outstanding Loans of the applicable tranche of Term Loans which would be affected by any modification, supplement or waiver contemplated by clause (f) to the proviso to
Section 12.04(i).

     "Supplemental Indentures" shall mean (i) the Third Supplemental Indenture dated as of January 7, 1999, to the applicable Existing Indenture, dated as of November 15, 1993 and the First Supplemental Indenture, dated as of November 15, 1993, between Parent and Bank of Montreal Trust Company and (ii) the Fourth Supplemental Indenture, dated as of January 7, 1999, to the applicable Existing Indenture, dated as of November 13, 1993 and the Second Supplemental Indenture, dated as of May 11, 1995 between Parent and Bank of Montreal Trust Company.

     "Surety Instruments" shall mean all letters of credit (including standby and commercial), bankers' acceptances, bank guarantees, surety bonds and similar instruments.

     "Survey" shall mean a survey of any Mortgaged Real Property (and all improvements thereon): (i) prepared by a surveyor or engineer licensed to perform surveys in the state, province or country where such Mortgaged Real Property is located, (ii) dated (or redated) a date acceptable to the Administrative Agent, (iii) certified by the surveyor (in a manner acceptable to Administrative Agent) to Administrative Agent and (iv) complying in all respects with Requirements of Law.

     "Swap Contract" shall mean any agreement entered into (as a bona fide hedge and not for speculative purposes) (including any master agreement and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or any other similar agreement (including any option to enter into any of the foregoing) and is designed to protect the Obligors against fluctuations in interest rates, currency exchange rates, or similar risks (including any Interest Rate Protection Agreement entered into pursuant to Section 9.18).

     "Swing Loan Commitment" shall mean the obligation of the Swing Loan Lender to make or continue Swing Loans hereunder in an aggregate principal amount up to but not exceeding $30.0 million, as the same may be reduced or terminated pursuant to Section 2.04 or 2.10 or Section 10, it being understood that the Swing Loan Commitment is part of the Revolving Credit Commitment of the Swing Loan Lender, rather than a separate, independent commitment.

     "Swing Loan Lender" shall mean Bank of America, N.A. and its successors and assigns in such capacity.

     "Swing Loan Maturity Date" shall mean the Revolving Credit Commitment Termination Date.

     "Swing Loan Notes" shall mean the promissory notes made by Borrower and PR Borrower evidencing the Swing Loans, in the form of Exhibit A-5.

     "Swing Loans" see Section 2.01(g).

     "Systems" shall mean CAP Systems, CATV/SMATV Systems, Cellular Systems, LEC Systems, PCS Systems, SMR Systems, long distance systems and paging systems.

     "Tax Returns" see Section 8.09.

     "Taxes" shall mean any and all taxes, imposts, duties, charges, fees, levies or other charges or assessments of whatever nature, including income, gross receipts, excise, real or personal property, sales, withholding, social security, retirement, unemployment, occupation, use, service, license, net worth, payroll, franchise, and transfer and recording, imposed by the Internal Revenue Service or any taxing authority (whether domestic or foreign, including any federal, state, U.S. possession, county, local or foreign government or any subdivision or taxing agency thereof), whether computed on a separate, consolidated, unitary, combined or any other basis, including interest, fines, penalties or additions to tax attributable to or imposed on or with respect to any such taxes, charges, fees, levies or other assessments.

     "Term Loan Commitments" shall mean the Tranche A Term Loan Commitments, the Tranche A-PR Term Loan Commitments, the Tranche B-PR Term Loan Commitments and the Tranche C-PR Term Loan Commitments, collectively.

     "Term Loan Facilities" shall mean the credit facilities comprising the Term Loan Commitments of all of the Term Loan Lenders.

     "Term Loan Lenders" shall mean the Tranche A Term Loan Lenders, the Tranche A-PR Term Loan Lenders, the Tranche B-PR Term Loan Lenders and the Tranche C-PR Term Loan Lenders, collectively.

     "Term Loan Notes" shall mean the Tranche A Term Loan Notes, the Tranche A-PR Term Loan Notes, the Tranche B-PR Term Loan Notes and the Tranche C-PR Term Loan Notes, collectively.

     "Term Loan Tranches" shall mean the Term Loans outstanding under the Tranche A Term Loans, the Tranche A-PR Term Loans, the Tranche B-PR Term Loans and the Tranche C-PR Term Loans, collectively, and "Term Loan Tranche" shall mean any of them.

     "Term  Loans"  shall mean the Tranche A Term Loans,  the Tranche  A-PR Term
Loans,   the  Tranche   B-PR  Term  Loans  and  the  Tranche  C-PR  Term  Loans,
collectively.

     "Test Date" shall mean, for any Financial Maintenance Covenant, the last day of each fiscal quarter of Borrower included within any period set forth in the table for such Financial Maintenance Covenant. Compliance with the Financial Maintenance Covenants shall be tested, as of each Test Date, on the date on which financial statements pursuant to Section 9.01(a) or (b) have been, or should have been, delivered for the applicable fiscal period.

     "Title Company" shall mean First American Title  Insurance  Company or such
other  title   insurance  or  abstract   company  as  shall  be   designated  by
Administrative Agent.

     "Total Debt" shall mean, at any date, the aggregate amount of Indebtedness of Borrower and its Consolidated Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP, net of (A) up to $30.0 million in cash held by Borrower or any Qualified Subsidiary not in the Collateral Account and (B) all cash held in the Collateral Account at such date that resulted from any Disposition of any System of Borrower or any Subsidiary, and (C) prior to the Senior Subordinated Notes Interest Trigger Date, net of the cash held in the Senior Subordinated Notes Interest Escrow Agreement.

     "Total Leverage Ratio" shall mean, for any Test Date, the ratio of (x) the sum (without duplication) of (1) Total Debt at such Test Date, plus (2) if the Additional Senior Subordinated Notes were issued by any direct or indirect parent of Borrower and if such date is on or after the Senior Subordinated Notes Interest Trigger Date (or such later date as the interest escrow account in respect thereof, if any, is depleted), the aggregate principal amount of Additional Senior Subordinated Notes outstanding on such date, plus (3) if any Disposition has been effected of any Minority Interest set forth on Schedule
8.14 and the Net Available Proceeds therefrom have not as of such Test Date been applied to the prepayment of the Loans, an aggregate principal amount of the Parent Subordinated Notes equal to the amount of such Net Available Proceeds (not to exceed the aggregate principal amount of the Parent Subordinated Notes then outstanding), plus (4) if the Parent Refinanced Notes are issued and if such date is on or after the Parent Refinanced Notes Interest Trigger Date, the aggregate principal amount of Parent Refinanced Notes outstanding on such date, plus (5) any Indebtedness issued under Section 9.08(k) to (y) Operating Cash Flow for the four fiscal quarters ending on such Test Date.

     "Tranche A Term Loan Commitment" shall mean, for each Tranche A Term Loan Lender, the obligation of such Lender to make a Tranche A Term Loan on the Original Closing Date in an amount up to but not exceeding the amount set opposite the name of such Lender on Annex A under the caption "Tranche A Term Loan Commitment" (as the same may have been changed pursuant to Section 12.06(b)).

     "Tranche A Term Loan Commitments" shall mean the aggregate sum of the Tranche A Term Loan Commitment of all the Lenders.

     "Tranche A Term Loan Lenders" shall mean the Lenders from time to time holding Tranche A Term Loans after giving effect to any assignments thereof permitted by Section 12.06(b).

     "Tranche A Term Loan Notes" shall mean the promissory notes provided for by
Section 2.08(a)(ii) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

     "Tranche A Term Loans" shall mean the loans provided for by Section 2.01(b), which may be ABR Loans and/or LIBOR Loans. The initial aggregate principal amount of the Tranche A Term Loans on the Effectiveness Date is $325.0 million.

     "Tranche A-PR Term Loan Commitment" shall mean, for each initial Tranche A-PR Term Loan Lender, the obligation of such Lender to make a Tranche A-PR Term Loan on the Original Closing Date in an amount up to but not exceeding the amount set opposite the name of such Lender on Annex A under the caption "Tranche A-PR Term Loan Commitment" (as the same may have been changed pursuant to Section 12.06(b)).

     "Tranche A-PR Term Loan Commitments" shall mean the aggregate sum of the Tranche A-PR Term Loan Commitment of all the Lenders.

     "Tranche A-PR Term Loan Lenders" shall mean the Lenders from time to time holding Tranche A-PR Term Loans after giving effect to any assignments thereof permitted by Section 12.06(b).

     "Tranche A-PR Term Loan Notes" shall mean the promissory notes provided for by Section 2.08(a)(iii) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

     "Tranche A-PR Term Loans" shall mean the loans provided for by Section 2.01(b), which may be ABR Loans and/or LIBOR Loans. The initial aggregate principal amount of the Tranche A-PR Term Loans on the Effectiveness Date is $125.0 million.

     "Tranche B-PR Term Loan Commitment" shall mean, for each Tranche B-PR Term Loan Lender, the obligation of such Lender to make a Tranche B-PR Term Loan on the Effectiveness Date in an amount up to but not exceeding the amount set opposite the name of such Lender on Schedule 6(a) to the Effectiveness Agreement under the caption "Tranche B-PR Term Loan Commitment".

     "Tranche B-PR Term Loan Commitments" shall mean the aggregate sum of the Tranche B-PR Term Loan Commitments of all the Lenders.

     "Tranche B-PR Term Loan Lenders" shall mean (a) on the Effectiveness Date, the Lenders having Tranche B-PR Term Loan Commitments under the Effectiveness Agreement, and (b) thereafter, the Lenders from time to time holding Tranche B-PR Term Loans after giving effect to any assignments thereof permitted by
Section 12.06(b).

     "Tranche B-PR Term Loan Notes" shall mean the promissory notes provided for by Section 2.08(a)(vii) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

     "Tranche B-PR Term Loans" shall mean the loans provided for by Section 2.01(c), which may be ABR Loans and/or LIBOR Loans. The initial aggregate principal amount of the Tranche B-PR Term Loans on the Effectiveness Date is $322,187,500.

     "Tranche C-PR Term Loan Commitment" shall mean, for each Tranche C-PR Term Loan Lender, the obligation of such Lender to make a Tranche C-PR Term Loan on the Effectiveness Date in an amount up to but not exceeding the amount set opposite the name of such Lender on Schedule 6(a) to the Effectiveness Agreement under the caption "Tranche C-PR Term Loan Commitment".

     "Tranche C-PR Term Loan Commitments" shall mean the aggregate sum of the Tranche C-PR Term Loan Commitment of all the Lenders.

     "Tranche C-PR Term Loan Lenders" shall mean (a) on the Effectiveness Date, the Lenders having Tranche C-PR Term Loan Commitments under the Effectiveness Agreement, and (b) thereafter, the Lenders from time to time holding Tranche C-PR Term Loans after giving effect to any assignments thereof permitted by
Section 12.06(b).

     "Tranche C-PR Term Loan Notes" shall mean the promissory notes provided for by Section 2.08(a)(v) and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

     "Tranche C-PR Term Loans" shall mean the loans provided for by Section 2.01(d), which may be ABR Loans and/or LIBOR Loans. The initial aggregate principal amount of the Tranche C-PR Term Loans on the Effectiveness Date is $222,187,500.

     "Transaction Documents" shall mean this Agreement, the Effectiveness Agreement, the Reaffirmation Agreement and all documents related thereto or to the Reorganization and all exhibits, appendices, schedules and annexes to any thereof.

     "Transactions" shall mean the Reorganization and the borrowings and other credit transactions contemplated hereunder on the Effectiveness Date.

     "Type" see Section 1.03.

     "UCC" shall mean the Uniform Commercial Code as in effect in the applicable state, Puerto Rico or other jurisdiction.

     "Unutilized Revolving Credit Commitment" shall mean, for any Revolving Credit Lender, at any time, the excess of such Lender's Revolving Credit Commitment at such time over the sum of (i) the aggregate outstanding principal amount of Revolving Credit Loans made by such Lender, (ii) such Lender's Revolving Credit Commitment Percentage of the aggregate amount of Letter of Credit Liabilities at such time and (iii) with respect to the Swing Loan Lender only, the aggregate principal amount of Swing Loans then outstanding.

     "Virgin Islands" shall mean the United States Virgin Islands.

     "WCAS" shall mean Welsh, Carson, Anderson & Stowe VIII, L.P.

     "Wholly Owned Subsidiary" shall mean, with respect to any Person, any corporation, partnership or other entity of which all of the Equity Interests (other than, in the case of a corporation, directors' qualifying shares or nominee shares required under applicable law) are directly or indirectly owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person. Unless the context clearly requires otherwise, all references to any Wholly Owned Subsidiary shall mean a Wholly Owned Subsidiary of Borrower.

     "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part 1 of Subtitle E of Title IV of ERISA.

     "Working Capital" shall mean an amount determined for Borrower and the Consolidated Subsidiaries equal to the sum of all current assets (other than cash and Permitted Investments) less the sum of all current liabilities (other than the current portion of long-term Indebtedness).

     1.02. Accounting Terms and Determinations. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters (including financial covenants) shall be made in accordance with GAAP consistently applied for all applicable periods, and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. All financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP.

     1.03. Classes and Types of Loans. Loans hereunder are distinguished by "Class" and by "Type". The "Class" of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Revolving Credit Loan, Swing Loan, Tranche A Term Loan, Tranche A-PR Term Loan, Tranche B-PR Term Loan or Tranche C-PR Term Loan, each of which constitutes a Class. The "Type" of a Loan refers to whether such Loan is an ABR Loan or a LIBOR Loan, each of which constitutes a Type. Loans may be identified by both Class and Type.

     1.04. Rules of Construction. (a) In this Agreement and each other Credit Document, unless the context clearly requires otherwise (or such other Credit Document clearly provides otherwise), references to (i) the plural include the singular, the singular include the plural and the part include the whole; (ii) Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; (iii) agreements (including this Agreement), promissory notes and other contractual instruments include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments or other modifications thereto are not prohibited by their terms or the terms of any Credit Document; (iv) statutes and related regulations include any amendments of the same and any successor statutes and regulations; and (v) time shall be a reference to New York City time. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     (b) In this Agreement and each other Credit Document, unless the context clearly requires otherwise (or such other Credit Document clearly provides otherwise), (i) "amend" shall mean "amend, restate, amend and restate, supplement or modify"; and "amended," "amending," and "amendment" shall have meanings correlative to the foregoing; (ii) in the computation of periods of time from a specified date to a later specified date, "from" shall mean "from and including"; "to" and "until" shall mean "to but excluding"; and "through" shall mean "to and including"; (iii) "hereof," "herein" and "hereunder" (and similar terms) in this Agreement or any other Credit Document refer to this Agreement or such other Credit Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Credit Document;
(iv) "including" (and similar terms) shall mean "including without limitation" (and similarly for similar terms); (v) "or" has the inclusive meaning represented by the phrase "and/or"; (vi) "satisfactory to" any Creditor shall mean in form, scope and substance and on terms and conditions satisfactory to such Creditor; (vii) references to "the date hereof" shall mean the date of the amendment and restatement hereof first set forth above; and (viii) "asset" and "Property" shall have the same meaning and effect and refer to all tangible and intangible assets and property, whether real, personal or mixed and of every type and description.

     (c) In this Agreement unless the context clearly requires otherwise, any reference to (i) an Annex, Exhibit or Schedule is to an Annex, Exhibit or Schedule, as the case may be, attached to this Agreement and constituting a part hereof, and (ii) a Section or other subdivision is to a Section or such other subdivision of this Agreement.

     (d) References herein to the taking of any action hereunder of an administrative nature by Borrower shall be deemed to include a reference to PR Borrower taking such action or Borrower taking such action on PR Borrower's behalf or PR Borrower taking such action on Borrower's behalf, as the context may require, and the Administrative Agent is expressly authorized to accept any such action taken by Borrower or PR Borrower on its own behalf or on behalf of the other as having the same effect as if taken by the other.

     Section  2.   Commitments,   Letters   of  Credit,   Fees,   Register,
                   Prepayments, and Replacement of Lenders.

     2.01.  Loans.

     (a) Revolving Credit Loans. Each Revolving Credit Lender severally agrees, on the terms and conditions of this Agreement, to make revolving credit loans (the "Revolving Credit Loans") to Borrower and PR Borrower in Dollars during the period from and including the Effectiveness Date to but not including the Revolving Credit Commitment Termination Date in an aggregate principal amount at any one time outstanding not exceeding the amount of the Revolving Credit Commitment of such Lender as in effect from time to time; provided, however, that in no event shall the sum of the aggregate principal amount of (without duplication) all Revolving Credit Loans then outstanding, plus the aggregate principal amount of Swing Loans then outstanding, plus the aggregate amount of all Letter of Credit Liabilities at any time exceed the aggregate amount of the Revolving Credit Commitments as in effect at such time. Subject to the terms and conditions of this Agreement, during such period Borrower or PR Borrower, as the case may be, may borrow, repay and reborrow the amount of the Revolving Credit Commitments by means of ABR Loans and LIBOR Loans and may Convert Revolving Credit Loans of one Type into Revolving Credit Loans of another Type (as provided in Section 2.09) or Continue Revolving Credit Loans of one Type as Revolving Credit Loans of the same Type (as provided in Section 2.09).

     (b) (1) Tranche A Term Loans. Each initial Tranche A Term Loan Lender made a term loan to Borrower in Dollars on the Original Closing Date in an aggregate principal amount equal to the Tranche A Term Loan Commitment of such Lender. Subject to the terms and conditions of this Agreement, Borrower may Convert Tranche A Term Loans of one Type into Tranche A Term Loans of another Type (as provided in Section 2.09) or Continue Tranche A Term Loans of one Type as Tranche A Term Loans of the same Type (as provided in Section 2.09).

     Tranche A Term Loans that are repaid or prepaid may not be reborrowed.

     (2) Tranche A-PR Term Loans. Each initial Tranche A-PR Term Loan Lender made a term loan to PR Borrower in Dollars on the Original Closing Date in an aggregate principal amount equal to the Tranche A-PR Term Loan Commitment of such Lender. Subject to the terms and conditions of this Agreement, PR Borrower may Convert Tranche A-PR Term Loans of one Type into Tranche A-PR Term Loans of another Type (as provided in Section 2.09) or Continue Tranche A-PR Term Loans of one Type as Tranche A-PR Term Loans of the same Type (as provided in Section 2.09).

     Tranche A-PR Term Loans that are repaid or prepaid may not be reborrowed.

     (c) Tranche B-PR Term Loans. Each initial Tranche B-PR Term Loan Lender made a term loan to PR Borrower in Dollars on the Effectiveness Date in an aggregate amount equal to such Lender's Tranche B-PR Term Loan Commitment to finance the Transactions and to pay related fees and expenses or in connection with the prepayment by Borrower of all the Tranche B Term Loans outstanding to it under Section 6(a) of the Effectiveness Agreement. Subject to the terms and conditions of this Agreement, PR Borrower may Convert Tranche B-PR Term Loans of one Type into Tranche B-PR Term Loans of another Type (as provided in Section 2.09) or Continue Tranche B-PR Loans of one Type as Tranche B-PR Term Loans of the same Type (as provided in Section 2.09).

     Tranche B-PR Term Loans that are repaid or prepaid may not be reborrowed.

     (d) Tranche C-PR Term Loans. Each initial Tranche C-PR Term Loan Lender made a term loan to PR Borrower in Dollars on the Effectiveness Date in an aggregate principal amount equal to such Lender's Tranche C-PR Term Loan Commitment in connection with the prepayment by Borrower of all the Tranche C Term Loans outstanding to it under Section 6(b) of the Effectiveness Agreement. Subject to the terms and conditions of this Agreement, Borrower may Convert Tranche C-PR Term Loans of one Type into Tranche C-PR Term Loans of another Type (as provided in Section 2.09) or Continue Tranche C-PR Term Loans of one Type as Tranche C-PR Term Loans of the same Type (as provided in Section 2.09).

     Tranche C-PR Term Loans that are repaid or prepaid may not be reborrowed.

     (e) Limit on LIBOR Loans. No more than seven separate Interest Periods in respect of LIBOR Loans of any Class may be outstanding at any one time.

     (f) Incremental Facilities. After the date that is six months after the Effectiveness Date, Borrower may request that any of the Lenders (or to the extent that the existing Lenders have not agreed within 20 days to provide any Incremental Facility herein, new Lenders ("New Lenders") acceptable to Co-Syndication Agents) agree to provide Commitments to make extensions of credit hereunder by up to $150.0 million, which amount shall be allocated among the Revolving Credit Facility and the Term Loan Facilities or one or more new term loan facilities in amounts and with maturities (including any extended maturity (in the sole discretion of Agents) for such portion thereof allocated to the Revolving Credit Facility) acceptable to Agents in their sole discretion and having terms and provisions no more onerous than those contained in the Credit Documents; provided, however, that such Incremental Facility shall not become effective unless at the time of the effectiveness of such Incremental Facility no Default or Event of Default shall have occurred and be continuing or would arise therefrom (any such increase or new credit facility, an "Incremental Facility"). No Agent or Lender shall have any obligation or liability whatsoever to any Company or any other Person with respect to the approval of any Incremental Facility or for any refusal to approve, negotiate or consider any such proposal or for any act or omission related thereto. Notwithstanding
Section 12.04, Borrower, PR Borrower, Co-Syndication Agents and Administrative Agent may make conforming and other necessary changes to the Credit Documents in order to integrate any Incremental Facility into the Credit Documents (including to secure such Incremental Facility).

     (g) Swing Loans. Subject to the terms and conditions of this Agreement, upon request of Borrower or PR Borrower, the Swing Loan Lender agrees to make one or more Swing Loans to Borrower and/or PR Borrower from time to time from and including the Effectiveness Date to but excluding the Swing Loan Maturity Date, up to but not exceeding the amount of the Swing Loan Lender's Swing Loan Commitment as then in effect. (Such Swing Loans referred to in this Section 2.01(g) now or hereafter made by the Swing Loan Lender to Borrower and/or PR Borrower from and including and after the Effectiveness Date are hereinafter collectively called the "Swing Loans.") Prior to the Swing Loan Maturity Date, Borrower and/or PR Borrower may borrow, repay and reborrow Swing Loans up to the

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Swing Loan Commitment in accordance with the terms of this Agreement.  The Swing
Loan Lender shall not make any Swing Loans on or after the Swing Loan Maturity Date. Notwithstanding anything to the contrary contained in this Section 2.01(g) or elsewhere in this Agreement, the Swing Loan Lender shall not be obligated, pursuant to this Section 2.01(g) or otherwise, to make any Swing Loan to or for the account of Borrower and/or PR Borrower, and Borrower and or PR Borrower shall not be entitled to borrow, pursuant to this Section 2.01(g), if, after giving full effect to the requested Swing Loan, the aggregate outstanding amount of Revolving Credit Loans, plus the aggregate outstanding amount of Swing Loans, plus the aggregate outstanding Letter of Credit Liabilities would exceed the aggregate amount of the Revolving Credit Commitments as in effect at such time. Notwithstanding anything herein or elsewhere to the contrary, the Swing Loans will be made and maintained only as ABR Loans. The Swing Loan Lender shall not make any Swing Loan after receiving a written notice from Borrower, PR Borrower or the Majority Revolving Credit Lenders stating that a Default exists and is continuing until such time as the Swing Loan Lender shall have received written notice of (i) rescission of all such notices from the party or parties originally delivering such notice, (ii) the waiver of such Default by the Majority Lenders, or (iii) Administrative Agent's good faith determination that such Default has ceased to exist. Swing Loans shall be made in minimum amounts of $500,000 and integral multiples of $500,000 above such amount.

     Upon the occurrence of a Default, each Revolving Credit Lender shall be deemed to have purchased (and each Revolving Credit Lender hereby irrevocably agrees to purchase on a pro rata basis (based upon each Revolving Credit Lender's Revolving Credit Commitment)) an irrevocable participation in all outstanding Swing Loans, together with all accrued interest thereon, without any further action by or on behalf of the Swing Loan Lender, any other Lender, Borrower, PR Borrower or any other Person. Upon one Business Day's notice from the Swing Loan Lender, each other Revolving Credit Lender shall deliver to the Swing Loan Lender an amount equal to its respective participation in such Swing Loan (as determined pursuant to the immediately preceding sentence) in immediately available funds. In order to evidence such participation, each Revolving Credit Lender agrees to enter into a participation agreement at the request of the Swing Loan Lender in form and substance satisfactory to the Swing Loan Lender and the Revolving Credit Lender. If any Revolving Credit Lender fails to make available to the Swing Loan Lender the amount of such Revolving Credit Lender's participation as provided in this paragraph, the Swing Loan Lender shall be entitled to recover such amount on demand from such Revolving Credit Lender, together with interest thereon at the Federal Funds Rate until such amount is paid in full in immediately available funds. In the event the
Swing Loan Lender receives a payment from Borrower, PR Borrower or any other Obligor of any amount in which the Revolving Credit Lenders have purchased participations as provided in this paragraph, the Swing Loan Lender shall promptly distribute to each Revolving Credit Lender its pro rata share of such payment. Anything contained in this Agreement or otherwise to the contrary notwithstanding, (A) each Revolving Credit Lender's obligation to purchase a participation in each unpaid Swing Loan shall be absolute and unconditional and shall not be affected by any circumstances, including, without limitation, (1) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may now or hereafter have against the Swing Loan Lender, Borrower, PR Borrower or any other Person for any reason whatsoever, (2) the occurrence or continuation of a Default or an Event of Default, (3) any material adverse change in the condition of Borrower, PR Borrower or any Subsidiary, (4) any breach or default of this Agreement or any of the Security Documents by any Person other than a material breach of the provisions of this Section 2.01(g) by the Swing Loan Lender or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing, and (B) the Swing Loan Lender shall not have any obligation to make any Swing Loans if (1) Borrower or PR Borrower, as applicable, fails for whatever reason to satisfy any of the conditions precedent set forth in Section 7.02 or (2) any Revolving Credit Lender fails for whatever reason to comply with its obligations under this Section 2.01(g).

     2.02. Borrowings. Borrower or PR Borrower, as the case may be, shall give Administrative Agent notice of each borrowing hereunder as provided in Section
4.05. The form of such notice of borrowing shall be substantially in the form of Exhibit G. Not later than 12:00 noon New York City time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan or Loans to be made by it on such date to Administrative Agent, at an account specified by Administrative Agent maintained at the Principal Office, in immediately available funds, for the account of Borrower or PR Borrower, as applicable. Each borrowing of Revolving Credit Loans shall be made by each Revolving Credit Lender pro rata based on such Lender's Revolving Credit

Commitment Percentage. The amounts so received by Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to Borrower or PR Borrower, as applicable, by depositing the same, in immediately available funds, in an account of Borrower or PR Borrower, as applicable, maintained with Administrative Agent at the Principal Office designated by Borrower or PR Borrower, as applicable.

     2.03. Letters of Credit. Subject to the terms and conditions hereof, the Revolving Credit Commitments may be utilized, upon the request of Borrower, in addition to the Revolving Credit Loans provided for by Section 2.01(a), for standby and commercial documentary letters of credit (herein collectively called "Letters of Credit") issued by the Issuing Lender for the account of Borrower or any Subsidiary which is an Obligor (provided, that Borrower shall be a co-applicant (and jointly and severally liable) with respect to each Letter of Credit issued for the account of any such Subsidiary); provided, however, that in no event shall (i) the aggregate amount of all Letter of Credit Liabilities, plus the aggregate principal amount of the Revolving Credit Loans then outstanding, plus the aggregate principal amount of Swing Loans then outstanding exceed at any time the Revolving Credit Commitments as in effect at such time,
(ii) the sum of the aggregate principal amount of Revolving Credit Loans then outstanding made by any Revolving Credit Lender, plus such Lender's pro rata share (based on the Revolving Credit Commitments) of the aggregate principal amount of Swing Loans then outstanding, plus such Lender's pro rata share (based on the Revolving Credit Commitments) of the aggregate amount of all Letter of Credit Liabilities exceed such Lender's Revolving Credit Commitment as in effect at such time, (iii) the outstanding aggregate amount of all Letter of Credit Liabilities exceed $75.0 million, (iv) the face amount of any Letter of Credit be less than $500,000, (v) the expiration date of any Letter of Credit extend beyond the earlier of (x) the fifth Business Day preceding the Revolving Credit Commitment Termination Date and (y) the date twelve months following the date of such issuance for standby Letters of Credit or 180 days after the date of such issuance for commercial documentary Letters of Credit, unless the Majority Revolving Credit Lenders have approved such expiry date in writing (but never beyond the fifth Business Day prior to the Revolving Credit Commitment Termination Date); provided, however, that any standby Letter of Credit may be automatically extendible for periods of up to one year (but never beyond the fifth Business Day preceding the Revolving Credit Commitment Termination Date) so long as such Letter of Credit provides that the Issuing Lender retains an option satisfactory to the Issuing Lender to terminate such Letter of Credit prior to each extension date, or (vi) the Issuing Lender issue any Letter of Credit after it has received notice from Borrower or the Majority Revolving Credit Lenders stating that a Default exists until such time as the Issuing Lender shall have received written notice of (x) rescission of such notice from the Majority Revolving Credit Lenders, (y) waiver of such Default in accordance with this Agreement or (z) Administrative Agent's good faith determination that such Default has ceased to exist. The following additional provisions shall apply to Letters of Credit:

     (a) Borrower shall give Administrative Agent at least three Business Days' irrevocable prior notice (effective upon receipt) pursuant to a Letter of Credit application satisfactory to the Issuing Lender specifying the date (which shall be no later than thirty days preceding the Revolving Credit Termination Date) each Letter of Credit is to be issued and describing in reasonable detail the proposed terms of such Letter of Credit (including the beneficiary thereof) (including whether such Letter of Credit is to be a commercial Letter of Credit or a standby Letter of Credit). Upon receipt of any such notice, Administrative Agent shall advise the Issuing Lender of the contents thereof. Each Lender hereby authorizes the Issuing Lender to issue, and perform its obligations under, Letters of Credit. Letters of Credit shall be issued in accordance with the customary procedures of the Issuing Lender, which may include an application for Letters of Credit. The Issuing Lender may refuse to issue any Letter of Credit the contents of which are not reasonably satisfactory to it. If there is any conflict between the procedures required by the Issuing Lender and this Agreement, this Agreement shall govern.

     (b) On each day during the period commencing with the issuance by the Issuing Lender of any Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Revolving Credit Commitment of each Revolving Credit Lender shall be deemed to be utilized for all purposes hereof in an amount equal to such Lender's Revolving Credit Commitment Percentage of the then undrawn face amount of such Letter of Credit. Each Revolving Credit Lender (other than the Issuing Lender) agrees that, upon the issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Issuing Lender's liability under such Letter of Credit in an amount equal to such Lender's Revolving Credit Commitment Percentage of such liability, and each

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

Revolving Credit Lender (other than the Issuing Lender) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Issuing Lender to pay and discharge when due, its Revolving Credit Commitment Percentage of the Issuing Lender's liability under such Letter of Credit. The Issuing Lender shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to such acquisition by the Revolving Credit Lenders other than the Issuing Lender of their participation interests.

     (c) Upon the making of any payment to the beneficiary of any Letter of Credit, the Issuing Lender shall promptly notify Borrower (through Administrative Agent) of the amount paid by the Issuing Lender and the date on which payment was made to such beneficiary. Borrower hereby unconditionally agrees to pay and reimburse the Issuing Lender for the amount of payment under such Letter of Credit, together with interest thereon at the Alternate Base Rate plus the Applicable Margin applicable to Revolving Credit Loans from the date payment was made to such beneficiary to the date on which payment is due, not later than the next Business Day after the date on which Borrower receives such notice from the Issuing Lender (or the second Business Day thereafter if such notice is received on a date that is not a Business Day or after 11:00 a.m. New York City time on a Business Day). Any such payment due from Borrower and not paid on the required date shall bear interest at rates specified in Section 3.02(b).

     (d) Forthwith upon its receipt of a notice referred to in clause (c) of this Section 2.03, Borrower shall advise the Issuing Lender whether or not Borrower intends to borrow hereunder to finance its obligation to reimburse the Issuing Lender for the amount of the related demand for payment and, if it does, submit a notice of such borrowing as provided in Section 4.05. In the event that Borrower fails to so advise Administrative Agent, or if Borrower fails to reimburse the Issuing Lender for a demand for payment under a Letter of Credit by the next Business Day after the date of such notice, Administrative Agent shall give each Revolving Credit Lender prompt notice of the amount of the demand for payment, specifying such Lender's Revolving Credit Commitment Percentage of the amount of the related demand for payment.

     (e) Each Revolving Credit Lender (other than the Issuing Lender) shall pay to Administrative Agent for account of the Issuing Lender at the Principal Office in Dollars and in immediately available funds, the amount of such Lender's Revolving Credit Commitment Percentage of any payment under a Letter of Credit upon not less than one Business Day's notice by the Issuing Lender (through Administrative Agent) to such Revolving Credit Lender requesting such payment and specifying such amount. Subject to the proviso to the last paragraph of this Section 2.03, each such Revolving Credit Lender's obligation to make such payments to Administrative Agent for the account of the Issuing Lender under this clause (e), and the Issuing Lender's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including (i) the failure of any other Revolving Credit Lender to make its payment under this clause (e), (ii) the financial condition of Borrower or the existence of any Default or (iii) the termination of the Commitments. Each such payment to the Issuing Lender shall be made without any offset, abatement, withholding or reduction whatsoever.

     (f) Upon the making of each payment by a Revolving Credit Lender to the Issuing Lender pursuant to clause (e) above in respect of any Letter of Credit, such Lender shall, automatically and without any further action on the part of Administrative Agent, the Issuing Lender or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Issuing Lender by Borrower hereunder and under the Letter of Credit Documents relating to such Letter of Credit and (ii) a participation in a percentage equal to such Lender's Revolving Credit Commitment Percentage in any interest or other amounts payable by Borrower hereunder and under such Letter of Credit Documents in respect of such Reimbursement Obligation. Upon receipt by the Issuing Lender from or for the account of Borrower of any payment in respect of any Reimbursement Obligation or any such interest or other amounts (including by way of setoff or application of proceeds of any collateral security) the Issuing Lender shall promptly pay to Administrative Agent for the account of each Revolving Credit Lender which has satisfied its obligations under clause
(e) above, such Revolving Credit Lender's Revolving Credit Commitment Percentage of such payment, each such payment by the Issuing Lender to be made in the same money and funds in which received by the Issuing Lender. In the event any payment received by the Issuing Lender and so paid to the Revolving Credit Lenders hereunder is rescinded or must otherwise be returned by the Issuing Lender, each Revolving Credit Lender shall, upon the request of the Issuing Lender (through Administrative Agent), repay to the Issuing Lender (through Administrative Agent) the amount of such payment paid to such Lender, with interest at the rate specified in clause (i) of this Section 2.03.

     (g) Borrower shall pay to Administrative Agent for the account of the Issuing Lender in respect of each Letter of Credit a letter of credit commission in an amount (not less than $500) equal to (x) the rate per annum equal to the Applicable Margin for Revolving Credit Loans that are LIBOR Loans in effect from time to time, multiplied by (y) the daily average undrawn face amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit which expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit which is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated, such fee to be non-refundable and to be paid in arrears quarterly, on each Quarterly Date, and on the earlier of the Revolving Credit Commitment Termination Date or the date of the termination of the Revolving Credit Commitments or the date of such termination, expiration or the Business Day subsequent to notice of a drawing. The Issuing Lender shall pay to Administrative Agent for the account of each Revolving Credit Lender (other than the Issuing Lender), from time to time at reasonable intervals (but in any event at least quarterly), but only to the extent actually received from Borrower, an amount equal to such Lender's Revolving Credit Commitment Percentage of all letter of credit commissions referred to in the first sentence of this clause (g). In addition, Borrower shall pay to Administrative Agent for account of the Issuing Lender only in respect of each Letter of Credit a letter of credit issuance fee in an amount equal to 0.125% per annum multiplied by the original face amount from the issue date through the expiry date of such Letter of Credit (but in no event less than $500 per Letter of Credit), such amount to be payable on the date of issuance of such Letter of Credit, plus all charges, costs and expenses in the amounts customarily charged by the Issuing Lender from time to time in like circumstances with respect to the issuance, amendment or transfer of each Letter of Credit and drawings and other transactions relating thereto.

     (h) Promptly following the end of each calendar month, the Issuing Lender shall deliver (through Administrative Agent) to each Revolving Credit Lender and Borrower a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such month. Upon the request of any Revolving Credit Lender from time to time, the Issuing Lender shall deliver any other information reasonably requested by such Lender with respect to each Letter of Credit then outstanding.

     (i) To the extent that any Revolving Credit Lender fails to pay an amount required to be paid pursuant to clause (e) or (f) of this Section 2.03 on the due date therefor, such Lender shall pay interest to the Issuing Lender (through Administrative Agent) on such amount from and including such due date to but excluding the date such payment is made (i) during the period from and including such due date to but excluding the date three Business Days thereafter, at a rate per annum equal to the Federal Funds Rate (as in effect from time to time) and (ii) thereafter, at a rate per annum equal to the post-default rate (as in effect from time to time) pursuant to Section 3.02(b).

     (j) The issuance by the Issuing Lender of any modification or supplement to any Letter of Credit hereunder that would extend the expiry date or increase the face amount thereof shall be subject to the same conditions applicable under this Section 2.03 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued hereunder unless either (x) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such modified or supplemented form or (y) the Majority Revolving Credit Lenders shall have consented thereto.

     (k) Notwithstanding the foregoing, the Issuing Lender shall not be under any obligation to issue any Letter of Credit if at the time of such issuance, any order, judgment or decree of any Governmental Authority or arbitrator shall purport by its terms to enjoin or restrain the Issuing Lender from issuing such

Letter of Credit or any requirement of law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any
Governmental Authority shall prohibit the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which the Issuing Lender is not otherwise compensated) not in effect on the date hereof. At any time that the Issuing Lender shall not be under any obligation to issue Letters of Credit pursuant to this paragraph (k), the Issuing Lender may be replaced by Borrower with another Lender reasonably acceptable to Administrative Agent upon notice to the Issuing Lender and Administrative Agent. Upon any such replacement, Administrative Agent shall notify the Lenders of any such replacement of the Issuing Lender and the replacement Issuing Lender shall agree to be bound by the applicable provisions of this Agreement. At the time any such replacement shall become effective, Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Lender pursuant to Section 2.03(g). From and after the effective date of any such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Lender" shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the replacement of an Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

The obligations of Borrower under this Agreement and any Letter of Credit Document to reimburse the Issuing Lender for a drawing under a Letter of Credit, and to repay any drawing under a Letter of Credit converted into Revolving Credit Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other Letter of Credit Document under all circumstances, including the following: (i) any lack of validity or enforceability of this Agreement or any Letter of Credit Document; (ii) the existence of any claim, setoff, defense or other right that Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letter of Credit Documents or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit; or any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing; or (iv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or a Guarantor; provided, however, that neither Borrower nor any Revolving Credit Lender shall be obligated to reimburse the Issuing Lender for any wrongful payment finally determined by a court of competent jurisdiction to have been made by the Issuing Lender as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Lender. To the extent that any provision of any Letter of Credit
Document is inconsistent with the provisions of this Section 2.03, the provisions of this Section 2.03 shall control.

     2.04. Termination and Reductions of Commitments. (a) (i) The aggregate amount of the Revolving Credit Commitments shall be automatically and permanently reduced to zero on the Revolving Credit Commitment Termination Date.

     (ii) The aggregate amount of Revolving Credit Commitments shall be permanently reduced on the date any required prepayments described in Section 2.10(a) are required to be made in the amount specified in Section 2.10(b)(ii). Each such reduction shall apply pro rata to each Revolving Credit Lender's
Revolving Credit Commitment. Concurrently with any such reduction, Borrower shall comply with Section 2.10(c).

     (iii) The aggregate amount of the Tranche A Term Loan Commitments and the Tranche A-PR Term Loan Commitments were reduced to zero on the Original Closing

Date. The aggregate amount of the Tranche B-PR Term Loan Commitments and the Tranche C-PR Term Loan Commitments were automatically and permanently reduced to zero immediately after the making of the Tranche B-PR Term Loans and the Tranche C-PR Term Loans on the Effectiveness Date.

     (b) Borrower shall have the right at any time or from time to time (without premium or penalty except breakage costs (if any)) (i) so long as no Revolving Credit Loans or Letter of Credit Liabilities will be outstanding as of the date specified for termination, to terminate the Revolving Credit Commitments in their entirety, and (ii) to reduce the aggregate amount of the Unutilized Revolving Credit Commitments of all the Revolving Credit Lenders (which shall be pro rata among such Lenders); provided, however, that (x) Borrower shall give notice of each such termination or reduction as provided in Section 4.05, and
(y) each partial reduction shall be in an aggregate amount at least equal to $5.0 million (or a larger multiple of $1.0 million) or, if less, the remaining Unutilized Revolving Credit Commitments. Any such reduction by Borrower shall be on behalf of Borrower and PR Borrower.

     (c) The Commitments once terminated or reduced may not be reinstated.

     2.05. Fees. (a) Borrower shall pay to Administrative Agent for the account of each Revolving Credit Lender a commitment fee on the daily average amount of such Lender's Unutilized Revolving Credit Commitment, for the period from and including the Effectiveness Date to but not including the earlier of the date such Revolving Credit Commitment is terminated and the Revolving Credit Commitment Termination Date, at a rate per annum equal to the Applicable Revolving Credit Fee Percentage. Any accrued commitment fee under this Section 2.05(a) shall be payable in arrears on each Quarterly Date and on the earlier of the date the Revolving Credit Commitments are terminated and the Revolving Credit Commitment Termination Date.

     (b) Borrower shall pay to Administrative Agent for its own account an annual administrative fee pursuant to the Administrative Agent Fee Letter.

     2.06. Lending Offices. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

     2.07. Several Obligations of Lenders. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but neither any Lender nor Administrative Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender, and no Lender shall have any obligation to Administrative Agent or any other Lender for the failure by such Lender to make any Loan required to be made by such Lender.

     2.08. Notes; Register. (a) (i) At the request of any Lender, the Revolving Credit Loans made by such Lender may be evidenced by one or more promissory notes of Borrower and PR Borrower, substantially in the form of Exhibit A-1, dated the Original Closing Date or the Effectiveness Date, as applicable, payable to such Lender and otherwise duly completed.

     (ii) At the request of any Lender, the Tranche A Term Loans made or to be made by such Lender may be evidenced by one or more promissory notes of Borrower, substantially in the form of Exhibit A-2, dated the Original Closing Date, payable to such Lender and otherwise duly completed.

     (iii) At the request of any Lender, the Tranche A-PR Term Loans made or to be made by such Lender may be evidenced by one or more promissory notes of PR Borrower, substantially in the form of Exhibit A-3, dated the Original Closing Date, payable to such Lender and otherwise duly completed.

     (iv) At the request of any Lender, the Tranche B-PR Term Loans made or to be made by such Lender may be evidenced by one or more promissory notes of PR Borrower, substantially in the form of Exhibit A-4, dated the Effectiveness Date, payable to such Lender and otherwise duly completed.

     (v) At the request of any Lender, the Tranche C-PR Term Loans made or to be made by such Lender may be evidenced by one or more promissory notes of PR Borrower, substantially in the form of Exhibit A-5, dated the Effectiveness Date, payable to such Lender and otherwise duly completed.

     (vi) At the request of the Swing Loan Lender, the Swing Loans made by Administrative Agent shall be evidenced by one or more promissory notes of Borrower and PR Borrower, substantially in the form of Exhibit A-6, dated the Closing Date, payable to the Swing Loan Lender and otherwise duly completed.

     (b) The date, amount, Type, interest rate and duration of the Interest Period (if applicable) of each Loan of each Class made by each Lender to Borrower or PR Borrower (as the case may be), and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of any Note evidencing the Loans of such Class held by it, endorsed by such Lender on the schedule attached to such Note or any continuation thereof; provided, however, that the failure of such Lender to make any such recordation or endorsement shall not affect the obligations of Borrower or PR Borrower (as the case may be) to make a payment when due of any amount owing hereunder or under such Note.

     (c) Borrower and PR Borrower hereby designate Administrative Agent to serve as their agent, solely for purposes of this Section 2.08, to maintain a register (the "Register") on which it will record the name and address of each Lender, the Commitment from time to time of each of the Lenders, the principal amount of the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation or any error in such recordation shall not affect Borrower's or PR Borrower's obligations in respect of such Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, PR Borrower, Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Credit Documents, notwithstanding any notice to the contrary. The Register shall be available for inspection by Borrower, PR Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

     2.09. Optional Prepayments and Conversions or Continuations of Loans. Subject to Section 4.04, Borrower and PR Borrower shall have the right to prepay Loans, or to Convert Loans of one Type into Loans of another Type or to Continue Loans of one Type as Loans of the same Type, at any time or from time to time to be applied as specified by Borrower or PR Borrower, as applicable, and in accordance with all the terms in this Section 2.09; provided, however, that: (a) Borrower or PR Borrower, as applicable, shall give Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder); (b) if LIBOR Loans are prepaid or Converted other than on the last day of an Interest Period for such Loans, Borrower or PR Borrower, as applicable, shall at such time pay all expenses and costs required by Section 5.05; and (c) prepayments of the Term Loans pursuant to this Section 2.09 shall be applied (i) at the sole election and option of Borrower or PR Borrower, as applicable, in an amount not to exceed the then current available Prepayment Designation Basket in any manner among the Term Loan Tranches and the remaining Amortization Payments thereof as Borrower shall designate in an Officers' Certificate delivered to Administrative Agent; and
(ii) unless applied in accordance with the foregoing subclause, pro rata among the Term Loan Tranches based upon the remaining unpaid amounts thereof and as to the remaining Amortization Payments of each such Term Loan Tranche in any manner that Borrower shall designate in an Officers' Certificate delivered to Administrative Agent. Each prepayment made pursuant to this Section 2.09 of the Tranche B-PR Term Loans or the Tranche C-PR Term Loans made on or prior to the third anniversary of the Original Closing Date shall be accompanied by a premium payment in cash of 1% of the aggregate principal amount of such Loan prepaid. Any prepayment of the Tranche B-PR Term Loans or the Tranche C-PR Term Loans made in connection with any refinancing of the Loans shall be deemed an optional prepayment under this Section 2.09 and not a mandatory prepayment of the Term Loans under Section 2.10.

     Notwithstanding the foregoing, in the event that Borrower elects (in its sole discretion) to provide the option (the "Option") to any of the holders of Tranche B-PR Term Loans and Tranche C-PR Term Loans to elect (in the absolute and sole discretion of such holders) not to have all or any part of any voluntary prepayments applied to such Lender's Tranche B-PR Term Loans or Tranche C-PR Term Loans, as the case may be, Borrower shall provide written notice of the Option with respect to such voluntary prepayment at least five Business Days prior to such voluntary prepayment to Administrative Agent and all holders of Tranche B-PR Term Loans and Tranche C-PR Term Loans. Any such holder may elect to accept such Option (in whole or in part) on or prior to the Business Day prior to the date of such prepayment. Any such holder who shall not have provided written acceptance thereof to Administrative Agent on or prior to the Business Day prior to the date of such prepayment shall be deemed to have declined such Option. Any amount of such voluntary prepayment so declined pursuant to the Option shall be applied (i) first, pro rata between the Tranche A Term Loans and the Tranche A-PR Term Loans and, as to any such Term Loan Tranche, to the remaining Amortization Payments thereof in any manner that Borrower shall designate in an Officers' Certificate delivered to Administrative Agent; and (ii) second, to the extent that no Tranche A Term Loans or Tranche A-PR Term Loans are outstanding after giving effect to the application required by the previous clause (i), pro rata between Tranche B-PR Term Loans and Tranche C-PR Term Loans (based upon the remaining unpaid principal amounts thereof) of the holders thereof who had not declined prepayment, and, as to any such Term Loan Tranche, to the remaining Amortization Payments thereunder in any manner that Borrower shall designate in an Officers' Certificate delivered to Administrative Agent.

     Notwithstanding the foregoing, and without limiting the rights and remedies of the Lenders under Section 10, in the event that any Event of Default shall have occurred and be continuing, Administrative Agent may (and at the request of the Majority Lenders shall) suspend the right of Borrower to Convert any Loan into a LIBOR Loan, or to Continue any Loan as a LIBOR Loan, in which event all Loans shall be Converted (on the last day(s) of the respective Interest Periods therefor) or Continued, as the case may be, as ABR Loans.

     Each notice of Conversion or Continuation shall be substantially in the form of Exhibit H.

     2.10. Mandatory Prepayments. (a) Borrower shall prepay the Loans as follows (each such prepayment to be effected in each case in the manner, order and to the extent specified in subsection (b) below of this Section 2.10):

     (i) Casualty Events. Within one Business Day after any Company receives any Net Available Proceeds from any Casualty Event, in an aggregate principal amount equal to 100% of such Net Available Proceeds; provided, however, that

          (w) if no Event of Default then exists or would arise therefrom, the Net Available Proceeds thereof shall not be required to be so applied on such date to the extent that Borrower has delivered an Officers' Certificate to Administrative Agent on or prior to such date stating that such proceeds shall be used to fund the acquisition or construction of Property used, usable or useful in the business of Borrower and the Subsidiaries or repair, replace or restore the Property in respect of which such Casualty Event has occurred, in each case within one year following the date of the receipt of such Net Available Proceeds, and

          (x) if all or any portion of such Net Available Proceeds not required to be applied to the prepayment of Loans pursuant to the preceding proviso
     (w) is not so used within one year after the date of the receipt of such Net Available Proceeds, such remaining portion shall be applied on the last day of such period as specified in Section 2.10(b).

     (ii) Equity Issuance. Except with respect to the first $125.0 million of Net Available Proceeds received from Equity Issuances after the Effectiveness Date, in an aggregate principal amount equal to 50% of the Net Available Proceeds of all Equity Issuances after the Effectiveness Date.

     (iii) Debt Issuance. Upon any Debt Issuance after the Effectiveness Date, in an aggregate principal amount equal to 100% of the Net Available Proceeds of such Debt Issuance.

     (iv) Disposition Events. Within one Business Day after receipt by any Company of any Net Available Proceeds from any Disposition Event, in an aggregate principal amount equal to 100% of the Net Available/Proceeds from such Disposition Event; provided, however, that

          (x) the Net Available Proceeds from any Disposition Event permitted by
     Section 9.06(g), (p) or (q) shall not be required to be applied as provided herein on such date if (1) no Event of Default then exists or would arise therefrom, and (2) Borrower delivers an Officers' Certificate to Administrative Agent on or prior to such date stating that such Net Available Proceeds shall be reinvested in Property usable or useful in the business of Borrower or any Subsidiary, in each case within one year following the date of such Disposition Event (which certificate shall set forth the estimates of the proceeds to be so expended) (provided, that with respect to any Disposition of or by a Qualified Subsidiary, such Net Available Proceeds may only be reinvested in an Obligor or shall be counted against and be subject to the applicable limits set forth in Sections 9.06 and 9.09), and


         (y) if all or any portion of such Net Available Proceeds which are permitted to be applied to reinvestment pursuant to the terms of this
     Section 2.10(a)(iv) is not so used within such one year period, such remaining portion shall be applied on the last day of such period (or such earlier date as Borrower determines not to reinvest any portion thereof) as specified in Section 2.10(b) (it being understood that the foregoing shall in no way affect the obligation of any Company to obtain the consent of the Majority Lenders if required pursuant to this Agreement to effect any Disposition).

          (v) Excess Cash Flow. Not later than 95 days after the end of each fiscal year of Borrower commencing with the fiscal year ended May 31, 2001, in an aggregate principal amount equal to (A) 75% of Excess Cash Flow for such fiscal year when the Total Leverage Ratio at the end of such fiscal year is greater than or equal to 6.0:1.0 (as evidenced in an Officers' Certificate delivered to Administrative Agent and the Lenders), and (B) 50% of Excess Cash Flow for any such fiscal year when the Total Leverage Ratio at the end of such fiscal year is less than 6.0:1.0 (as evidenced in an Officers' Certificate delivered to Administrative Agent and the Lenders).

     (b)  Application.  The  amount of any  required  prepayments  described  in
Section 2.10(a) shall be applied as follows:

          (i) first, the amount of the required prepayment shall be applied (A) at the option of Borrower or PR Borrower, as applicable, in an amount not to exceed the then current available Prepayment Designation Basket, in any manner among the Term Loan Tranches and the remaining Amortization Payments thereof as Borrower shall designate in an Officers' Certificate delivered to Administrative Agent; and (B) unless applied in accordance with the foregoing subclause (A), to the reduction of Amortization Payments on the Term Loans required by Section 3.01(b) pro rata among the Term Loan Tranches based upon the remaining unpaid amounts thereof and pro rata to the remaining Amortization Payments of such Term Loan Tranche based on the remaining unpaid amounts thereof; provided, however that any amounts required to be applied to the payment of Loans pursuant to this clause (B) from any prepayment made pursuant to Section 2.10(a)(v) shall be applied to the remaining Amortization Payments of each Term Loan Tranche in the direct order thereof. Notwithstanding the foregoing, any holder of Tranche B-PR Term Loans or Tranche C-PR Term Loans at its sole discretion may, with respect to any mandatory prepayment to be applied as set forth in clause
     (B) above, so long as any Tranche A Term Loans or Tranche A-PR Term Loans are then outstanding (after giving effect to the application of such required prepayment to the Tranche A Term Loans and Tranche A-PR Term Loans), elect by written notice provided to Administrative Agent not to have all or any amount of any such required prepayments applied to such holder's Tranche B-PR Term Loans or Tranche C-PR Term Loans, as the case may be, in which case the aggregate amount so declined shall be applied pro rata between the Tranche A Term Loans and the Tranche A-PR Term Loans and, as to any such Term Loan Tranche, pro rata to the remaining Amortization Payments thereof (or, in the case of prepayments made pursuant to Section 2.10(a)(v), in the direct order thereof); provided, however, that to the extent that the aggregate principal amount of the Tranche A Term Loans and Tranche A-PR Term Loans after giving effect to such mandatory prepayment is less than the aggregate amount so declined by the holders of the Tranche B-PR Term Loans and Tranche C-PR Term Loans, such amount so declined shall be allocated between the declining holders of the Tranche B-PR Term Loans and Tranche C-PR Term Loans pro rata based on the remaining aggregate amount of their amounts declined;

          (ii) second, after such time as no Term Loans remain outstanding, Revolving Credit Commitments shall be permanently reduced (at the same time that the prepayment of the Term Loans would have been made and assuming an unlimited amount thereof then outstanding) pro rata in an amount equal to the remaining amount of any such required prepayment that would have been applied to the Term Loans (assuming an unlimited amount thereof then outstanding) and to the extent that, after giving effect to such reduction, the aggregate principal amount of Revolving Credit Loans, plus the aggregate principal amount of Swing Loans, plus the aggregate amount of all Letter of Credit Liabilities would exceed the Revolving Credit Commitments, Borrower or PR Borrower shall, first, prepay outstanding Revolving Credit Loans and second, prepay outstanding Swing Loans and, third, provide cover for Letter of Credit Liabilities as specified in Section 2.10(d), in an aggregate amount equal to such excess; and

          (iii) third, after application of prepayments in accordance with clauses (i) and (ii) above, Borrower or PR Borrower shall be permitted to retain any such remaining excess.

     Notwithstanding the foregoing, if the amount of any prepayment of Loans required under this Section 2.10 shall be in excess of the amount of the ABR Loans at the time outstanding, only the portion of the amount of such prepayment as is equal to the amount of such outstanding ABR Loans shall be immediately prepaid and, at the election of Borrower or PR Borrower, the balance of such required prepayment shall be either (i) deposited in the Collateral Account and applied to the prepayment of LIBOR Loans on the last day of the then next-expiring Interest Period for LIBOR Loans (with all interest accruing thereon for the account of Borrower or PR Borrower, as applicable) or (ii) prepaid immediately, together with any amounts owing to the Lenders under
Section 5.05. Notwithstanding any such deposit in the Collateral Account, interest shall continue to accrue on such Loans until prepayment.

     (c) Revolving Credit Extension Reductions. Until the Revolving Credit Commitment Termination Date, Borrower and PR Borrower, as applicable, shall from time to time immediately prepay the Swing Loans and the Revolving Credit Loans (and/or provide cover for Letter of Credit Liabilities as specified in Section 2.10(d)) in such amounts as shall be necessary so that at all times the aggregate outstanding amount of the Revolving Credit Loans, plus the aggregate outstanding amount of Swing Loans, plus the aggregate outstanding Letter of Credit Liabilities shall not exceed the Revolving Credit Commitments as in effect at such time, such amount to be applied, first, to the Swing Loans, second, to Revolving Credit Loans outstanding and, third, as cover for Letter of Credit Liabilities outstanding as specified in Section 2.10(d).

     (d) Cover for Letter of Credit Liabilities. In the event that Borrower or PR Borrower shall be required pursuant to this Section 2.10 to provide cover for Letter of Credit Liabilities, Borrower shall effect the same by paying to Administrative Agent immediately available funds in an amount equal to the required amount, which funds shall be retained by Administrative Agent in the Collateral Account (as provided in the Security Agreement as collateral security in the first instance for the Letter of Credit Liabilities) until such time as all Letters of Credit shall have been terminated and all of the Letter of Credit Liabilities paid in full.

     2.11. Replacement of Lenders. Borrower shall have the right, if no Default then exists, to replace any Lender (the "Replaced Lender") with one or more other Eligible Persons reasonably acceptable to Co-Syndication Agents (collectively, the "Replacement Lender") if (x) such Lender is charging Borrower increased costs pursuant to Section 5.01 or 5.06 in excess of those being charged generally by the other Lenders or such Lender becomes incapable of making LIBOR Loans as provided in Section 5.03 and/or (y) as provided in Section 12.04(ii), such Lender refuses to consent to certain proposed amendments, waivers or modifications with respect to this Agreement; provided, however, that
(i) at the time of any replacement pursuant to this Section 2.11, the Replacement Lender shall enter into one or more assignment agreements (and with all fees payable pursuant to Section 12.06 to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans of, and in each case Letter of Credit Interests by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender, an amount equal to the sum of (A) the principal of, and all accrued interest on, all outstanding Loans of the Replaced Lender, (B) all Reimbursement Obligations owing to such Replaced Lender, together with all then unpaid interest with respect thereto at such time, and (C) all accrued, but theretofore unpaid, fees owing to the Replaced Lender pursuant to Section 2.05, and (y) the Issuing Lender an amount equal to such Replaced Lender's Revolving Credit Commitment Percentage of any Reimbursement Obligations (which at such time remains a Reimbursement Obligation) to the extent such amount was not theretofore funded by such Replaced Lender, and (ii) all obligations of Borrower and PR Borrower owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid, but including any amounts which would be paid to a Lender pursuant to Section 5.05 if Borrower or PR Borrower were prepaying a LIBOR Loan) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective assignment agreement, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of Notes executed by Borrower, or PR Borrower, as the case may be, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder and be released of all its obligations as a Lender, except with respect to indemnification provisions applicable to the Replaced Lender under this Agreement, which shall survive as to such Replaced Lender.

     Section 3. Payments of Principal and Interest.

     3.01. Repayment of Loans.

     (a) Revolving Credit and Swing Loans. Each of Borrower and PR Borrower hereby promises to pay to Administrative Agent for the account of each Lender the entire outstanding principal amount of such Lender's Revolving Credit Loans made to Borrower or PR Borrower, as the case may be, and each Revolving Credit Loan shall mature, on the Revolving Credit Commitment Termination Date. Borrower hereby promises to pay the Swing Loan Lender for its account the entire outstanding principal amount of the Swing Loans, and the Swing Loans shall mature, on the Swing Loan Maturity Date.

     (b) (1) Tranche A Term Loans. Borrower hereby promises to pay to Administrative Agent for the account of the Tranche A Term Loan Lenders, in repayment of the principal of the Tranche A Term Loans, the amounts set forth on the chart at the end of this Section 3.01 on the dates set forth on such chart (subject to adjustment for any prepayments required by Section 2.10 to the extent actually made).

     (2) Tranche A-PR Term Loans. PR Borrower hereby promises to pay to Administrative Agent for the account of the Tranche A-PR Term Loan Lenders, in repayment of the principal of the Tranche A-PR Term Loans, the amounts set forth on the chart at the end of this Section 3.01 on the dates set forth on such chart (subject to adjustment for any prepayments required by Section 2.10 to the extent actually made).

     (3) Tranche B-PR Term Loans. PR Borrower hereby promises to pay to Administrative Agent for the account of the Tranche B-PR Term Loan Lenders, in repayment of the principal of the Tranche B-PR Term Loans, the amounts set forth on the chart at the end of this Section 3.01 on the dates set forth on such chart (subject to adjustment for any prepayments required by Section 2.10 to the extent actually made).

     (4) Tranche C-PR Term Loans. PR Borrower hereby promises to pay to Administrative Agent for the account of the Tranche C-PR Term Loan Lenders, in repayment of the principal of the Tranche C-PR Term Loans, the amounts set forth on the chart at the end of this Section 3.01 on the dates set forth on such chart (subject to adjustment for any prepayments required by Section 2.10 to the extent actually made).

                              AMORTIZATION PAYMENTS

---------------------------------------------------------------------------------------------------------------

                                                   TRANCHE
       DATE*               TRANCHE A                A-PR                TRANCHE B-PR          TRANCHE C-PR
                          TERM LOANS             TERM LOANS              TERM LOANS            TERM LOANS
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

May 2000                    $      0                $      0            $   812,500           $  562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

August 2000                        0                       0                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

November 2000                      0                       0                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

February 2001                      0                       0                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

May 2001                           0                       0                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

August 2001                        0                       0                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

November 2001                      0                       0                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

February 2002              8,125,000               3,125,000                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

May 2002                   8,125,000               3,125,000                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

August 2002                8,125,000               3,125,000                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

November 2002              8,125,000               3,125,000                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

February 2003             12,187,500               4,687,500                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

May 2003                  12,187,500               4,687,500                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

August 2003               12,187,500               4,687,500                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

November 2003             12,187,500               4,687,500                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

February 2004             16,250,000               6,250,000                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

May 2004                  16,250,000               6,250,000                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

August 2004               16,250,000               6,250,000                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

November 2004             16,250,000               6,250,000                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

February 2005             20,312,500               7,812,500                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

May 2005                  20,312,500               7,812,500                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

August 2005               20,312,500               7,812,500                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

November 2005             20,312,500               7,812,500                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

February 2006             24,375,000               9,375,000                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

May 2006                  24,375,000               9,375,000                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

August 2006               24,375,000               9,375,000                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

November 2006             24,375,000               9,375,000                812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

February 2007                                                               812,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

May 2007                                                                299,437,500              562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

August 2007                                                                                      562,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

November 2007                                                                                205,312,500
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                        $325,000,000            $125,000,000           $322,187,500         $222,187,500
---------------------------------------------------------------------------------------------------------------
________________________
*Unless otherwise indicated, such date is the last Business Day of the specified month.

     3.02. Interest. (a) Each of Borrower and PR Borrower hereby promises to pay to Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender to Borrower or PR Borrower, as the case may be, for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full at the following rates per annum:

          (i) during such periods as such Loan is an ABR Loan, the Alternate Base Rate (as in effect from time to time), plus the Applicable Margin, and

          (ii) during such periods as such Loan is a LIBOR Loan, for each Interest Period relating thereto, the LIBOR Rate for such Loan for such Interest Period, plus the Applicable Margin.

     (b) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and other overdue amounts owed by any Obligor under the Credit Documents (including such interest accruing before and after judgment) shall bear interest at a rate per annum equal to (x) in the case of principal of any Loans, the rate which is 2% in excess of the rate then borne by such Loans and (y) in the case of interest or such other amounts, the rate which is 2% in excess of the rate otherwise applicable to ABR Loans which are Revolving Credit Loans from time to time. Interest which accrues under this paragraph shall be payable on demand.

     (c) Accrued interest on each Loan shall be payable (i) in the case of an ABR Loan, quarterly on the Quarterly Dates, (ii) in the case of a LIBOR Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period and (iii) in the case of any LIBOR Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the rate set forth in Section 3.02(b) shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to Borrower.

     Section 4. Payments; Pro Rata Treatment; Computations; Etc.

     4.01. Payments. (a) Except to the extent otherwise provided herein, all payments of principal, interest, Reimbursement Obligations and other amounts to be made by Borrower and PR Borrower under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by the Obligors under any other Credit Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Administrative Agent at its account at the Principal Office, not later than 12:00 Noon New York City time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

     (b) Each of Borrower and PR Borrower shall, at the time of making each payment under this Agreement or any Note for the account of any Lender, specify (in accordance with Section 2.09 and 2.10, if applicable) to Administrative Agent (which shall so notify the intended recipient(s) thereof) the Type of Loans, Reimbursement Obligations or other amounts payable by Borrower or PR Borrower hereunder to which such payment is to be applied (and in the event that Borrower or PR Borrower fails to so specify, or if an Event of Default has occurred and is continuing, Administrative Agent may distribute such payment to the Lenders for application to the Obligations under the Credit Documents in such manner as it or the Majority Lenders, subject to Section 4.02, may determine to be appropriate).

     (c) Except to the extent  otherwise  provided  in the  second  sentence  of
Section 2.03(g), each payment received by Administrative Agent or by Issuing Lender (through Administrative Agent) under this Agreement or any Note for the account of any Lender shall be paid by Administrative Agent or by Issuing Lender (through Administrative Agent), as the case may be, to such Lender, in immediately available funds, (x) if the payment was actually received by Administrative Agent or by Issuing Lender (through Administrative Agent), as the case may be, prior to 12:00 Noon (New York City time) on any day, on such day and (y) if the payment was actually received by Administrative Agent or by Issuing Lender (through Administrative Agent), as the case may be, after 12:00 Noon (New York City time) on any day, by 1:00 p.m. (New York City time) on the following Business Day (it being understood that to the extent that any such payment is not made in full by Administrative Agent or by Issuing Lender (through Administrative Agent), as the case may be, Administrative Agent shall pay to such Lender, upon demand, interest at the Federal Funds Rate from the date such amount was required to be paid to such Lender pursuant to the foregoing clauses until the date Administrative Agent pays such Lender the full amount).

     (d) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

     4.02. Pro Rata Treatment.  Except to the extent otherwise  provided herein:
(a) each borrowing of Loans of a particular Class from the Lenders under Section
2.01 shall be made from the relevant Lenders, each payment of commitment fee under Section 2.05 in respect of Commitments of a particular Class shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class under Section 2.04 or 2.10 shall be applied to the respective Commitments of such Class of the relevant Lenders, pro rata according to the amounts of their respective Commitments of such Class; provided, however, that Swing Loans shall be made only by, and interest thereon shall be paid by Borrower only to, the Swing Loan Lender (subject to such Lender's obligation in respect of any participation therein purchased by the other Revolving Credit Lenders as provided in Section 2.01(g)); (b) except as otherwise provided in Section 5.04, LIBOR Loans of any Class having the same Interest Period shall be allocated pro rata among the relevant Lenders according to the amounts of their respective Revolving Credit and Term Loan Commitments

(in the case of the making of Loans) or their respective Revolving Credit and Term Loans (in the case of Conversions and Continuations of Loans); (c) each payment or prepayment of principal of Revolving Credit Loans or Term Loans by Borrower or PR Borrower shall be made for the account of the relevant Lenders pro rata in accordance with the respective unpaid outstanding principal amounts of the Loans of such class held by them; and (d) each payment of interest on Revolving Credit Loans and Term Loans by Borrower or PR Borrower shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

     4.03. Computations. Interest on LIBOR Loans, commitment fees and Letter of Credit fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such amounts are payable and interest on ABR Loans and Reimbursement Obligations shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such amounts are payable. Notwithstanding the foregoing, for each day that the Alternate Base Rate is calculated by reference to the Federal Funds Rate, interest on ABR Loans and Reimbursement Obligations shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day).

     4.04.  Minimum Amounts.  Except for mandatory  prepayments made pursuant to
Section 2.10 and Conversions or prepayments made pursuant to Section 5.04, each borrowing, Conversion and prepayment of principal of Loans (other than Swing Loans, for which the minimum amounts thereof are in Section 2.01(g)) shall be in an amount at least equal to $1.0 million with respect to ABR Loans and $1.0 million with respect to LIBOR Loans and in multiples of $100,000 in excess thereof (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of LIBOR Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period). Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of LIBOR Loans having the same Interest Period shall be in an amount at least equal to $1.0 million and in multiples of $100,000 in excess thereof and, if any LIBOR Loans or portions thereof would otherwise be in a lesser principal amount for any period, such Loans or portions, as the case may be, shall be ABR Loans during such period.

     4.05. Certain Notices. Notices by Borrower or PR Borrower to Administrative Agent of terminations or reductions of the Commitments, of borrowings, Conversions, Continuations and optional prepayments of Loans and of Classes of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by Administrative Agent by telephone not later than 11:00 a.m. New York City time (promptly followed by written notice via telecopier) on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified in the table below (and not later than 11:00 a.m. New York City time on the Business Day of the borrowing or prepayment in the case of Swing Loans).


                                                NOTICE PERIODS

---------------------------------------------------------- --------------------------------------------------------

Notice                                                                  Number of Business Days Prior
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------

Termination or reduction of Commitments                                               2
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------

Borrowing or optional prepayment of, or Conversions
into, ABR Loans (other than Swing Loans)                                              1
---------------------------------------------------------- --------------------------------------------------------
---------------------------------------------------------- --------------------------------------------------------

Borrowing or optional prepayment of, Conversions into,
Continuations as, or duration of Interest Periods for,
LIBOR Loans                                                                           3
---------------------------------------------------------- --------------------------------------------------------

     Each such notice of termination or reduction shall specify the amount and the Class of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the Class of Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to
Section 4.04) and Type of each Loan to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event that Borrower or PR Borrower fails to select the Type of Loan, or the duration of any Interest Period for any LIBOR Loan, within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a LIBOR Loan) will be automatically Converted into an ABR Loan on the last day of the then current Interest Period for such Loan or (if outstanding as an ABR Loan) will remain as, or (if not then outstanding) will be made as, an ABR Loan.

     4.06. Non-Receipt of Funds by Administrative Agent. Unless Administrative Agent shall have received written notice from a Lender, Borrower or PR Borrower (the "Payor") prior to the date on which the Payor is to make payment to Administrative Agent of (in the case of a Lender) the proceeds of a Loan to be made by such Lender hereunder or a payment to Administrative Agent for the account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to Administrative Agent, Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to Administrative Agent, the recipient(s) of such payment shall, on demand, repay to Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid; provided, however, that if neither the recipient(s) nor the Payor shall return the Required Payment to Administrative Agent within three Business Days of the date such demand was made, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows (without double recovery):

          (i) if the Required Payment shall represent a payment to be made by Borrower or PR Borrower to the Lenders, Borrower or PR Borrower, as applicable, and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the rate set forth in Section 3.02(b) (without duplication of the obligation of Borrower under Section 3.02 to pay interest on the Required Payment at the rate set forth in Section 3.02(b)), it being understood that the return by the recipient(s) of the Required Payment to Administrative Agent shall not limit such obligation of Borrower or PR Borrower, as applicable, under
     Section 3.02 to pay interest at the rate set forth in Section 3.02(b) in respect of the Required Payment and

          (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Lenders to Borrower or PR Borrower, the Payor, Borrower or PR Borrower, as applicable, shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to
     Section 3.02, it being understood that the return by Borrower or PR Borrower, as applicable, of the Required Payment to Administrative Agent shall not limit any claim Borrower or PR Borrower may have against the Payor in respect of such Required Payment.

     4.07. Right of Setoff; Sharing of Payments; Etc. (a) If any Event of Default shall have occurred and be continuing, each Obligor agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of such Obligor at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, Reimbursement Obligations or any other amount payable to such Lender hereunder that is not paid when due (regardless of whether such deposit or other indebtedness is then due to such Obligor), in which case it shall promptly notify such Obligor and Administrative Agent thereof; provided, however, that such Lender's failure to give such notice shall not affect the validity thereof.

     (b) Each of the Lenders agrees that, if it should receive (other than pursuant to Section 5) any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Loans, Reimbursement Obligations or fees, the sum of which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such amounts then owed and due to such Lender bears to the total of such amounts then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Obligor to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; provided, however, that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Each of Borrower and PR Borrower consents to the foregoing arrangements.

     (c) Each of Borrower and PR Borrower agrees that any Lender so purchasing such a participation may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

     (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other Indebtedness or obligation of any Obligor. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

     Section 5. Yield Protection, Etc.

     5.01. Additional Costs. (a) If the adoption of, or any change in, in each case after the date hereof, any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority or the NAIC made subsequent to the date hereof:

          (i) shall subject any Lender or Issuing Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit or any Lender's participation therein, any Letter of Credit Document or any Loan made by it or change the basis of taxation of payments to such Lender in respect thereof by any Governmental Authority (except for taxes covered by or expressly excluded from coverage by Section 5.06 and changes in the rate of tax on the overall net income of such Lender or its Applicable Lending Office, or any affiliate thereof or franchise tax by any Governmental Authority);

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender or Issuing Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

          (iii) shall impose on such Lender or Issuing Lender any other condition (excluding taxes);

and the result of any of the foregoing is to increase the cost to such Lender or Issuing Lender, by an amount which such Lender or Issuing Lender deems to be material, of making, converting into, continuing or maintaining LIBOR Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof then, in any such case, Borrower shall promptly pay such Lender or Issuing Lender, upon its written demand, any additional amounts necessary to compensate such Lender or Issuing Lender for such increased cost or reduced amount receivable. If any Lender or Issuing Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrower, through Administrative Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts setting forth the calculation of such additional amounts pursuant to this Section 5.01 submitted by such Lender or Issuing Lender, through Administrative Agent, to Borrower shall be conclusive in the absence of clearly demonstrable error. Without limiting the survival of any other covenant hereunder, this Section 5.01 shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

     (b) In the event that any Lender or Issuing Lender shall have determined that the adoption after the date hereof of any law, rule, regulation or guideline regarding capital adequacy (or any change after the date hereof therein or in the interpretation or application thereof) or compliance by any Lender or Issuing Lender or any corporation controlling such Lender or Issuing Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority or the NAIC, in each case, made subsequent to the date hereof including, without limitation, the issuance after the date hereof of any final rule, regulation or guideline, does or shall have the effect of reducing the rate of return on such Lender's or Issuing Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or Issuing Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or Issuing Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender or Issuing Lender to be material, then from time to time, after submission by such Lender or Issuing Lender to Borrower (with a copy to Administrative Agent) of a written request therefor, Borrower shall promptly pay to such Lender or Issuing Lender such additional amount or amounts as will compensate such Lender or Issuing Lender for such reduction.

     (c) PR Borrower shall reimburse Borrower for any amounts paid under Section
5.01 which are attributable to extensions of credit made to PR Borrower hereunder.

     5.02. Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any LIBOR Base Rate for any Interest Period:

          (i) Administrative Agent determines, which determination shall be conclusive, absent manifest error, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR Base Rate" in
     Section 1.01 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein; or

          (ii) if the related Loans are Revolving Credit Loans, the Majority Revolving Credit Lenders or, if the related Loans are Tranche A Term Loans, the Majority Tranche A Term Loan Lenders or, if the related Loans are Tranche A-PR Term Loans, the Majority Tranche A-PR Term Loan Lenders or, if the related Loans are Tranche B-PR Term Loans, the Majority Tranche B-PR Term Loan Lenders or, if the related Loans are Tranche C-PR Term Loans, the Majority Tranche C-PR Term Loan Lenders determine, which determination shall be conclusive, that the relevant rates of interest referred to in the definition of "LIBOR Base Rate" in Section 1.01 upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not likely adequate to cover the cost to the applicable Lenders of making or maintaining LIBOR Loans for such Interest Period, then Administrative Agent shall give Borrower, PR Borrower and each Lender prompt notice thereof, and so long as such condition remains in effect, the affected Lenders shall be under no obligation to make additional LIBOR Loans (but shall make their portion of any additional Borrowings as ABR Loans), to Continue LIBOR Loans or to Convert ABR Loans into LIBOR Loans and Borrower and PR Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding LIBOR Loans, either prepay such Loans of such affected Lenders or Convert such Loans of such affected Lenders into ABR Loans in accordance with
Section 2.09.

     5.03. Illegality. Notwithstanding any other provision of this Agreement, in the event that any change after the date hereof in any Requirement of Law or in

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

the interpretation or application thereof shall make it unlawful for any Lender or Issuing Lender or its Applicable Lending Office to honor its obligation to make or maintain LIBOR Loans or issue Letters of Credit hereunder (and, in the sole opinion of such Lender or Issuing Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender or Issuing Lender), then such Lender or Issuing Lender shall promptly notify Borrower and PR Borrower thereof (with a copy to Administrative Agent) and such Lender's or Issuing Lender's obligation to make or Continue, or to Convert Loans of any other Type into, LIBOR Loans or issue Letters of Credit shall be suspended until such time as such Lender or Issuing Lender may again make and maintain LIBOR Loans or issue Letters of Credit (in which case the provisions of Section 5.04 shall be applicable).

     5.04. Treatment of Affected Loans. If the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert ABR Loans into, LIBOR Loans shall be suspended pursuant to Section 5.03, such Lender's LIBOR Loans shall be automatically Converted into ABR Loans on the last day(s) of the then current Interest Period(s) for such LIBOR Loans (or on such earlier date as such Lender may specify to Borrower or PR Borrower with a copy to Administrative Agent as is required by law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.03 which gave rise to such Conversion no longer exist:

          (i) to the extent that such Lender's LIBOR Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's LIBOR Loans shall be applied instead to its ABR Loans; and

          (ii) all Loans which would otherwise be made or Continued by such Lender as LIBOR Loans shall be made or Continued instead as ABR Loans and all ABR Loans of such Lender which would otherwise be Converted into LIBOR Loans shall remain as ABR Loans.

If such Lender gives notice to Borrower or PR Borrower with a copy to Administrative Agent that the circumstances specified in Section 5.03 which gave rise to the Conversion of such Lender's LIBOR Loans pursuant to this Section
5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans are outstanding, such Lender's ABR Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding LIBOR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

     5.05. Compensation. (a) Borrower and PR Borrower agree to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (1) default by Borrower or PR Borrower in payment when due of the principal amount of or interest on any LIBOR Loan, (2) default by Borrower or PR Borrower in making a borrowing of, Conversion into or Continuation of LIBOR Loans after Borrower or PR Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (3) default by Borrower or PR Borrower in making any prepayment after Borrower or PR Borrower has given a notice thereof in accordance with the provisions of this Agreement, or (4) the making of a payment or a prepayment of LIBOR Loans on a day which is not the last day of an Interest Period with respect thereto, including in each case, any such loss (including loss of margin but not the Applicable Margin) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained.

     (b) For the purpose of calculation of all amounts payable to a Lender under this Section 5.05 each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of the LIBOR Loan and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection. Any Lender requesting compensation pursuant to this Section 5.05 will furnish to Administrative Agent, Borrower and PR Borrower a certificate setting forth the basis and amount of such request and such certificate, absent manifest error, shall be conclusive. Without limiting the survival of any other covenant hereunder, this covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

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


     5.06. Net Payments. (a) All payments made by any Obligor hereunder or under any Note or any Guarantee will be made without setoff, counterclaim or other defense. Except as provided in Section 5.06(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future Taxes now or hereafter imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any Excluded Tax) and all interest, penalties or similar liabilities with respect thereto (all such Taxes (other than Excluded Taxes) being referred to collectively as "Covered Taxes"). If any Covered Taxes are so levied or imposed, each Obligor agrees on a joint and several basis to pay the full amount of such Covered Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement, the Guarantees or under any Note, after withholding or deduction for or on account of any Covered Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Covered Taxes pursuant to the preceding sentence, each Obligor agrees, notwithstanding the definition of Excluded Taxes, to reimburse on a joint and several basis each Lender, upon the written request of such Lender, (i) for Taxes imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which such Lender is organized or in which the principal office or Applicable Lending Office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction by reason of the making of payments in respect of Covered Taxes pursuant to this Section (including pursuant to this sentence) and (ii) for any withholding of Taxes as such Lender shall determine are payable by, or withheld from, such Lender in respect of amounts paid in respect of Covered Taxes to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. Each Obligor will furnish to Administrative Agent within 45 days after the date the payment of any Covered Taxes is due pursuant to applicable law certified copies of tax receipts or other documentation reasonably satisfactory to such Lender evidencing such payment by such Obligor. The Obligors agree to jointly and severally indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Covered Taxes so levied or imposed and paid by such Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto.

     "Excluded Taxes" shall mean other than as provided in the fourth sentence of the first paragraph of this Section 5.06(a), any Tax (other than any Other Taxes) (i) imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or Applicable Lending Office of such Lender is located or any jurisdiction in which such Lender conducts business or any subdivision thereof or therein and (ii) imposed on any Lender in the nature of franchise taxes or other similar taxes imposed as a result of such Lender doing business in a particular jurisdiction.

     (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) (a "Non-U.S. Lender") agrees to deliver to Borrower and Administrative Agent on or prior to the Closing Date or, in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 12.06 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note (or, with respect to any assignee Lender, at least as extensive as the assigning Lender), or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above,
(x) a certificate substantially in the form of Exhibit J (any such certificate, a "Section 5.06 Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note (or, with respect to any assignee Lender, at least as extensive as the assigning Lender). In addition, each Lender agrees that from time to time after the Closing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to Borrower and Administrative Agent two new accurate and complete

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

original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 5.06 Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify Borrower and Administrative Agent of its inability to deliver any such Form or Certificate, in which case such Lender shall not be required to deliver any such form or certificate pursuant to this Section 5.06(b) for so long as such payments may be made from United States withholding tax. Notwithstanding the foregoing, no Lender shall be required to deliver any such form or certificate if a change in treaty, law or regulation has occurred prior to the date on which such delivery would otherwise be required that renders any such form or certificate inapplicable or would prevent the Lender from duly completing and delivering any such form or certificate with respect to it and such Lender so advises Borrower. No Obligor shall be required to indemnify any Non-U.S. Lender, or to pay any additional amounts to any Non-U.S. Lender, in respect of any Covered Taxes to the extent that (i) the obligation to pay such Covered Taxes would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of this Section 5.06(b) or (ii) if the Internal Revenue Service properly determines that a Lender is a "conduit entity" participating in a "conduit financing arrangement" within the meaning of Treasury Regulation Section 1.881-3 and such additional amounts are in excess of the amounts that would otherwise have been payable had such Lender not been a "conduit entity" participating in a "conduit financing arrangement" within the meaning of Treasury Regulation Section 1.881-3. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 5.06 and except as set forth in Section 12.06(b), each of Borrower and PR Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 5.06(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Original Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Covered Taxes.

     (c) In addition, Borrower and PR Borrower agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

     (d) Any Lender  claiming any additional  amounts  payable  pursuant to this
Section 5.06 agrees to use (at the Obligors' expense) reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Applicable Lending Office if the making of such change would avoid the need for, or reduce the amount of, any such additional amounts that may thereafter accrue and would not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender.

     Section 6. Guarantee.

     6.01. The Guarantee. The Guarantors hereby jointly and severally guarantee as a primary obligor and not as a surety to each Lender, Issuing Lender and Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of the Bankruptcy Code after any bankruptcy or insolvency petition under the Bankruptcy Code) on the Loans made by the Lenders to, and the Notes held by each Lender of, Borrower and/or PR Borrower, as applicable, and all other Obligations from time to time owing to the Lenders, Issuing Lender or Agents by Borrower and/or PR Borrower, as applicable, under this Agreement and under the Notes and by any Obligor under any of the other Credit Documents, and all Obligations of the Obligors to any Creditor and all Obligations owing to the Issuing Lender under the Letter of Credit Documents, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Guarantors hereby jointly and severally agree that if Borrower and/or PR Borrower, as applicable, shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed

Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     6.02.  Obligations  Unconditional.  The obligations of the Guarantors under
Section 6.01 are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of Borrower and/or PR Borrower, as applicable, under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above:

          (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

          (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under this Agreement, the Notes or any other Credit Document or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

          (iv) any lien or security interest granted to, or in favor of, the Issuing Lender or any Lender or Agent as security for any of the Guaranteed Obligations shall fail to be perfected; or

          (v) the release of any other Guarantor.

     The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Issuing Lender or any Agent or any Lender or Affiliate thereof exhaust any right, power or remedy or proceed against Borrower and/or PR Borrower, as applicable, under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations. The Guarantors waive any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Issuing Lender, any Lender or Affiliate thereof or any Agent upon this guarantee or acceptance of this guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this guarantee, and all dealings between Borrower and/or PR Borrower, as applicable, and the Issuing Lender, Lenders, Affiliate thereof and Agents shall likewise be conclusively presumed to have been had or consummated in reliance upon this guarantee. This guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by the Issuing Lender, Lenders, Affiliate thereof and Agents, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Issuing Lender, Lenders, Affiliate thereof or Agents or any other Person at any time of any right or remedy against Borrower and/or PR Borrower, as applicable, or against any other Person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Lenders, and their respective successors and assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding.

     6.03. Reinstatement. The obligations of the Guarantors under this Section 6 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower and/or PR Borrower, as applicable, in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise. The Guarantors jointly and severally agree that they will indemnify the Issuing Lender, each Agent and each Lender or Affiliate thereof on demand for all reasonable costs and expenses (including reasonable fees of counsel) incurred by the Issuing Lender, such Agent or such Lender or Affiliate thereof in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law, other than any costs or expenses resulting from the gross negligence or bad faith of such Creditor.

     6.04. Subrogation; Subordination. Each Guarantor hereby agrees that until the indefeasible payment and satisfaction in full in cash of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 6.01, whether by subrogation or otherwise, against Borrower, PR Borrower or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. The payment of any amounts due with respect to any indebtedness of Borrower, PR Borrower or any other Guarantor now or hereafter owing to any Guarantor by reason of any payment by such Guarantor under the Guarantee in this
Section 6 is hereby subordinated to the prior indefeasible payment in full in cash of the Guaranteed Obligations. Each Guarantor agrees that it will not demand, sue for or otherwise attempt to collect any such indebtedness of Borrower or PR Borrower to such Guarantor until the Obligations shall have been indefeasibly paid in full in cash. If, notwithstanding the foregoing sentence, any Guarantor shall prior to the indefeasible payment in full in cash of the Guaranteed Obligations collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Guarantor as trustee for Agents, the Issuing Lender and the Lenders and Affiliates thereof and be paid over to Administrative Agent on account of the Guaranteed Obligations without affecting in any manner the liability of such Guarantor under the other provisions of the guaranty contained herein.

     6.05. Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of Borrower and PR Borrower under this Agreement and the Notes may be declared to be forthwith due and payable as provided in Section 10 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 10) for purposes of Section 6.01, notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Borrower or PR Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Borrower or PR Borrower, as applicable) shall forthwith become due and payable by the Guarantors for purposes of Section 6.01.

     6.06. Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Section 6 constitutes an instrument for the payment of money, and consents and agrees that any Lender or Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR Section 3213.

     6.07. Continuing Guarantee. The guarantee in this Section 6 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

     6.08. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state, Federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 6.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 6.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Lender, any Agent or any other Person, be

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

automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

     Section 7. Conditions Precedent.

     7.01. All Extensions of Credit. The obligation of the Lenders to make any Loan or otherwise extend any credit to Borrower or PR Borrower upon the occasion of each borrowing or other extension of credit (whether by making a Loan or issuing a Letter of Credit) hereunder is subject to the conditions precedent that:

          (i) No Default or Event of Default; Representations and Warranties True. Both immediately prior to the making of such Loan or other extension of credit and also after giving pro forma effect thereto and to the intended use thereof:

               (a) no Default or Event of Default shall have occurred and be continuing; and

               (b) the  representations  and warranties  made by the Obligors in
          Section 8, and by each Obligor in each of the other Credit Documents to which it is a party, shall be true and complete in all material respects on and as of the date of the making of such Loan or other extension of credit with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          (ii) No Legal Bar. The Loans and the use of proceeds thereof shall not contravene, violate or conflict with, nor involve any Lender in a violation of, any law, rule, injunction, or regulation or determination of any court of law or other Governmental Authority.

          (iii) No Material Adverse Effect. There shall not have occurred any Material Adverse Effect.

          (iv) Indenture Compliance. Such Loan or other extension of credit shall be permitted under the debt incurrence test specified under each of the Senior Subordinated Notes Financing Documents, the Parent Financing Documents and, if issued, the Additional Senior Subordinated Notes Documents or there shall be another provision in such documents under which such Loan or other extension of credit is expressly permitted.

          (v) Notice of Borrowing. Administrative Agent shall have received a Notice of Borrowing duly completed and complying with Section 4.05.

     Each Notice of Borrowing or request for the issuance of a Letter of Credit by Borrower or PR Borrower (as the case may be) hereunder shall constitute a certification by Borrower to the effect set forth in clauses (i) through (iv) above as of the date of such borrowing or issuance.

     Each notice submitted by Borrower or PR Borrower (as the case may be) hereunder for an extension of credit hereunder shall constitute a representation and warranty by Borrower or PR Borrower (as the case may be), as of the date of such notice and as of the relevant borrowing date or date of issuance of a Letter of Credit, as applicable, that the conditions in this Section 7.01 have been satisfied or waived in accordance with the terms hereof.

     7.02. Determinations Under Section 7. For purposes of determining compliance with the conditions specified in Section 7.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the date that Borrower or PR Borrower (as the case may be), by notice to the Lenders, designates as the proposed date of the extension of credit, specifying its objection thereto.

     Section 8. Representations and Warranties. Each Obligor represents and warrants to the Creditors that at and as of each Funding Date (in each case

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

immediately before and immediately after giving effect to the transactions to occur on such date (including, with respect to the Effectiveness Date, the Transactions)):

     8.01. Corporate Existence. Each Company: (a) is a corporation, partnership, limited liability company or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power and authority, and has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and, in the case of clauses (a), (b) and (c) where the failure thereof individually or in the aggregate is reasonably likely to have a Material Adverse Effect.

     8.02. Financial Condition; Etc. (a) Borrower has heretofore delivered to the Lenders (A) the audited consolidated balance sheets of Parent and its Subsidiaries as of May 31, 1997, May 31, 1998 and May 31, 1999, and the related statements of earnings, changes in stockholders' equity and cash flows for the fiscal years ended on those dates, together with reports thereon by Deloitte & Touche LLP, certified public accountants, and (B) the unaudited consolidated balance sheet of Parent and its Subsidiaries as of November 30, 1999, and the related statements of earnings and cash flows for the fiscal period ended on November 30, 1999. All of said financial statements, including in each case the related schedules and notes, are true, complete and correct and have been prepared in accordance with GAAP consistently applied and present fairly the financial position of Parent and its Subsidiaries as of the respective dates of said balance sheets and the results of their operations for the respective periods covered thereby, subject (in the case of interim statements) to period-end audit adjustments.

     (b) Except as set forth in Schedule 8.02(b) or in the financial statements or other information referred to in Section 8.02(a), as of the Effectiveness Date, there are no material liabilities of any Company of any kind required to be set forth on a balance sheet or in the notes thereto prepared in accordance with GAAP, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which is reasonably likely to result in such a liability, other than:

          (i) liabilities disclosed or provided for in the Schedules hereto and the reports filed by Parent with the Commission filed prior to the Effectiveness Date;

          (ii)   liabilities   incurred  in  the  ordinary  course  of  business
     consistent with past practice since May 31, 1999, which in the aggregate are not reasonably likely to have a Material Adverse Effect; and

          (iii) liabilities under this Agreement, the Parent Financing Documents, the Senior Subordinated Notes Financing Documents or liabilities incurred in connection with the transactions contemplated or permitted hereby.

     (c) Since May 31, 1999 there has been no Material Adverse Change.

     (d) The pro forma capitalization table of Parent and its Consolidated Subsidiaries (the "Pro Forma Capitalization Table"), certified by the chief financial officer of Parent and Borrower, copies of which have been heretofore furnished to each Lender, is the capitalization table of Parent and its Consolidated Subsidiaries as of the date of the latest available balance sheet of Parent prior to the Effectiveness Date (the "Pro Forma Date"), adjusted to give effect (as if such events had occurred on such date) to the Transactions to occur on the Effectiveness Date and the application of the proceeds of all Indebtedness to be incurred on such date. The Pro Forma Capitalization Table accurately reflects in all material respects all adjustments necessary to give effect to the Transactions, was prepared based on good faith assumptions, and presents fairly in all material respects on a pro forma basis the consolidated capitalization of Parent and its Consolidated Subsidiaries as at the Pro Forma Date, adjusted as described above.

     8.03. Litigation. Except as set forth in the reports filed by Parent with the Commission prior to the date hereof or in Schedule 8.03, there is no Proceeding pending against, or to the knowledge of any Obligor threatened in writing against or affecting, any Company or any of its respective Properties before any Governmental Authority that have a reasonable likelihood of being adversely determined and that, if determined or resolved adversely to such Company in accordance with the plaintiff's demands, is reasonably likely to have a Material Adverse Effect.

     8.04. No Breach; No Default. (a) None of the execution, delivery and performance by any Obligor of any Credit Document or Transaction Document to which it is a party nor the consummation of the transactions herein and therein contemplated (including the Transactions) will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under, any Organic Document of any Company or any applicable Requirement of Law or any order, writ, injunction or decree of any Governmental Authority binding on any Company, or any term or provision of any Contractual Obligation of any Company or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation, or (iii) result in the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents) upon any Property of any Company pursuant to the terms of any such Contractual Obligation, except with respect to each of the foregoing which is not reasonably likely to have a Material Adverse Effect or which is not reasonably likely to subject any Agent, Lender or Issuing Lender to any material risk of damages or liability to third parties.

     (b) No Company is in default under or with respect to any order, award or decree of any Governmental Authority or arbitrator binding upon it or any of its Property in any respect which is reasonably likely to have a Material Adverse Effect.

     (c) No Default or Event of Default has occurred and is continuing.

     8.05. Action. Each Company has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under each Credit Document and Transaction Document to which it is a party and to consummate the transactions herein and therein contemplated; the execution, delivery and performance by each Company of each Credit Document and Transaction Document to which it is a party and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by each Obligor and constitutes, and each of the Notes and the other Credit Documents to which it is a party when executed and delivered by such Obligor (in the case of the Notes, for value) will constitute, its legal, valid and binding obligation, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors' rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     8.06. Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by any Company of the Credit Documents and the Transaction Documents to which it is a party or for the legality, validity or enforceability hereof or thereof or for the consummation of the transactions herein and therein contemplated, except for filings and recordings in respect of the Liens created pursuant to the Security Documents and except for consents, authorizations and filings that have been obtained or made and are in full force and effect or the failure of which to obtain is not reasonably likely to have a Material Adverse Effect.

     8.07. [Omitted]

     8.08. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could be reasonably likely to have a Material Adverse Effect. The present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $10.0 million the fair market value of the assets of all such underfunded Plans. Each member of the ERISA Group is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan. Using actuarial assumptions and computation methods

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

consistent with subpart 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of any of each ERISA Entity to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Multiemployer Plan, would not reasonably be expected to result in a Material Adverse Effect.

     Each Foreign Plan has been maintained in compliance in all material respects with its terms and with the requirements of any and all applicable laws, statutes, rules regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. Neither the Borrower nor any Subsidiary have incurred any material obligation in connection with the termination of or withdrawal from any Foreign Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Plan which is funded, determined as of the end of the most recently ended fiscal year of Borrower or Subsidiary on the basis of actuarial assumptions, each of which is reasonable, did not materially exceed the current value of the assets of such Foreign Plan, and for each Foreign Plan which is not funded, the obligations of such Foreign Plan are properly accrued.

     8.09. Taxes. Except as set forth in the balance sheet of Parent as of May 31, 1999, included in the Form 10-K for the fiscal year ended such date (including the notes thereto) or except as is not reasonably likely to have a Material Adverse Effect, (i) all tax returns, statements, reports and forms (including estimated Tax or information returns) (collectively, the "Tax Returns") required to be filed with any taxing authority by, or with respect to, each Company have been filed in accordance with all applicable laws; (ii) each Company has timely paid or made provision for payment of all Taxes shown as due and payable on Tax Returns that have been so filed, and, as of the time of filing, each Tax Return correctly reflected the facts regarding income, business, assets, operations, activities and the status of each Company (other than Taxes which are being contested in good faith and for which adequate reserves are reflected on such balance sheet or on other financial statements subsequently delivered hereunder) and (iii) each Company has made provision for all Taxes payable by such Company for which no Tax Return has yet been filed.

     Except as set forth on Schedule 8.09, (i) as of the Effectiveness Date, no extension of a statute of limitations relating to material Taxes is in effect with respect to any Company; (ii) no Company has ever been a member of an affiliated group of corporations within the meaning of Section 1504 of the Code other than an affiliated group of corporations of which Parent was the common parent; and (iii) except as permitted by Section 9.25, there are no material tax sharing agreements or similar arrangements (including tax indemnity arrangements) with respect to or involving any Company.

     8.10. Investment Company Act; Public Utility Holding Company Act; Other Restrictions. No Company is an "investment company", or a company "controlled" by an "investment company", within the meaning of the United States Investment Company Act of 1940, as amended. No Company is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the United States Public Utility Holding Company Act of 1935, as amended. No Obligor is subject to regulation under any law or regulation which limits its ability to incur Indebtedness, other than Regulation X of the Board of Governors of the Federal Reserve System.

     8.11. Environmental Matters. Except as disclosed in Schedule 8.11 and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (i) each Company is in compliance with and in the last five years has been in compliance with, and is not subject to liability under, any Environmental Laws applicable to it and there are no Environmental Laws, including such Laws which have been formally proposed for public comment, which would reasonably be expected to result in material expenditures by any Company, and no such Environmental Laws would reasonably be expected to interfere in any material way with current or projected operations of any Company; (ii) no Company has received notice that it or any of their respective predecessors in interest has been identified as a potentially responsible party under the United States Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any similar law of any Governmental Authority, nor has any Company received notice that any Hazardous Materials that it or any of its respective predecessors in interest has used, generated, stored, treated, handled, transported or disposed of, or arranged for disposal or treatment of, have been found at any site at which any Person is conducting or plans to conduct any action pursuant to any Environmental Law, and no Company, or to the knowledge of the Obligors, any of their respective predecessors in interest, has disposed of, arranged for the

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

disposal or treatment of, or otherwise released Hazardous Materials at any site at which any Person is conducting or plans to conduct any action under Environmental Law; (iii) no properties now or formerly owned, leased or operated by any Company or, to the knowledge of any Obligor, any of their respective predecessors in interest, are (x) listed or proposed for listing on the National Priorities List under CERCLA or (y) listed on the Comprehensive Environmental Response, Compensation and Liability Information System List promulgated pursuant to CERCLA or (z) included on any similar lists maintained by any Governmental Authority; (iv) there are no past or present events, conditions, activities, practices or actions, or any agreements, judgments, decrees or orders by which any Company is bound, which would reasonably be expected to prevent any Company's compliance with any Environmental Law, or which would reasonably be expected to give rise to any liability of any Company under any Environmental Law, including, without limitation, liability under CERCLA or any similar state or foreign laws; (v) no Lien has been asserted or recorded, or to the knowledge of the obligors, threatened, under any Environmental Law with respect to any asset, facility, inventory or property currently owned, leased or operated by any Company; (vi) there are no underground storage tanks or related piping at any property owned, operated or leased by any Company; (vii) no such tanks or related piping has been removed from such properties; and (viii) no Company is subject to any Proceeding alleging the violation of, or liability under, any Environmental Law and, to the knowledge of the Obligors, no such Proceeding is threatened.

     8.12. Environmental Investigations. As of the Effectiveness Date, all material environmental investigations, studies, audits or assessments which have been conducted and which are in the possession, custody or control of any Company relating (i) to the current or prior business, operations, facilities or Property of any Company or any of their respective predecessors in interest or
(ii) to any facility, Property or other asset now or previously owned, operated, leased or used by any Company or any of their respective predecessors in interest have been made available to Agents and the Lenders.

     8.13. Use of Proceeds. No Company is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock and no part of the proceeds of any extension of credit hereunder will be used directly or indirectly and whether immediately, incidentally or ultimately to purchase or carry any Margin Stock or to extend credit to others for such purpose or to refund Indebtedness originally incurred for such purpose. Following application of the proceeds of each extension of credit hereunder, not more than 25 percent of the value of the assets (either of Borrower or PR Borrower individually or of Borrower and its Consolidated Subsidiaries) will be Margin Stock. Borrower and PR Borrower will use the proceeds of all Loans to finance the Transactions, pay fees and expenses related thereto, and for general corporate purposes. If requested by any Lender or Administrative Agent, Borrower will furnish to Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U.

     8.14. Subsidiaries, Etc. As of the Effectiveness Date (after giving effect to the Transactions), Parent, Borrower and PR Borrower have no Subsidiaries or interests (whether direct or indirect) in partnerships, Minority Interests or business trusts other than the entities set forth on Schedule 8.14. Each Subsidiary listed on Schedule 8.14 (other than any Foreign Subsidiary or any non-operating Subsidiary, as indicated on such schedule) is a Guarantor as of the Effectiveness Date. Each of Parent, Borrower and PR Borrower owns, as of the Effectiveness Date, the percentage of the issued and outstanding Equity Interests or other evidences of the ownership of each of their respective Subsidiaries, partnerships or Minority Interests listed on Schedule 8.14 as set forth on such Schedule. No such Subsidiary, partnership or Minority Interest has issued any securities convertible into shares of its Equity Interests (or other evidence of ownership) or any Equity Rights to acquire such shares or securities convertible into such shares (or other evidence of ownership), and the outstanding stock and securities (or other evidence of ownership) of such Subsidiaries, partnerships or Minority Interests are owned by Parent, Borrower or PR Borrower, as applicable, free and clear of all Liens and Equity Rights of others of any kind whatsoever, except for Liens pursuant to the Security Documents. Parent does not have any direct equity interest in any Person other than Borrower. All Minority Interests that will be the source of Dividend Payments pursuant to Section 9.10(c)(iv) or 9.10(c)(v) are expressly identified on Schedule 8.14 (or were received as substantially equivalent value in exchange for such Minority Interests) and are owned directly by Borrower or a Qualified Subsidiary.


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

     8.15. Properties. Except as otherwise contemplated or provided in the Mortgages, the other Security Documents or this Agreement, and except for such exceptions that do not, or are not reasonably likely to, have a Material Adverse Effect, Borrower or a Subsidiary (i) has good and marketable title to all the Property reflected in the consolidated balance sheet of Borrower dated May 31, 1999, or in any later financial statements provided hereunder as being owned by Borrower or any Subsidiary (except Property sold or otherwise disposed of since the date thereof in the ordinary course of business or as otherwise not prohibited by the Credit Documents), or acquired after the date thereof, free and clear of all Liens, except (x) Permitted Liens and (y) such imperfections or irregularities of title or Liens as do not materially affect the use of the Properties subject thereto or affected thereby or otherwise materially impair business operations at such Properties and (ii) is the lessee of all leasehold estates and is in possession of the Properties purported to be leased thereunder, and to the knowledge of Borrower, each such lease is valid without default thereunder by the lessee or lessor. Title to all Property of any Company is held by such Company free and clear of all Liens except for Permitted Liens.

     Except for such exceptions that do not, or are not reasonably likely to have a Material Adverse Effect, the Properties of Borrower and the Subsidiaries, taken as a whole, are in good operating condition and repair (ordinary wear and tear excepted), and constitute all of the assets and properties which are required for the businesses and operations of Borrower and the Subsidiaries as presently conducted.

     8.16. Security Interest; Absence of Financing Statements; Etc. The Security Documents, once executed and delivered, will create, in favor of Administrative Agent for the benefit of the Issuing Lender, Lenders and Agents, as security for the obligations purported to be secured thereby, a valid and enforceable, and upon filing or recording with the appropriate Governmental Authorities and delivery of the applicable documents to Administrative Agent, perfected first priority security interest in and Lien upon all of the Collateral (and the proceeds thereof), superior to and prior to the rights of all third persons other than the holders of Permitted Liens.

     Except as set forth on Schedule 8.16 and except for Permitted Liens and the Liens created by the Security Documents, there is no currently effective financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any Lien on, or security interest in, any Property of any Company or rights thereunder.

     8.17. Licenses and Permits; Compliance with Laws. The Companies hold all governmental permits, licenses, authorizations, consents and approvals necessary for the Companies to own, lease, and operate their respective Properties and to operate their respective businesses as now being conducted (collectively, the "Permits"), except for Permits the failure of which to obtain is not reasonably likely to have a Material Adverse Effect. None of the Permits has been modified in any way that is reasonably likely to have a Material Adverse Effect. All
Permits are in full force and effect except where the failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect.

     The businesses of the Companies are not being conducted in violation of any applicable law, statute, ordinance, regulation, judgment, Permits, order, decree, concession, grant or other authorization of any governmental entity, except for violations that are not reasonably likely to have a Material Adverse Effect.

     There does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transactions, or the performance by any Company of any of its material obligations under the Credit Documents.

     8.18. True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of any Obligor to any Creditor in connection with the negotiation, preparation or delivery of this Agreement and the other Credit Documents or included herein or therein or delivered pursuant hereto or thereto or pursuant to the Information Memorandum, but in each case excluding all projections, whether prior to or after the Effectiveness Date, when taken as a whole, do not, as of the date such information was furnished, contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not materially misleading. The projections and pro forma financial information

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furnished at any time by any Obligor to any Creditor  pursuant to this Agreement have been prepared in good faith based on assumptions believed by Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount and no Obligor, however, makes any representation as to the ability of any Company to achieve the results set forth in any such projections.
Each  Obligor   understands  that  all  such  statements,   representations  and
warranties shall be deemed to have been relied upon by the Lenders as a material inducement to make each extension of credit hereunder.

     8.19. Solvency; Etc. As of the Effectiveness Date immediately prior to and immediately following the consummation of the Transactions and the extensions of credit to occur on such date each Obligor is and will be Solvent (after giving effect to Section 6.08(a)).

     8.20. Contracts. No Company is in default under any material Contractual Obligation to which it is a party or by which it is bound, nor, to Borrower's knowledge, does any condition exist that, with notice or lapse of time or both, would constitute such default, excluding in any case such defaults that are not reasonably likely to have a Material Adverse Effect. Schedule 8.20 and the Form 10-K for the fiscal year ended May 31, 1999 filed by Parent with the Commission accurately and completely list all agreements, if any, among the stockholders (or any of their Affiliates other than any Company) of Parent on the one hand and any Company on the other in effect on the date hereof. PR Borrower and each of its Subsidiaries are in compliance in all material respects with the requirements of the Facilities Agreement and the Marketing Agreements. PR Borrower and each of its Subsidiaries are in compliance in all material respects with the requirements of (and no default has occurred under) all other contracts, agreements, indentures, mortgages, leases and other instruments binding on it or its property, assets or operations the violation of which could have a Material Adverse Effect.

     8.21. Labor Matters. Except as set forth in Schedule 8.21, there are no strikes or other labor disputes against any Company pending or, to the knowledge of Borrower, threatened which are reasonably likely to have a Material Adverse Effect.

     8.22. FCC Matters and Governmental Matters. (a) Each Company holds all licenses, permits and other authorizations issued by the FCC or any other Communications Regulatory Authority (the "Licenses") that are required for the operations and businesses of the Companies as they are operated on any applicable date on which a Loan is made or a Letter of Credit is issued hereunder, in each case where the failure to hold a License, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. Without limiting the foregoing, each Company has received all necessary authorizations from the FAA for all existing towers that are part of the cellular or microwave systems operated by the Companies and for any facilities the construction of which have been approved by the FCC or of which applications or notifications have been filed for such approval in each case where the failure to obtain such authorization, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

     (b) Schedule 8.22(b) sets forth, as of the Effectiveness Date, the expiration date for each of the Licenses held by any Company.

     (c) The Licenses are valid and in full force and effect, unimpaired by any condition or restriction or any act or omission by any Company which is reasonably likely to have a Material Adverse Effect. Except as is not reasonably likely to have a Material Adverse Effect, there are no modifications, amendments, applications, revocations, or other proceedings, or complaints pending or, to the knowledge of Borrower, threatened, with respect to the Licenses (other than proceedings that apply to the cellular industry generally). Except as is not reasonably likely to have a Material Adverse Effect, all fees due and payable to the FCC or any other Communications Regulatory Authority have been paid and no event has occurred which, with or without the giving of notice or lapse of time or both, would constitute grounds for revocation or modification of any Licenses. Borrower does not conduct any microwave operations on frequencies that are subject to relocation under the FCC's rules, except as is not reasonably likely to result in a Material Adverse Effect.

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


     (d) Except where a lack of compliance is not reasonably likely to have a Material Adverse Effect, (i) all reports required by the Communications Act or required to be filed with the FCC or any other Communications Regulatory Authority by any Company have been filed and are accurate and complete in all material respects and (ii) all reports required to be filed by each Company with all other governmental or administrative authorities, federal, state and local, have been filed and are accurate and complete in all material respects.

     (e) Except where a lack of compliance is not reasonably likely to have a Material Adverse Effect, each Company is in compliance with, and their Systems have been operated in compliance with, the Communications Act and the rules, regulations, policies and orders of the relevant state public utilities commissions and the FAA, including, without limitation, the FCC's time and coverage requirements of 47 C.F.R. 22.142, 22.911, 22.912 and 22.946 (the
"Statutes"). Except as is not reasonably likely to result in a Material Adverse Effect, no Company has received any written notice to the effect, or otherwise been advised in writing, that they are not in compliance with any Statutes and do not have any reason to anticipate that any presently existing circumstances are reasonably likely to result in violations of any Statutes.

     (f) No Company has engaged in any course of conduct that is reasonably likely to impair the ability of any Company to be the holder of the Licenses or is aware of any reason why the Licenses might not be renewed in the ordinary course, why any of the Licenses might be revoked, or why any pending applications or notifications might not be approved, in each case where the failure to hold a License, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect.

     8.23. Subordinated Notes. Each of Parent and Borrower has provided to Agents on the Original Closing Date true, complete and correct copies of the Parent Financing Documents and the Senior Subordinated Notes Financing Documents, respectively. All the representations and warranties in the Parent Financing Documents and the Senior Subordinated Notes Financing Documents were true and correct in all material respects on and as of the date made. The Parent Subordinated Notes and the Senior Subordinated Notes and, if issued, the Additional Senior Subordinated Notes and the Parent Refinanced Notes when both are issued and sold, will either (a) have been registered or qualified under applicable federal and state securities laws or (b) be exempt therefrom. The offering documents for the issuance and sale of the Senior Subordinated Notes and (if issued) the Additional Senior Subordinated Notes and the Parent Refinanced Notes, as of its respective date, did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading (it being understood that no representation or warranty is being made with respect to information in respect of the initial purchasers thereof expressly provided by them for inclusion therein).

     8.24. Year 2000. Each Company has reviewed their operations with a view to assessing whether their business or operations will, in the receipt, transmissions, processing, manipulation, storage, retrieval, retransmission or other utilization of data, be vulnerable to any significant risk that computer hardware, software or any equipment containing embedded microchips used in their business or operations will not in the case of dates or time periods occurring after December 31, 1999 function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000. In addition each Company has obtained assurances from their respective third party billing providers and their respective principal sources of cellular equipment that they are addressing the potential problems of the Year 2000. No Company has reason to believe that the risks associated with the Year 2000 issue are reasonably likely to have a Material Adverse Effect.

     Section 9. Covenants. Each Obligor, for itself and on behalf of its Subsidiaries, covenants and agrees with the Creditors that, so long as any Commitment, Loan or Letter of Credit Liability is outstanding and until payment in full of all amounts payable by Borrower and PR Borrower hereunder:

     9.01.   Financial   Statements,   Etc.  The  Companies   shall  deliver  to
Administrative Agent and each of the Lenders:

     (a) Quarterly Financials. As soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each

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fiscal  year  beginning  with the  fiscal  quarter  ending  November  30,  1998, consolidated statements of operations, cash flows and stockholders' equity of Borrower and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of Borrower and its Consolidated
Subsidiaries as at the end of such period, setting forth in each case in comparative form (i) the corresponding consolidated statements of operations, cash flows and stockholders' equity for the corresponding period in the preceding fiscal year to the extent such financial statements are available and
(ii) the corresponding budget or plan for such period, accompanied by a certificate of a Responsible Officer of Borrower, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition, results of operations and cash flows of Borrower and its Consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

     (b) Annual Financials. As soon as available and in any event within 90 days after the end of each fiscal year, (I) consolidated statements of operations, cash flows and stockholders' equity of Borrower and its Consolidated Subsidiaries for such year and the related consolidated balance sheet of Borrower and its Consolidated Subsidiaries as at the end of such year, setting forth in each case in comparative form (i) the corresponding consolidated information as of the end of and for the preceding fiscal year to the extent such financial statements are available and (ii) the corresponding budget or plan for such period, and accompanied by an opinion, without a going concern or similar qualification or exception as to scope, thereon of Deloitte & Touche LLP or other independent certified public accountants of recognized national standing reasonably acceptable to Co-Syndication Agents and the Majority Lenders, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition, results of operations and cash flows of Borrower and its Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, consistently applied; and (II) consolidating statements of operations of Borrower and its Consolidated
Subsidiaries for such year and the related consolidating balance sheet of Borrower and its Consolidated Subsidiaries as at the end of such year, setting forth in each case in comparative form (i) the corresponding consolidating information as of the end of and for the preceding fiscal year to the extent such financial statements are available and (ii) the corresponding budget or plan for such period; Borrower shall supply such additional information and detail as to any item or items contained in any such statement that Lenders may reasonably require; all such financial statements will be prepared in accordance with GAAP consistently applied;

     (c) Compliance Certificate; Performance Certificate.

     (i) concurrently with the delivery of the financial statements referred to in Section 9.01(b), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Event of Default relating to the Financial Maintenance Covenants, except as specified in such certificate;

     (ii) at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, (1) a certificate of a senior financial officer of Borrower (I) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Companies have taken and proposes to take with respect thereto) and (II) setting forth in reasonable detail the computations necessary to determine whether each Company is in compliance with
Section 9.11 as of the end of the respective quarterly fiscal period or fiscal year, (2) to the extent not previously disclosed to Administrative Agent, a listing of any state within the United States where any Obligor keeps inventory or equipment and of any material licenses arising under the laws of the United States (or any jurisdiction therein) acquired by any Obligor since the date of the most recent list delivered pursuant to this clause (2) (or, in the case of the first such list so delivered, since the Original Closing Date), and (3) any final accountants' management letters delivered by the independent certified public accountants reporting on such financial statements to Borrower or any Subsidiary; and

     (iii) at the time the financial statements are furnished pursuant to Section (A) 9.01(a), an Officers' Certificate, setting forth the Specified
Wireless System Information on a consolidated basis for Borrower and the Consolidated Subsidiaries for the fiscal quarter covered by such financial

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

statements, and (B) 9.01(b), an Officers' Certificate setting forth the Specified Wireless System Information (i) on a consolidated basis for Borrower and the Consolidated Subsidiaries and (ii) for each cluster of Cellular Systems, PCS Systems and SMR Systems owned by Borrower or any Subsidiary with combined Net Pops at such date for all such Cellular Systems, PCS Systems and SMR Systems (as the case may be) of 1,000,000 or more, in each case clause (i) and (ii) for the fiscal year covered by such financial statements;

     (d) Other Financial Information. Promptly upon delivery thereof to the holders of any debt securities or the stockholders of any Company generally, copies of all financial statements and reports and proxy statements so delivered, and at the time the same are filed, copies of all financial statements and reports which Borrower, PR Borrower or Parent may make to or file with the Commission or any successor or analogous Governmental Authority;

     (e) Interest Rate Certificates. Together with the financial statements delivered pursuant to clause (a) or (b) of this Section 9.01, an Interest Rate Certificate;

     (f) Notice of Default. Promptly after any Company knows or has reason to believe that any Default has occurred or that any Company is in default of any material term or provision of the Senior Subordinated Notes Financing Documents, Parent Financing Documents, Additional Senior Subordinated Notes Documents or any other agreement or instrument relating to or evidencing material Indebtedness, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Companies have taken and propose to take with respect thereto;

     (g) Environmental Matters. Written notice of any Environmental Claim materially affecting any Company, any Mortgaged Real Property or the operations of any Company and any notice from any Person of (i) the occurrence of any release, spill or discharge of any Hazardous Material that is reportable under any Environmental Law, (ii) the commencement of any clean-up pursuant to or in accordance with any Environmental Law of any Hazardous Material at, on, under or within the Mortgaged Real Property or any part thereof, (iii) any matters relating to Hazardous Materials or Environmental Laws that may impair, or threaten to impair, Lenders' security interest in the Mortgaged Real Property or any Obligor's ability to perform any of its obligations under this Agreement when such performance is due or (iv) any other condition, circumstance, occurrence or event which is reasonably likely to have a Material Adverse Effect;

     (h) Auditors' Reports. Promptly upon receipt thereof, copies of all annual, interim or special reports submitted to any Company by independent certified public accountants in connection with each annual, interim or special audit of such Company's books made by such accountants, including, without limitation, any management letter commenting on any Company's internal controls submitted by such accountants to management in connection with their annual audit;

     (i) Annual Budgets. As soon as practicable and in any event within 60 days after the beginning of each fiscal year of Borrower a consolidated plan and financial forecast for such fiscal year, including without limitation (a) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Borrower and the Subsidiaries for such fiscal year, together with calculations demonstrating pro forma compliance for such fiscal year with Section 9.11 and an explanation of the assumptions on which such forecasts are based and (b) forecasted consolidated statements of income and cash flows of Borrower and the Subsidiaries for each quarter of each such fiscal year, together with an explanation of the assumptions on which such forecasts are based;

     (j) Lien Matters. Written notice of (1) the incurrence of any material Lien (other than Permitted Liens and other Liens expressly permitted by the terms of the applicable Security Document) on, or material claim asserted against any of the Collateral or (2) the occurrence of any other event which is reasonably likely to materially adversely affect the aggregate value of the Collateral;

     (k) Notice of Material Adverse Effect. Written notice of the occurrence of any Material Adverse Effect or any event or condition which is reasonably likely to result in any Material Adverse Effect;

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


     (l) Governmental Filings and Notices. Promptly upon request by Administrative Agent, copies of any other material reports or documents that were filed by any Company with any Governmental Agency relating to the acquisition or maintenance of a material license including, but not limited to, the FCC or any other Communications Regulatory Authority and copies of any and all material notices and other material communications from any Federal, state or local Governmental Authority with respect to any Company;

     (m) ERISA Information. Promptly upon the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, is reasonably likely to result in liability to the Companies in an aggregate amount exceeding $5,000,000, a written notice specifying the nature thereof, what action the Borrower, its Subsidiaries or other ERISA Entity have taken, are taking or propose to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service, Department of Labor, PBGC or Multiemployer Plan sponsor with respect thereto;

     (n) ERISA Filings, Etc. Upon request by the Administrative Agent, copies of: (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Borrower, its Subsidiaries or ERISA Affiliate with the Internal Revenue Service with respect to each Plan; (ii) the most recent actuarial valuation report for each Plan; (iii) all notices received by Borrower or any of its Subsidiaries or ERISA Affiliates from a Mutiemployer Plan sponsor or any governmental agency concerning an ERISA Event; and (iv) such other documents or governmental reports or filings relating to any Employee Benefit Plan as the Administrative Agent shall reasonably request;

     (o) FCC Notices; Notice of Certain Information Regarding Permitted Acquisitions. Promptly upon (1) receipt thereof, copies of any material adverse notice or reports regarding any Company from the FCC, the PRPSC, the PRTRB or any other Communications Regulatory Authority, (2) receipt of notice of (A) any forfeiture, non-renewal, cancellation, termination, revocation, suspension, impairment or material adverse modification of any material License held by any Company, or any notice of default or forfeiture with respect to any such License, or (B) any refusal by any Communications Regulatory Authority to renew or extend any material license, permit, certification or other authorization (including any License) held by any Company, an Officers' Certificate specifying the nature of such event, the period of existence thereof, and what action the Companies are taking and propose to take with respect thereto, and (3) the consummation of any Permitted Acquisition involving aggregate Acquisition Consideration and projected Investments in excess of $50.0 million, a written notice setting forth with respect to the business acquired, all of the data required to be set forth in Schedule 8.22(b) with respect to such business and the Licenses and any other licenses, permits, certifications and other authorizations from any other Communications Regulatory Authority required in connection with the operation of such business (as if the date of consummation of such Permitted Acquisition were the Effectiveness Date);

     (p) Name and Location Changes; New Subsidiaries. Prompt written notice to the Administrative Agent of the creation or acquisition of any Subsidiary and, with respect to each Obligor, prompt written notice to the Administrative Agent of any change (i) in such Company's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of such Obligor's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in such Company's identity or corporate structure, (iv) resulting in any tangible Collateral being located in any jurisdiction in which a financing statement must be, but has not been, filed in order to perfect Administrative Agent's Liens, or (v) in such Company's Federal Taxpayer
Identification Number (to the extent applicable); each Company will not effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interests in all the Collateral; and

     (q) Miscellaneous. Promptly, such financial and other information with respect to any Company as any Creditor may from time to time reasonably request.


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     9.02. Litigation, Etc. Borrower shall promptly give to Administrative Agent and each Lender notice of all Proceedings, and (except to the extent that any such notice would, in the reasonable opinion of outside counsel to Borrower, waive attorney client privilege) any material development thereof, affecting any Company, except Proceedings which are not reasonably likely to have a Material Adverse Effect.

     9.03. Existence; Compliance with Law; Payment of Taxes; Inspection Rights; Performance of Obligations; Etc. Each Company shall (i) preserve and maintain its legal existence and all of its material rights, privileges and franchises;
provided, however, that nothing in this Section 9.03 shall prohibit any transaction expressly permitted under Section 9.06, (ii) except as is not reasonably likely to have a Material Adverse Effect, comply with the requirements of all applicable laws, rules, regulations and orders of
Governmental Authorities, (iii) except as is not reasonably likely to have a Material Adverse Effect, timely file true, accurate and complete tax returns required by all Governmental Authorities and pay and discharge all Taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which any material penalties attach thereto (except for any such Tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with
GAAP); (iv) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted, except to the extent that the failure to do so with respect to any such Property is not reasonably likely to have a Material Adverse Effect; (v) permit representatives of any Creditor during normal business hours and, except during the existence of any Default, upon reasonable prior notice, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers and employees, all to the extent reasonably requested by such Creditor; (vi) upon reasonable notice, allow, with the presence of Borrower if Borrower so elects to participate, and subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract, a Co-Syndication Agent, Administrative Agent or any representative chosen by the Majority Lenders to consult with Borrower's independent public accountants and auditors with respect to the financial affairs of the Companies and authorize such accountants to disclose to such Co-Syndication Agent, Administrative Agent or any representative chosen by the Majority Lenders and the Lenders (and such Co-Syndication Agent, Administrative Agent or representative to the Creditors) any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Companies; at the request of a Co-Syndication Agent, Administrative Agent or any representative chosen by the Majority Lenders, Borrower shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 9.03(vi); (vii) perform in all material respects all of its Contractual Obligations, except where such failure to so perform, singly or in the aggregate with all other such failures, is not reasonably likely to have a Material Adverse Effect; and (viii) keep proper books of record and accounts, in which full and correct entries shall be made of all financial transactions and the Property and business of each Company in accordance with GAAP in effect from time to time or as otherwise required by applicable rules and regulations of any Governmental Authority having jurisdiction over such Company.

     9.04. Insurance. (A) Each Company shall maintain, with financially sound and reputable insurers, insurance of the kinds and in the amounts customarily insured against by companies engaged in the same or similar business and similarly situated (including business interruption insurance). Each Company shall pay all insurance premiums payable by it as and when due.

     (B) All policies of insurance required to be maintained by any Company must name Administrative Agent on behalf of Issuing Lender, Lenders and Agents, as mortgagees (in the case of property insurance) or additional insured (in the case of liability insurance), as applicable, or certificate holder (in the case of workers' compensation insurance) and must provide that no cancellation, non-renewal or modification (including reduced coverage) of the policies will be made without thirty days' prior written notice to Administrative Agent and if the insurance carrier shall have received written notice from Administrative Agent of the occurrence and continuance of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to any Company under such policies (other than directors' and officers' liability insurance policies and other than proceeds of liability policies which a Company will distribute to a third party in respect of an insured claim of such party) directly to Administrative Agent.


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

     (C) The Obligors shall give immediate written notice of any loss in excess of $10.0 million to the insurance carrier and to Administrative Agent.

     (D) If at any time the area in which any Mortgaged Real Property is located is designated (i) a "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency (or any successor agency), Borrower shall obtain flood insurance in such total amount as Administrative Agent or the Majority Lenders may from time to time require, and otherwise comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973, as amended from time to time, or (ii) a "Zone 1" area, Borrower shall obtain earthquake insurance in such total amount as Administrative Agent or the Majority Lenders may require.

     9.05. Limitation on Lines of Business; Limitation on Activity of License Subsidiaries; Limitation on Management Agreements. No Company shall directly or indirectly, engage to any material extent in any line or lines of business activity other than the business of the type conducted by the Companies, respectively, as of the Effectiveness Date, any business in telecommunications or cable television, or any business related, ancillary or complementary thereto. No License Subsidiary shall engage in any business or incur any liabilities other than the ownership of its Licenses and the execution, delivery and performance of the Credit Documents to which it is a party, activities incidental to the foregoing and other de minimis liabilities and activities, except that License Subsidiaries in Puerto Rico may have a limited number of employees and de minimis liabilities and activities as contemplated by Borrower as of the Effectiveness Date. No Company shall, directly or indirectly, enter into any management or similar agreement with any Person other than with any one or more Principal Investors and Investor Affiliates (other than (i) employment or consulting agreements entered into in the ordinary course of business, (ii) such agreements entered into with holders of substantial minority interests in Non-Qualified Subsidiaries operating in Caribbean nations (other than Puerto
Rico) which do not confer voting control of such Subsidiaries on such minority holders and (iii) operating and management agreements with respect to Minority Interests).

     9.06. Limitation on Fundamental Changes, Acquisitions or Dispositions. No Company shall, directly or indirectly, in a single transaction or series of transactions, (1) merge, consolidate or amalgamate with or into any Person (other than pursuant to the Reorganization), or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (2) effect any Acquisition, or (3) effect any Disposition (or agree to do any of the foregoing).
Notwithstanding the foregoing provisions of this Section 9.06, each of the following shall be permitted if and to the extent complying with the Parent Financing Documents, the Senior Subordinated Notes Financing Documents and the Additional Senior Subordinated Notes Documents (and any Permitted Refinancing of any thereof) as from time to time in effect (if then in effect):

          (a) purchases and sales of Property (other than business units) in the ordinary course of business;

          (b) the pledge of the Collateral pursuant to the Security Documents and the incurrence of any Permitted Lien;

          (c) the merger, consolidation, dissolution or liquidation of (1) any Subsidiary with or into (i) Borrower or PR Borrower if Borrower or PR Borrower shall be the continuing or surviving corporation or (ii) any Qualified Subsidiary (other than PR Borrower) if a Qualified Subsidiary shall be the continuing or surviving corporation, (2) in any transaction in which no person other than Borrower, PR Borrower or a Qualified Subsidiary receives any consideration, any Subsidiary that is not a Qualified Subsidiary with or into any Qualified Subsidiary, and (3) any Subsidiary that is not a Qualified Subsidiary with or into any other Subsidiary that is not a Qualified Subsidiary;

          (d) Dispositions by any Company to Borrower or to any Qualified Subsidiary or by any Subsidiary that is not a Qualified Subsidiary to any other Subsidiary that is not a Qualified Subsidiary;

          (e) Dispositions of used, worn out, obsolete or surplus Property by any Company in the ordinary course of business; provided, however, that the proceeds thereof shall be reinvested in the business of Borrower or any Subsidiary within one year of such Disposition;

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


          (f) sale or discount, in each case without recourse, of accounts receivable past due arising in the ordinary course of business, but only in connection with the compromise or collection thereof; provided, however, that in no event may any Company enter into any factoring or securitization program with respect to receivables;

          (g) Borrower or any Subsidiary may effect any Disposition (other than any Disposition of Equity Interests in Borrower (other than Equity Interests acquired by Parent and duly pledged under the Security Agreement) or, except as permitted by Section 9.06(q), PR Borrower or any direct parent thereof) for fair market value provided that (1) the aggregate book value of all assets subject to such Dispositions does not exceed at any time for all such Dispositions since the Effectiveness Date for Borrower and the Subsidiaries in the aggregate 10% of total consolidated assets of the Borrower and the Subsidiaries immediately prior to giving effect to such Disposition and (2) the assets and operations subject to all such Dispositions consummated in any fiscal year shall not have accounted for more than 10% of Operating Cash Flow for the immediately preceding fiscal year; provided further, however, that not less than 80% of the consideration received in respect of such Disposition is paid in cash or cash equivalents and the Net Available Proceeds therefrom are applied as specified in Section 2.10(a)(iv) to prepay Loans or to be reinvested in other property usable or useful in the business of the Borrower and its Subsidiaries (and if such Disposition is of or by a Qualified Subsidiary, such reinvestment shall be made in an Obligor or shall be counted against and be subject to the limits set forth in Sections 9.06 and 9.09); it is expressly understood that dispositions that are part of swap transactions are permitted under this Section 9.06(g) subject to satisfaction of the foregoing requirements and subject to the final paragraph of this Section 9.06;

          (h) Acquisitions by Borrower or any Qualified Subsidiary of all or substantially all the assets of, or Equity Interests in an amount sufficient to make such Person a Wholly Owned Subsidiary in, a Person or division or business unit engaged in a line or lines of business permitted by Section 9.05 if, immediately after giving effect thereto:

          (i) no Default then exists or would result therefrom;

          (ii) after giving pro forma effect in accordance with GAAP to such Acquisition, Borrower shall be in compliance with all covenants set forth in Section 9.11 as of the Test Date immediately prior to the consummation thereof (assuming, for purposes of Section 9.11, that such Acquisition, and all other Permitted Acquisitions consummated since the first day of the relevant measurement period for each financial covenant set forth in
     Section 9.11 ending on or prior to the date of such Acquisition, had occurred on the first day of such relevant measurement period) and, if such Acquisition involves aggregate Acquisition Consideration and projected Investments in an amount greater than $50.0 million, Borrower shall have delivered to Co-Syndication Agents, Administrative Agent and the Lenders not later than three Business Days prior to the consummation of such Acquisition an Officers' Certificate certifying that such Acquisition complies with this Section 9.06(h) (which shall have attached thereto backup data and calculations showing such compliance in such detail as the Co-Syndication Agents and the Administrative Agent may from time to time reasonably request);

          (iii) the Properties acquired in connection with any such Acquisition shall be free and clear of any Liens, other than Permitted Liens;

          (iv) the board of directors of the acquired Person shall not have indicated privately at the time of consummation of the Acquisition to any Company or publicly its opposition to the consummation of such Acquisition;

          (v) such Acquisition shall be effected through Borrower or a Qualified Subsidiary and the Person or business acquired shall at the time of consummation of such Acquisition be merged or combined or consolidated with or into a Qualified Subsidiary or shall be at the time of consummation thereof a Qualified Subsidiary and all actions required to be taken with respect to any assets or Person acquired in such acquisition under Sections
     9.12 and 9.20 shall have been taken;

          (vi) prior to the completion of any such Acquisition, Borrower shall, and shall cause its Subsidiaries to, obtain material approvals and consents

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

     of all Governmental Authorities and all material consents of other Persons (including without limitation the FCC and each other Communications
     Regulatory Authority), in each case that are necessary or advisable in connection with the transfer of any Licenses and the continued operation of the System or business being acquired in substantially the manner proposed to be conducted following the consummation of such Acquisition; and

          (vii) contemporaneously with or as soon as practicable after the completion of any such Acquisition, Borrower shall, and shall cause its Subsidiaries to, transfer to a License Subsidiary any Licenses acquired in connection with such Acquisition (other than Licenses on which the Lenders shall have an enforceable first priority perfected Lien and on which no other Person shall have any Lien); it is expressly understood that Acquisitions that are part of swap transactions are permitted under this
     Section 9.06(h) subject to the satisfaction of the foregoing requirements with respect to such Acquisition and subject to the final paragraph of this
     Section 9.06;

          (i) the Acquisition of the Puerto Rico cable television assets of Pegasus Communications Corp. on substantially the terms contemplated by the Information Memorandum for aggregate Acquisition Consideration not to exceed $180.0 million;

          (j) transfers resulting from any casualty or condemnation of Property;

          (k) licenses or sublicenses by any Company of software, trademarks and other intellectual property and general intangible and leases, licenses or subleases of other property in the ordinary course of business and which do not materially interfere with the business of any Company;

          (l) any consignment arrangements or similar arrangements for the sale of assets in the ordinary course of business of any Company;

          (m)  the  liquidation  in  the  ordinary  course  of  business  of (A)
     Permitted   Investments  and  (B)  Investments  made  pursuant  to  Section
     9.09(A)(a);

          (n) the Acquisition of All America Cables and Radio, Inc. and related assets on substantially the terms contemplated by the Information
     Memorandum for aggregate Acquisition Consideration not to exceed $30.0 million plus assumed Indebtedness that is in compliance with the last paragraph of Section 9.08;

          (o) Acquisitions or investments in joint ventures or Minority Interests not otherwise permitted hereunder by Borrower or any Subsidiary; provided, however, that (1) the sole consideration provided therefor by any Company consists of (A) common Equity Interests of Parent or the proceeds of any common Equity Interests of Parent and/or (B) other Acquisition Consideration and Investments in an aggregate amount for such Acquisition or Investment that when taken together with the aggregate amount of the Acquisition Consideration for all the Acquisitions and investment consideration for all Investments consummated under this Section 9.06(o) and the aggregate amount of all Investments made under Section 9.09(A)(m) since the Effectiveness Date shall not exceed (net of return of capital of (but not return on) any such Acquisition Consideration or Investment)
     $250.0 million, provided that the aggregate amount of such Acquisition Consideration and Investments as of any date after the first anniversary of the Effectiveness Date shall not exceed the lesser of (i) $250.0 million and (ii) an amount equal to the sum of (I) $125.0 million plus (II) the aggregate amount of such Acquisition Consideration and Investments outstanding as of such first anniversary of the Effectiveness Date, plus
     (III) the aggregate amount of Acquisition Consideration and Investments that the Borrower or any Subsidiaries are obligated to pay or make after such first anniversary pursuant to contractual commitments to third parties existing on such first anniversary that were entered into in connection with an Acquisition or Investment partially effected prior to such first anniversary (provided that the amount referred to in this clause (III) shall only be available to make such Acquisitions or Investments pursuant to such commitments), in each case net of return of capital of (but not return on) any such Acquisition Consideration and Investments, and (2) such Acquisition shall comply with each of clauses (i), (ii), (iii), (iv), and
     (vi) of Section 9.06(h) (with references therein to Section 9.06(h) being deemed references to this Section 9.06(o)) and Section 9.20; and provided further that (x) in the event that after any Acquisition of or Investment

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

     in any such Subsidiary or Person all the requirements of Section 9.06(h) shall have been satisfied for such Subsidiary or Person, compliance with the limits set forth in this Section 9.06(o) and in Section 9.09(A)(m) shall be determined without including any Acquisition Consideration for or Investment in such Person or Subsidiary previously made in reliance on this
     Section 9.06(o) or Section 9.09(A)(m) and (y) the aggregate amount of such Acquisition Consideration and Investments outstanding at any time that are attributable to Minority Investments shall not exceed $50.0 million, in each case net of return of capital of (but not return on) any such Acquisition Consideration and Investments; it is expressly understood that acquisitions or investments that are part of swap transactions are permitted under this Section 9.06(o) subject to the satisfaction of the foregoing requirements with respect to such acquisition or investment and subject to the final paragraph of this Section 9.06;

          (p) Sale and Leaseback Transactions permitted by Section 9.08(o);

          (q) Borrower and the Subsidiaries may effect the sale of Equity Interests of PR Borrower or Centennial Caribbean Holding Corp. in any public offering of shares so long as (1) after giving effect thereto, Borrower owns directly or indirectly not less than 80% of the Equity Interests then outstanding in such Subsidiary and (2) the Net Available Proceeds thereof are applied as required by Section 2.10(a)(iv); and

         (r)  any Investment expressly permitted under Section 9.09.

For purposes of clarification, the lease of cell sites owned by any Company shall not be prohibited hereunder. Subject to Section 12.04, to the extent the Majority Lenders waive the provisions of this Section 9.06 with respect to the sale or other disposition of any Collateral or property, or any Collateral or property is sold or otherwise disposed of as permitted by this Section 9.06 (other than to any Obligor), (x) such Collateral in each case shall be sold or otherwise disposed of free and clear of the Liens created by the Security Documents and Administrative Agent shall take such actions as are appropriate in connection therewith and (y) in the event that the Collateral or property sold or disposed of consists of all the Equity Interests of a Subsidiary owned by the Companies, such Subsidiary shall be released from all its obligations under the Credit Documents and the Administrative Agent shall take such actions as are appropriate in connection therewith.

For purposes of clarification, it is understood and agreed that swap transactions in which the Companies acquire or dispose of Subsidiaries and other interests are permitted within the requirements of this Section 9.06 and that the following rules shall apply to swap transactions for purposes of determining compliance with the above provisions:

          (i) if the acquired swapped business or businesses or interests constitute a Permitted Acquisition under Section 9.06(h), the book value of the assets disposed of for purposes of Section 9.06(g) in respect of the Disposition shall be deemed to consist solely of the assets received by the Companies other than such acquired swapped businesses or interests; and

          (ii) if the acquired swapped business or businesses or interests do not constitute a Permitted Acquisition under Section 9.06(h), (A) the Acquisition Consideration therefor for purposes of Section 9.06(o) shall be deemed to be the fair market value of all the consideration given by the Companies less any part of such consideration consisting of a Non-Qualified Subsidiary or Minority Interest or the assets thereof and less the amount of any cash consideration received by the Companies in such swap and less the fair market value of all other assets (other than Non-Qualified Subsidiaries, Minority Interests and Equity Interests therein) received by the Companies in such swap that will be owned by an Obligor and constitute Collateral and (B) the book value of the assets disposed of for purposes of
     Section 9.06(g) in respect of the Disposition shall be deemed to consist solely of the assets received by the Companies, other than such acquired swapped businesses or interests, plus the fair market value of any part of such swapped business or businesses or interests consisting of a Non-Qualified Subsidiary or Minority Interest or the assets thereof.

     9.07. Limitation on Liens and Negative Pledges. No Company shall, directly or indirectly, create, incur, assume or suffer to exist any Lien upon or with

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respect to any of their  respective  Property,  whether  now owned or  hereafter acquired, except, with respect to Collateral, for Liens expressly permitted by the applicable Security Document and except for the following (so long as complying with the Parent Financing Documents, the Parent Refinanced Notes Documents, the Senior Subordinated Notes Financing Documents, the Additional Senior Subordinated Notes Documents (and any Permitted Refinancing of any thereof) from time to time in effect (if then in effect)), which are herein collectively referred to as "Permitted Liens":

          (a)  Liens   (including   any  Prior   Liens)  in   existence  on  the
     Effectiveness Date and identified in Schedule 9.07;

          (b) Liens imposed by any Governmental Authority for taxes, assessments or charges (other than any de minimis taxes, assessments or charges) not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Companies, in accordance with GAAP;

          (c) Liens imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's, landlords' and mechanics' Liens and other similar Liens arising in the ordinary course of business, including in connection with the buildout and development of Systems, in each case for sums the payment of which is not required by Section 9.03;

          (d) pledges or deposits under workers' compensation, unemployment insurance and other social security legislation (including the Federal Employer's Liability Act) or the deposits securing the liability to insurance carriers, in each case arising in the ordinary course of business;

          (e) pledges or deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business under insurance or self insurance agreements;

          (f) easements, rights-of-way, restrictions or minor defects or irregularities in title imposed by law or incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Real Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the Real Property subject thereto or interfere with the ordinary conduct of the business of any Company;

          (g) Liens upon Property acquired after the Effectiveness Date by Borrower or any Subsidiary, which Liens either (A) existed on such Property before the time of its acquisition and were not created in anticipation thereof, or (B) were created solely for the purpose of securing Indebtedness representing, or incurred to finance or refinance, the cost of such Property or improvements thereon; provided, however, that (1) no such Lien shall extend to or cover any Property of any Company other than the Property so acquired and improvements thereon and proceeds thereof, and (2) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the fair market value of such Property at the time it was acquired or constructed;

          (h) Liens existing on any Property of any Person at the time such Property is acquired or such Person becomes a Subsidiary or is merged or consolidated with or into a Subsidiary and, in each case, not created in contemplation of or in connection with such event; provided, however, that such Liens do not extend to any other Property of any Company;

          (i) Liens not otherwise permitted hereunder (on Property other than the Collateral) securing obligations of any Company at any time not exceeding in the aggregate $10.0 million;

          (j) Liens securing obligations under Swap Contracts with any Creditor to the extent such Swap Contract relates to the Loans and only so long as the Obligations are secured by the same collateral on at least a pari passu basis;

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


          (k) Liens consisting of judgment or judicial attachment Liens (including pre-judgment attachment) in existence less than 60 days after the entry thereof or the enforcement of which is effectively stayed or payment of which is covered in full (subject to a customary deductible) by insurance or which do not otherwise result in an Event of Default under
     Section 10(h) or (n);

          (l) Liens securing obligations in respect of Capital Leases solely on Property (including improvements thereto and the proceeds thereof) subject to such Capital Leases;

          (m) any obligations or duties affecting any of the Property of any Company to any municipality or public authority with respect to any franchise, grant, license or permit which do not materially impair the use of such Property for the purposes for which it is held and restrictions on the transfer of assets imposed by the FCC or the Communications Act or other regulatory authorities in effect generally on all Persons subject thereto;

          (n) leases or subleases granted to third Persons not interfering in any material respect with the business of any Company;

          (o) Liens arising from UCC financing statements regarding leases permitted by this Agreement;

          (p) any interest or title of a lessor or sublessor under any lease permitted by this Agreement;

          (q) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties in connection with the importation of goods so long as such Liens attach only to the imported goods;

          (r) Liens arising out of consignment or similar arrangements for the sale of goods entered into by any Company in the ordinary course of business;

          (s) Liens created under this Agreement and/or the other Credit Documents;

          (t) Liens granted pursuant to the Senior Subordinated Notes Interest Escrow Agreement securing the Senior Subordinated Notes as such Senior Subordinated Notes Interest Escrow Agreement was in effect on the Original Closing Date and solely with respect to the Property contemplated thereby on the Original Closing Date and Liens granted pursuant to any interest escrow agreement securing the Additional Senior Subordinated Notes or the Parent Refinanced Notes so long as solely covering Property of the type contemplated by the Senior Subordinated Notes Interest Escrow Agreement;

          (u) Liens that are contractual rights of setoff;

          (v) Liens arising in connection with buy/sell agreements related to Equity Interests of any Person that is not a Wholly Owned Subsidiary;

          (w) any Lien arising by operation of law pursuant to Section 107(l) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9607(l), for costs or damages which are not yet due (by virtue of a written demand for payment by a Governmental Authority) or which are being contested in compliance with the standard set forth in
     Section 9.03(iii); provided that Borrower is in full compliance with all obligations hereunder including without limitation Sections 9.14 and 12.03(b); and provided, further, that the liability of Borrower and the Subsidiaries with respect to the matters giving rise to all such Liens shall not, in the reasonable estimate of Administrative Agent, exceed $2.0 million;

          (x) Liens disclosed in any title insurance policies delivered pursuant to Section 9.12 and permitted under Section 9.12(iii)(7); and

          (y) any extension, renewal or replacement of the foregoing; provided, however, that the Liens permitted by this Section 9.07(y) shall not cover any additional principal amount of Indebtedness or Property (other than like Property substituted for Property covered by such Lien).

     Except with respect to (i) specific Property encumbered pursuant to a Lien permitted to be incurred pursuant to this Section 9.07, (ii) specific Property to be sold pursuant to an executed agreement with respect to a Disposition or Excluded Disposition consummated in accordance with this Agreement, (iii) customary non-assignment clauses or (iv) Property the pledge of which is limited by law, and except as contemplated by the Security Agreement, no Company will directly or indirectly, enter into any agreement on or after the Effectiveness Date prohibiting or restricting in any manner (directly or indirectly and including by way of covenant, representation or warranty or event of default) the creation or assumption of any Lien upon its Property to secure obligations under the Credit Documents, whether now owned or hereafter acquired, except pursuant to the Credit Documents, the Senior Subordinated Notes Financing Documents, the Additional Senior Subordinated Notes Documents, the Parent Refinanced Notes Documents and any Permitted Refinancing of any thereof (so long as such Parent Refinanced Notes Documents or any such Permitted Refinancing is not more restrictive in such regard than the Senior Subordinated Notes Financing Documents as in effect on the Original Closing Date and expressly allows for Liens securing the Obligations).

     For purposes of clarification, the lease of cell sites owned by any Company shall not be prohibited hereunder.

     9.08. Prohibition on Disqualified Capital Stock; Limitation on Indebtedness and Contingent Obligations. No Company shall directly or indirectly issue or permit to be outstanding any Disqualified Capital Stock. No Company shall, directly or indirectly, incur any Indebtedness or any Contingent Obligation, except (each of which shall be given independent effect) for the following (so long as complying with the Parent Financing Documents , the Parent Refinanced Notes Documents the Senior Subordinated Notes Financing Documents and the Additional Senior Subordinated Notes Documents (and any Permitted Refinancing of any thereof) from time to time in effect (if then in effect)):

          (a) the Loans and the other Obligations (including the Guarantees) under the Credit Documents;

          (b) the Existing Notes, the Senior Subordinated Notes, the Parent Subordinated Notes (but only so long as not a direct or indirect obligation of Borrower or any Subsidiary), other Indebtedness and Contingent Obligations outstanding on the Effectiveness Date and listed in Schedule
     9.08 and specified on Schedule 9.08 as to remain outstanding after the Effectiveness Date (less the aggregate amount of any permanent prepayments or repayments thereof) and, in the case of the Senior Subordinated Notes, the Parent Subordinated Notes and any such Indebtedness listed on Schedule 9.08, Permitted Refinancings thereof;

          (c) Indebtedness and Contingent Obligations of Borrower or any Subsidiary owing to Borrower or any Qualified Subsidiary; provided, however, that (1) if such Indebtedness is owed by a Non-Qualified Subsidiary to any Obligor, such Indebtedness shall be subject to the limitations set forth in Section 9.09(A)(m), (s) or (u) and (2) such Indebtedness and Contingent Obligations shall not be held by any Person other than Borrower or a Qualified Subsidiary and shall not be subordinate to any other Indebtedness or Contingent Obligations or other obligation of the obligor unless also subordinated to the Loans on terms no less favorable to the Lenders than that of any other creditor;

          (d) Contingent Obligations in respect of operating leases;

          (e) Indebtedness and Contingent Obligations arising from honoring a check, draft or similar instrument against insufficient funds; provided, however, that such Indebtedness is extinguished within two Business Days of its incurrence;

          (f) Swap Contracts not entered into for any speculative purpose entered into to protect the Obligors against fluctuations in interest rates, currency exchange rates, or similar risks (including any Interest Rate Protection Agreement entered into pursuant to Section 9.18);

          (g) Contingent Obligations of Borrower or any Qualified Subsidiary in respect of Indebtedness or other liabilities of Borrower or any Subsidiary to the extent that the existence of such Indebtedness or other liabilities is not prohibited under this Agreement;

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


          (h) Contingent Obligations in connection with Dispositions permitted under Section 9.06, arising in connection with indemnification and other agreements in respect of any contract relating to such Disposition, not to exceed the consideration received or to be received by Borrower or any Subsidiary (which consideration shall be deemed to exclude any obligation of any third Person incurred in connection with the acquisition of the Property which is the subject of such Disposition) in connection with such sale;

          (i) Subject to the final paragraph of this Section 9.08, Indebtedness and Contingent Obligations of Borrower and the Subsidiaries secured by Liens permitted under Section 9.07(g) or (l) (and extensions, renewals or replacements of such Liens pursuant to Section 9.07(y)) not exceeding $30.0 million in the aggregate at any time outstanding for Borrower and the Subsidiaries collectively;

          (j) Subject to the final paragraph of this Section 9.08, Indebtedness of a Person that becomes a Subsidiary after the date hereof; provided, however, that (1) such Indebtedness existed at the time such Person became a Subsidiary and was not created in connection with or in anticipation thereof, (2) immediately after giving effect to the acquisition of such Person by Borrower no Default shall have occurred and be continuing, and
     (3) the aggregate amount of Indebtedness outstanding at any time pursuant to this Section 9.08(j) shall not exceed (together with any Indebtedness of such Person that refinances such Indebtedness, provided that such refinancing Indebtedness has a weighted average maturity greater than, and a principal amount that does not exceed, that of the Indebtedness being refinanced) $50.0 million for all Subsidiaries at any time;

          (k) Subject to the final paragraph of this Section 9.08, Indebtedness and Contingent Obligations incurred by any Company not to exceed in the aggregate at any time outstanding $50.0 million in the aggregate for all Companies;

          (l) Indebtedness of any Company to (including obligations in respect of letters of credit for the benefit of) any Person providing worker's compensation, health, disability or other employee benefits or property, casualty or liability insurance to any Company;

          (m) Indebtedness or Contingent Obligation of any Company in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations and trade letters of credit, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business, and any extension, renewal or refinancing thereof to the extent the amount of refinancing Indebtedness or Contingent Obligations is not greater than the amount of Indebtedness or Contingent Obligations being refinanced;

          (n) any Additional Senior Subordinated Notes and any Contingent Obligation of any Obligor in respect thereof (which Contingent Obligations shall be subordinated to the Obligations on customary market terms for senior subordinated obligations of debtors such as the Companies and be subject to customary release provisions) so long as at the time of the incurrence thereof and after giving pro forma effect thereto Borrower would be in compliance with all Financial Maintenance Covenants and no Default has occurred and is continuing or would arise therefrom, and Permitted Refinancings thereof;

          (o) Subject to the final paragraph of this Section 9.08, Capital Lease Obligations incurred by Borrower and the Subsidiaries in respect of any Sale and Leaseback Transaction not to exceed (x) with respect to any such transaction involving Borrower's or any of its Subsidiaries' towers, in the aggregate, $20.0 million at any time, or with the prior approval of the terms and conditions thereof by the Administrative Agent and the Co-Syndication Agents, $50.0 million at any time, and (y) with respect to other assets, in the aggregate, $50.0 million at any time; provided, however, that such Sale and Leaseback Transaction involves a sale of Property by Borrower or a Subsidiary solely for cash consideration on terms not less favorable than would prevail in an arm's-length transaction and
     (i) except in the case of obligations under clause (x) above, such obligation results from a financing transaction to acquire Property and occurs within 270 days after the acquisition of such Property, (ii) results in an operating lease not involving any Company, or (iii) results in a

     Capital Lease Obligation or an operating lease entered into for any purpose; provided, that the proceeds of any such Sale and Leaseback Transaction in reliance upon this clause (iii) shall be deemed subject to
     Section 2.10(a)(iv);

          (p) any Parent Refinanced Notes incurred solely to repay in full the Parent Subordinated Notes Obligations so long as at the time of the incurrence thereof the Parent Subordinated Notes Obligations are repaid in full and after giving pro forma effect thereto Borrower would be in compliance with all Financial Maintenance Covenants and no Default then exists or would arise therefrom, and Permitted Refinancings thereof; and

          (q) Indebtedness or Contingent  Obligations  expressly permitted under
     Section 9.09 and not otherwise permitted under this Section 9.08.

     Notwithstanding anything to the contrary in this Agreement, no License Subsidiary shall incur any Indebtedness or Contingent Obligation other than the Guarantee and such obligations as are contemplated by the definition of "License Subsidiary" or Section 9.05.

     All intercompany debt shall be unsecured and subordinate in right of payment (to the same extent as the subordination provisions set forth in Exhibit B hereto) to the Obligations. Each Obligor, by its execution and delivery of this Agreement, hereby agrees to subordinate its right of payment under any intercompany debt owed to it by Borrower or any Subsidiary to the full and complete payment and performance of the Obligations. No Obligor shall incur any Subordinated Debt or any Contingent Obligation in respect of any Subordinated Debt unless otherwise permitted by the foregoing exceptions listed as clauses
(a) through (r) above and unless such Subordinated Debt or Contingent Obligation shall be subordinated to the Obligations at least to the same extent and for so long as such Subordinated Debt or the Subordinated Debt in respect of which such Contingent Obligation is incurred is subordinated to such other Indebtedness. No intercompany debt may be evidenced by any note or other instrument except as expressly required hereby or in any case in which such note or instrument has been duly pledged under the Security Agreement.

     Notwithstanding any other provision of this Agreement, the aggregate amount of Indebtedness and Contingent Obligations that may be outstanding by the Non-Qualified Subsidiaries at any time under clauses (i), (j), (k), and (o) above is $30.0 million.

     9.09.  Limitation on Investments;  Limitation on Creation of  Subsidiaries.
(A) No Company shall, directly or indirectly, make or permit to remain outstanding any Investments, except for the following (so long as complying with the Parent Financing Documents, the Senior Subordinated Notes Financing Documents and the Additional Senior Subordinated Notes Documents(and any
Permitted Refinancing of any thereof) from time to time in effect (if then in effect)):

          (a) operating deposit accounts and certificates of deposit with banks in the ordinary course of business;

          (b)  Permitted   Investments  and  Investments   that  were  Permitted
     Investments when made;

          (c) (i) Investments by any Company in Borrower or any Qualified Subsidiary, (ii) Investments constituting Permitted Acquisitions under
     Section 9.06(h) or (i) in any Subsidiary if as a result thereof or in connection therewith such Subsidiary becomes a Qualified Subsidiary and
     (iii) Investments constituting Permitted Acquisitions under Section 9.06(n) or (o) (provided that no Investment will be permitted in respect of any Subsidiary with respect to which Borrower or PR Borrower has not complied with Section 9.20 and that no Non-Qualified Subsidiary may own any Equity Investment in any Qualified Subsidiary);

          (d) Investments outstanding on the Effectiveness Date and identified in Schedule 9.09 and any renewals, amendments and replacements thereof that do not increase the amount thereof;

          (e) Investments that constitute Indebtedness or Contingent Obligations permitted under Section 9.08;

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


          (f) advances, loans or extensions of credit by any Company to (1) employees of any Company in the ordinary course of business; provided, however, that the aggregate amount of all such loans, advances and extensions of credit (other than pursuant to clause (2) of this Section
     9.09(A)(f)) shall not at any time exceed in the aggregate $3.0 million (without giving effect to any write-down or write-off thereof) and (2) employees of any Company in connection with stock option plans so long as
     (x) such loans do not involve cash payments by any Company and (y) no Company incurs any obligations at any time to repurchase the stock so purchased;

          (g) (i) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business and (ii) prepayments and other credits to suppliers made in the ordinary course of business;

          (h) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security or similar legislation;

          (i) pledges or deposits in connection with (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases or statutory obligations, (ii) contingent obligations on surety or appeal bonds, and (iii) other non-delinquent obligations of a like nature, in each case incurred in the ordinary course of business;

          (j) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (k) additional Investments in any Non-Qualified Subsidiary to the extent that such Investments reflect an increase in the stockholders' equity of such Subsidiary resulting solely from retained earnings of such Subsidiary;

          (l) Liens not prohibited by this Agreement;

          (m) Investments by any Company in any Non-Qualified Subsidiary or any Minority Interest or in any other Person so long as no Default shall have occurred and be continuing or result from the making of such Investment; provided, however, that (1) the aggregate amount of all such Investments made since the Effectiveness Date shall not when taken together with the aggregate amount of the Acquisition Consideration for all the Acquisitions consummated under Section 9.06(o) since the Effectiveness Date exceed (net of return of capital of (but not return on) any such Acquisition Consideration or Investment) $250.0 million, provided that the aggregate amount of such Investments and Acquisition Consideration as of any date after the first anniversary of the Effectiveness Date shall not exceed the lesser of (i) $250.0 million and (ii) an amount equal to the sum of (I) $125.0 million plus (II) the aggregate amount of such Acquisition Consideration and Investments outstanding as of such first anniversary date of the Effectiveness Date plus (III) the aggregate amount of Acquisition Consideration and Investments that the Borrower or any Subsidiaries are obligated to pay or make after such first anniversary pursuant to contractual commitments to third parties existing on such first anniversary that were entered into in connection with an Acquisition or Investment partially effected prior to such first anniversary (provided that the amount referred to in this clause (III) shall only be available to make such Acquisitions or Investments pursuant to such commitments), in each case, net of return of capital of (but not return on) any such Acquisition Consideration and Investments, and (2) all such Investments shall to the extent possible be evidenced by intercompany notes, which shall be pledged to Administrative Agent pursuant to the Security Agreement to the extent required by Section 9.20; and provided further that (x) in the event that after any Acquisition of or Investment in any such Subsidiary or Person all the requirements of Section 9.06(h) shall have been satisfied for such Subsidiary or Person, compliance with the limits set forth in this Section 9.09(A)(m) and Section 9.06(o) shall be determined without including any Acquisition Consideration for or Investment in such Person or Subsidiary previously made in reliance on this Section 9.09(A)(m) or Section 9.06(o), and (y) the aggregate amount of such Investments and Acquisition
     Consideration outstanding at any time that are attributable to Minority Investments shall not exceed $50.0 million, in each case, net of return of capital of (but not return on) any such Acquisition Consideration and Investments;

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


          (n) Borrower or any Subsidiary may hold the Equity Interests of any Subsidiary existing on the Effectiveness Date or created or acquired thereafter in accordance with the provisions hereof and any additional Equity Interests issued in exchange therefor or as a dividend thereon;

          (o) Investments consisting of prepayments and other credits to suppliers in the ordinary course of business;

          (p) Investments consisting of Permitted Acquisitions;

          (q) Investment in Minority Interests to the extent forming part of the assets acquired in a Permitted Acquisition so long as such Minority Interests do not comprise more than 20% of the consolidated assets of the entity acquired as set forth in the financial statements related thereto, provided that the aggregate amount of such Investments made after the Effectiveness Date does not exceed $50.0 million (net of return of (but not return on) capital) when taken together with the aggregate amount of Investments and Acquisition Consideration outstanding at any time under
     Section   9.06(o)  or  9.09(A)(m)   that  are   attributable   to  Minority
     Investments;

          (r) Investments (other than Acquisitions) made with Equity Interests of Parent;

          (s) Investments in All America Cables and Radio, Inc. in addition to the Acquisition Consideration paid therefor in an aggregate amount not to exceed $140,000,000, provided that all such Investments shall be evidenced by Intercompany Notes to the extent practicable, which shall be pledged to Administrative Agent pursuant to the Security Agreement;

          (t) Investments consisting of non-cash consideration received in the form of notes, securities or similar obligations in connection with any permitted Disposition, provided that the aggregate amount of such Investments made in connection with Dispositions other than those made under Section 9.06(g) and outstanding at any time shall not exceed $10.0 million;

          (u) other Investments in an aggregate amount (net of return of capital of but not return on) not to exceed $5.0 million at any time; and

          (v) operating contracts between Companies in the ordinary course of business that are not intended to be Investments and are not entered into on a basis that is systematically disadvantageous to the Obligors.

     (B) No Company shall, directly or indirectly, create or acquire any Subsidiary without the prior written consent of the Majority Lenders, which consent shall not be unreasonably withheld; provided, however, that (1) the provisions of this Section 9.09(B) shall not require the Majority Lenders' consent for (I) the creation or acquisition of direct or indirect Wholly Owned Subsidiaries so long as Section 9.20 is complied with at the time of formation or acquisition thereof and (II) the creation or acquisition of any Subsidiary which is not a Wholly Owned Subsidiary so long as the Investment made in connection therewith complies with Section 9.09(A) and so long as Section 9.20 is complied with at the time of formation or acquisition thereof; and (2) all Investments in any Subsidiary, including in connection with the creation or acquisition thereof, must comply with Section 9.09(A).

     9.10. Limitation on Dividend Payments. No Company shall, directly or indirectly, declare or make any Dividend Payment at any time, except:

          (a) any Subsidiary may declare and make Dividend Payments to Borrower or any Subsidiary and to minority interest holders in such Subsidiary if made on a pro rata basis to all holders of Equity Interests in such Subsidiary at the same time except that no Qualified Subsidiary may make any Dividend Payment to any Non-Qualified Subsidiary;

          (b)   Dividend   Payments   on  the  date  of   consummation   of  the
     Reorganization necessary to consummate the Transactions in accordance with the Transaction Documents;

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


          (c) so long as no Default has occurred and is continuing or would arise therefrom, Borrower may make Dividend Payments to Parent if the proceeds thereof are used at the time of such Dividend Payment by Parent (and Parent may use such Dividend Payments by Borrower as set forth below):

          (i) to pay out-of-pocket expenses, for administrative, legal and accounting services provided by third parties incurred in the ordinary course of business for professional services, or to pay franchise fees and similar costs;

          (ii) to pay taxes of the Companies as part of a consolidated, combined or unitary tax filing group or of the separate operations of Parent which are actually due and payable arising from the ownership of the Equity Interests of Borrower by Parent (not to exceed in any event the amount of tax that Borrower and the Subsidiaries would otherwise pay if not part of such filing group);

          (iii) to redeem Equity Interests (other than Disqualified Capital Stock) held by current or former employees or directors of any Company (or their estates or beneficiaries of their estates) upon the death, disability, retirement or termination of employment or directorship, as the case may be, pursuant to any agreement in effect on the Effectiveness Date as in effect on the Effectiveness Date and pursuant to other agreements on substantially similar terms entered into after the Effectiveness Date; provided, however, that the aggregate cash consideration paid, or distributions made, pursuant to this clause (c)(iii) shall not exceed $5.0 million in any fiscal year ending after the Effectiveness Date (with any unused portion of such amount being available for use in the next succeeding fiscal year), except to the extent paid with the proceeds of a substantially contemporaneous issuance of Qualified Capital Stock of Parent (or any other direct or indirect parent of Borrower);

          (iv) to pay regularly scheduled interest payments due on the Parent Subordinated Notes at the time of such Dividend Payment as set forth in the Parent Financing Documents; provided, however, any such Dividend Payments made pursuant to this clause (iv) shall not exceed the Minority Interest Basket and shall not be made any earlier than the Business Day prior to the due date of such interest;

          (v) to the extent regularly scheduled interest payments due on the Parent Subordinated Notes are not satisfied by Dividend Payments allowed by clause (iv) of this Section 9.10(c), if Borrower or any Subsidiary shall have effected the Disposition of any Minority Interest pursuant to Section
     9.06 (the "Sold Minority Interests"), to pay regularly scheduled interest payments due on the Parent Subordinated Notes; provided, however, that (1) any such Dividend Payments made pursuant to this clause (v) shall not exceed the sum of the amounts included in the definition of Minority Interest Basket pursuant to clause (A) thereof in respect of all such Sold Minority Interests for the twelve months prior to each such Disposition,
     (2) no such Dividend may be paid unless at the time of the making thereof Borrower could incur $1.00 of additional Indebtedness pursuant to the first paragraph of Section 4.11 of the Senior Subordinated Notes Indenture (without giving effect to any waiver or amendment granted in respect thereof by the holders of the Senior Subordinated Notes unless made in accordance with the consent of the Majority Lenders) and (3) no such Dividend Payment shall be made any earlier than the Business Day prior to the due date of such interest; and

          (vi) to pay monitoring and management  fees permitted to be paid under
     Section 9.15(j); and

          (d) so long as no Default under Section 10(a), (d), (e), (f) or (g) or with respect to Section 9.11 has occurred and is continuing or would arise therefrom, Borrower may after the Senior Subordinated Notes Interest Trigger Date (with respect to the Additional Senior Subordinated Notes (if issued by any parent of Borrower)) or the Parent Refinanced Notes Trigger Date (with respect to the Parent Refinanced Notes) make Dividend Payments to any direct or indirect parent of Borrower not earlier than the second Business Day prior to the due date of any scheduled interest payment on the Additional Senior Subordinated Notes or the Parent Refinanced Notes if the proceeds thereof are used at the time of such Dividend Payment by such parent to pay, on the scheduled semiannual interest payments dates, interest accrued on the Additional Senior Subordinated Notes or the Parent Refinanced Notes, as the case may be, subsequent to (1) with respect to the Additional Senior Subordinated Notes, the Senior Subordinated Notes Interest Trigger Date (or such later date when the interest escrow in respect thereof, if any, has been depleted) and (2) with respect to the Parent Refinanced Notes, the Parent Refinanced Notes Interest Trigger Date.

          9.11. Financial Covenants.

          (a) Maximum Total Leverage Ratio. The Total Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:

         -------------------------------------------------------- --------------

                                    Period                               Ratio
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         Effectiveness                                                9.00
         Date          -   5/31/00
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/00            -   8/31/00                                8.75
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         9/1/00            -   11/30/00                               8.50
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         12/1/00       -   2/28/01                                    8.00
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         3/1/01            -   5/31/01                                7.75
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/01            -   8/31/01                                7.25
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         9/1/01            -   11/30/01                               7.00
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         12/1/01       -   2/28/02                                    6.75
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         3/1/02            -   5/31/02                                6.50
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/02            -   8/31/02                                6.25
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         9/1/02            -   11/30/02                               6.00
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         12/1/02       -   2/28/03                                    5.75
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         3/1/03            -   5/31/03                                5.25
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/03            -   8/31/03                                5.00
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         9/1/03            -   11/30/03                               4.75
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         12/1/03 and thereafter                                       4.50
         -------------------------------------------------------- --------------

          (b) Maximum Senior Leverage Ratio. The Senior Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:

         -------------------------------------------------------- --------------

                                 Period                               Ratio
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         Effectiveness
         Date          -   5/31/00                                    7.00
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/00            -   8/31/00                                6.50
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         9/1/00            -   11/30/00                               6.25
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         12/1/00       -   2/28/01                                    6.00
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         3/1/01            -   5/31/01                                5.75
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/01            -   8/31/01                                5.50
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         9/1/01            -   11/30/01                               5.25
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         12/1/01       -   2/28/02                                    5.00
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         3/1/02            -   5/31/02                                4.75
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/02            -   8/31/02                                4.50
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         9/1/02            -   2/28/03                                4.25
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         3/1/03            -   5/31/03                                4.00
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/03            -   8/31/03                                3.75
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         9/1/03            -   2/29/04                                3.50
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         3/1/04            -   5/31/04                                3.25
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/04 and thereafter                                        3.00
         -------------------------------------------------------- --------------

          (c) Minimum Interest Coverage Ratio. The Interest Coverage Ratio shall not, as of any Test Date during any period set forth in the table below, be less than the ratio set forth opposite such period in the table below:

         -------------------------------------------------------- --------------

                            Period                               Ratio
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         Effectiveness
         Date          -   5/31/01                                    1.35
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/01            -   8/31/01                                1.40
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         9/1/01            -   2/28/02                                1.45
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         3/1/02            -   8/31/02                                1.50
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         9/1/02            -   2/29/04                                1.75
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         3/1/04            -   2/28/05                                2.00
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         3/1/05            -   2/28/06                                2.25
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         3/1/06 and thereafter                                        2.50
         -------------------------------------------------------- --------------


          (d) Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio shall not, as of any Test Date during any period set forth in the table below, be less than the ratio set forth opposite such period in the table below:

         -------------------------------------------------------- --------------

                                 Period                               Ratio
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/00 and thereafter                                        1.00
         -------------------------------------------------------- --------------


          (e) Minimum Pro Forma Debt Service Coverage Ratio. The Pro Forma Debt Service Coverage Ratio shall not, as of any Test Date during any period set forth in the table below, be less than the ratio set forth opposite such period in the table below:

         -------------------------------------------------------- --------------

                                 Period                               Ratio
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         12/1/00       -   5/31/01                                    1.10
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/01            -   5/31/02                                1.15
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/02            -   5/31/03                                1.20
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/03            -   5/31/04                                1.25
         -------------------------------------------------------- --------------
         -------------------------------------------------------- --------------

         6/1/04 and thereafter                                        1.30
         -------------------------------------------------------- --------------


          (f) Limitation on Capital Expenditures. The aggregate amount of Capital Expenditures made by the Companies in any period set forth below shall not exceed the amount set forth opposite such period below:

         ----------------------------------------------- -----------------------

                             Period                              Amount
         ----------------------------------------------- -----------------------
         ----------------------------------------------- -----------------------

         Original Closing
         Date          -   11/30/99                          $135.0 million
         ----------------------------------------------- -----------------------
         ----------------------------------------------- -----------------------

         12/1/99       -   11/30/00                          $115.0 million
         ----------------------------------------------- -----------------------

; provided that to the extent Capital Expenditures made in any period above are less than the amount set forth above for such period, such unused amount may be carried forward to the succeeding period set forth above; and provided further that additional Capital Expenditures in an amount not to exceed $60,000,000 may be made during the period ending November 30, 2000, in connection with the buildout of the business of All America Cables and Radio, Inc..

     9.12. Pledge or Mortgage of Additional Collateral. In the case of each Obligor, promptly, and in any event within 30 days, after the acquisition of any Property of the type that would have constituted Collateral at the Effectiveness Date (including the Equity Interests of any Subsidiary hereafter created or acquired) other than Real Property (the "Additional Collateral") and after the creation or acquisition of any Subsidiary, each Company shall take all action reasonably necessary or desirable (to the extent permitted by applicable Contractual Obligations existing on the Effectiveness Date), if any, including the execution and delivery of all such agreements, assignments, documents, registers and instruments (including amendments to the Credit Documents) and the filing of appropriate financing statements or other documents under the provisions of the UCC or applicable requirements of any Governmental Authority in each of the offices where such filing is necessary or appropriate, to grant (in the reasonable judgment of Administrative Agent or the Majority Lenders) to Administrative Agent, for the benefit of the Creditors, a duly perfected first priority Lien on such Property pursuant to appropriate Security Documents (subject to Permitted Liens); provided, however, that (1) in no event shall any Foreign Subsidiary be required to pledge assets, and (2) with respect to the Equity Interests of Subsidiaries, Borrower, PR Borrower and the Domestic Subsidiaries need only pledge 65% of the Equity Interests of Foreign Subsidiaries and no Equity Interests of any Subsidiary that is both a Foreign Subsidiary and not a direct Subsidiary of Borrower, PR Borrower or any Domestic Subsidiary need be pledged.

     In the event that, after the Effectiveness Date, any Obligor (including any Subsidiary created or acquired on or after the Effectiveness Date but excluding any Foreign Subsidiary) acquires or holds a fee interest with a fair market value of $7.5 million or more in any Real Property, such Company shall notify Administrative Agent and, if requested by Majority Lenders or Administrative Agent, (i) to the extent permitted by applicable Contractual Obligations existing on the Effectiveness Date, take such actions and execute such documents as Administrative Agent or the Majority Lenders shall reasonably require to confirm the Lien of an existing Mortgage, if applicable, or to create a new Mortgage on such additional Real Property and (ii) cause to be delivered to Administrative Agent, on behalf of the Creditors, the documents and instruments reasonably requested by Administrative Agent, including, without limitation, the items set forth in Section 7.01 in respect of Mortgaged Real Property. If reasonably requested by Administrative Agent or the Majority Lenders, Borrower shall obtain at its sole expense and as soon as practicable but in any event not later than 45 days after request therefor, Phase 1 environmental reports from an environmental engineering firm reasonably acceptable to Administrative Agent with respect to any Real Property held by any Company if not delivered on or prior to the Effectiveness Date.

     With respect to each such Real Property, each such Company shall cause to be delivered to Administrative Agent, on behalf of the Creditors, the following documents and instruments (to the extent permitted by Contractual Obligations existing on the Effectiveness Date):

          (i) a Mortgage encumbering each Mortgaged Real Property in favor of Administrative Agent, for the benefit of the Creditors, in form for recording in the recording office of each jurisdiction where each such Mortgaged Real Property is situated, together with such other documentation as shall be required to create a lien under applicable law, and other similar statements as are contemplated by counsel for Administrative Agent and the Lenders, all of which shall be in form and substance reasonably satisfactory to Administrative Agent, which Mortgage and other instruments shall be effective to create a first priority Lien on such Mortgaged Real Property subject to no Liens other than Prior Liens applicable to such Mortgaged Real Property;

          (ii) with respect to each Mortgaged Real Property, such consents, lien waivers, approvals, estoppels, tenant subordination agreements or other instruments as necessary or as shall be reasonably deemed required by Administrative Agent to consummate the transactions contemplated hereby or to grant the Lien contemplated by the Mortgage; and

          (iii) to the extent requested by the Administrative Agent, the following documents and instruments:

          (1) with respect to each Mortgaged Real Property, if required to obtain the title insurance coverage (if any) required by Administrative Agent, a Survey;

          (2) with respect to each Mortgaged Real Property, policies or certificates of insurance as reasonably required by the Mortgage relating thereto;

          (3) with respect to each Mortgaged Real Property, judgment, tax and other lien searches in form and substance satisfactory to Administrative Agent;

          (4) evidence acceptable to Administrative Agent of payment by Borrower of all title insurance premiums (if any), search and examination charges, survey costs, mortgage recording taxes and related charges required for the recording of the Mortgages and issuance of the title insurance policies (if any) referred to in this Section 9.12;

          (5) with respect to each Real Property or Mortgaged Real Property, copies of all material leases in which any Company holds the landlord's or the tenant's interest, each of which shall be reasonably acceptable to Administrative Agent;

          (6) with respect to each Mortgaged Real Property, an Officer's Certificate that as of the date thereof there (a) has been issued and is in effect, to the extent required, a valid and proper certificate of occupancy of local or foreign equivalent (if any) for the use then being made of such Mortgaged Real Property, (b) has not occurred any uncured material Casualty Event of any Mortgaged Real Property and (c) except as may be disclosed in the Survey of such Mortgaged Real Property delivered pursuant to subclause
     (iii)(1) of this Section 9.12 above, are no material disputes regarding boundary lines, location, encroachment or possession of such Mortgaged Real Property and no state of facts existing which could reasonably be expected to give rise to any such claim;

          (7) if required by Administrative Agent or Majority Lenders, a policy (or commitment to issue a policy) of title insurance insuring (or committing to insure) the Lien of such Mortgage as a valid first priority Lien on the real property and fixtures described therein in such amount not to exceed 100% of the fair market value thereof as Administrative Agent may reasonably require which policy (or commitment) shall (a) be issued by the Title Company or another title insurance company acceptable to Administrative Agent, (b) include such reinsurance arrangements (with provisions for direct access) as shall be reasonably acceptable to Administrative Agent, (c) have been supplemented by such endorsements (or where such endorsements are not available, opinions of special counsel or other professionals acceptable to Administrative Agent) as shall be reasonably requested by Administrative Agent, (d) include such affidavits and instruments of indemnifications by Borrower and the applicable Subsidiary as shall be reasonably required to induce such title insurance company to issue the policy or policies (or commitment) and endorsements contemplated in this paragraph (7), and (e) contain no exceptions to title other than exceptions for Prior Liens; and

          (8) with respect to each Mortgaged Real Property, all such other items as shall be necessary in the opinion of counsel to the Lenders to create a valid perfected first priority mortgage in such Mortgaged Real Property.

     The costs of all actions taken by the parties in connection with the pledge of Additional Collateral or in connection with any Mortgage, including reasonable costs of counsel for Administrative Agent, shall be paid by the Obligors promptly following written demand.

     9.13. Security Interests; Further Assurances. Each Company shall, promptly, upon the reasonable request of Administrative Agent or any Lender, at Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise deemed by Administrative Agent reasonably necessary or desirable for the continued validity, perfection and priority of the Liens on the Collateral covered thereby, or obtain any consents, including, without limitation, landlord or similar lien waivers and consents, as may be necessary or appropriate in connection therewith.

     Each Company shall deliver or cause to be delivered to Administrative Agent from time to time such other documentation, consents, authorizations, approvals and orders in form and substance reasonably satisfactory to Administrative Agent as Administrative Agent shall reasonably deem necessary to perfect or maintain the Liens on the Collateral.

     Upon the exercise by Administrative Agent or the Lenders of any power, right, privilege or remedy pursuant to any Credit Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority, each Company shall execute and deliver all applications, certifications, instruments and other documents and papers that Administrative Agent or the Lenders may be so required to obtain.

     9.14. Compliance with Environmental Laws. (a) Each Company shall comply with all Environmental Laws, and will keep or cause all Real Property to be kept free of any Liens under Environmental Laws, unless failure to do so could not reasonably be expected to have a Material Adverse Effect or subject any Agent, Lender or Issuing Lender to any material risk of damages or liability; (b) in the event of the presence of any Hazardous Material at, on, under or emanating from any Real Property which would reasonably be expected to result in liability under or a violation of any Environmental Law, in each case which could reasonably be expected to have a Material Adverse Effect, each Company shall undertake, and/or cause any of their respective tenants or occupants to undertake, at their sole expense, any action required pursuant to Environmental Laws to mitigate and eliminate such presence; provided, however, that no Company shall be required to comply with any order or directive which is being contested in good faith and by proper proceedings so long as it has maintained adequate reserves with respect to such compliance to the extent required in accordance with GAAP; (c) each Company shall promptly notify Administrative Agent of the occurrence of any event specified in clause (b) of this Section 9.14 and shall periodically thereafter keep Administrative Agent informed of any material actions taken in response to such event and the results of such actions; and (d) at the written request of Administrative Agent at any time and from time to time, such Obligor will provide, at such Obligor's sole cost and expense, an environmental site assessment (including, without limitation, the results of any groundwater or other testing, conducted if Administrative Agent directs that such testing be conducted) concerning any Real Property now or hereafter owned, leased or operated by any Company, conducted by an environmental consulting firm proposed by such Obligor and approved by Administrative Agent indicating the presence or absence of Hazardous Materials and the potential cost of any required investigation or other response or any corrective action in connection with any Hazardous Materials on, at, under or emanating from such Real Property; provided, however, that such request may be made only if (a) there has occurred and is continuing an Event of Default, (b) Administrative Agent reasonably believes that any Company or any such Real Property is not in material compliance with Environmental Law or (c) circumstances exist that reasonably could be expected to form the basis of an Environmental Claim against such Company or any such Real Property which would have a Material Adverse Effect. If any Obligor fails to provide the same within 60 days after such request was made, Administrative Agent may but is under no obligation to conduct the same, and such Obligor shall grant and hereby grants to Administrative Agent and its agents access to such Real Property and specifically grants Administrative Agent an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at such Obligor's sole cost and expense.

     9.15. Limitation on Transactions with Affiliates. No Company shall, directly or indirectly: enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any Property, the rendering of any service, or a merger or consolidation), with or for the benefit of any Affiliate (an "Affiliate Transaction") unless such Affiliate Transaction is (i) otherwise not prohibited under this Agreement and
(ii) on fair and reasonable terms that are not less favorable to such Company than those that are reasonably obtainable at the time in an arm's-length transaction with a Person that is not such an Affiliate; provided, however, that the following shall be permitted: (a) Dividend Payments permitted by Section 9.10; (b) fees and compensation paid to, and customary indemnity and reimbursement provided on behalf of, officers, directors and employees of any Company in the ordinary course of business; (c) loans or advances to employees permitted by Section 9.09; (d) so long as no Event of Default shall have occurred and be continuing, transactions and agreements contemplated by any management agreements so long as the terms and conditions thereof are reasonably satisfactory to Co-Syndication Agents; (e) transactions and agreements in existence on the Original Closing Date and listed in Schedule 9.15 (as such agreements were in effect on the Original Closing Date, the "Existing Affiliate Agreements") and the transactions pursuant to the Existing Affiliate Agreements;
(f) any employment agreements entered into by any Company in the ordinary course of business; (g) any purchase by any Permitted Holder of Equity Interests of Parent or any purchase by Parent of Equity Interests of Borrower or any contribution by Parent to the equity capital of Borrower, provided that any Equity Interests of Borrower purchased by Parent shall be pledged to Administrative Agent on behalf of the Lenders pursuant to the Security Documents; (h) transactions in which Borrower delivers to Co-Syndication Agents, Administrative Agent and the Lenders a letter from an independent financial advisor acceptable to Co-Syndication Agents, Administrative Agent and the Majority Lenders stating that such transaction is fair to such Company from a financial point of view; (i) the existence of, or the performance by any Company of its obligations under the terms of, the Merger Agreement, or any agreement contemplated thereunder (including any registration rights agreement or purchase agreement related thereto) to which it was a party as of the Original Closing Date and any similar agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by any such Company of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Original Closing Date shall only be permitted by this clause (i) to the extent that the terms of any such amendment or new agreement are not otherwise disadvantageous to the Lenders in any material respect; (j) so long as no Event of Default shall have occurred and be continuing, payment of monitoring or management or similar fees payable to the Principal Investors and their Affiliates in an aggregate amount in any fiscal year not in excess of $1.0 million (plus reasonable expenses in connection therewith); (k) so long as no Event of Default shall have occurred and be continuing payments by Parent, Borrower or any of their respective Subsidiaries to any Permitted Holder made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities, including, without limitation, in connection with acquisitions or divestitures, which payments are approved by a majority of the board of directors of Parent in good faith; and (l) the Transactions.

     9.16. Limitation on Accounting Changes; Limitation on Investment Company Status. No Company shall make or permit any change in (i) accounting policies or reporting practices, except immaterial changes and except as required by generally accepted accounting principles or (ii) its fiscal year end (May 31 of each year). No Obligor shall be or become an investment company subject to the registration requirements under the United States Investment Company Act of 1940, as amended.

     9.17. Limitation on Modifications of Certain Documents, Etc. No Company shall, directly or indirectly, consent to any modification, supplement or waiver of, or amend, in any manner which could reasonably be expected to be materially adverse to the Lenders, any of the provisions of any Organic Document. No material change that could reasonably be expected to be adverse to the Creditors may be made to the Merger Agreement, any Supplemental Indenture, or any of the Marketing Agreements, Century M-L Consent and Agreement or the Facilities Agreement.

     9.18. Interest Rate Protection Agreements. Borrower shall obtain, on or within 90 days after the Original Closing Date, Interest Rate Protection Agreements having terms and with counterparties reasonably satisfactory to Co-Syndication Agents as shall result in effectively limiting the interest cost to the Companies of at least 50% of the aggregate principal amount of then outstanding Total Debt of the Companies for a period of at least three years from the date the Initial Interest Rate Protection Agreements were obtained.

     9.19. Limitation on Certain Restrictions Affecting Subsidiaries. No Company shall, directly or indirectly, create or otherwise cause or suffer to exist or become effective any direct or indirect encumbrance or restriction on the ability of any Subsidiary to (a) pay dividends or make any other distributions on such Subsidiary's Equity Interests or any other interest or participation in its profits owned by any Company, or pay any Indebtedness or any other obligation owed to any Company, (b) make Investments in or to any Company, or
(c) transfer any of its Property to any Company. The foregoing shall not prohibit (i) any such encumbrances or restrictions existing under or by reason of (x) applicable law, (y) the Credit Documents or (z) the Senior Subordinated

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Notes  Financing  Documents  as in  effect on the  Original  Closing  Date,  the
Additional Senior Subordinated Notes Documents, the Parent Refinanced Notes Documents, and any Permitted Refinancing of any thereof so long as such restriction in such Additional Senior Subordinated Notes Documents, the Parent
Refinanced   Notes   Documents  or  such  Permitted   Refinancing  is  not  more
disadvantageous to the Creditors or Borrower than the Senior Subordinated Notes Financing Documents as in effect on the Original Closing Date, (ii) restrictions on the transfer of assets subject to a Lien permitted under Section 9.07, (iii) customary restrictions on subletting or assignment of any lease governing a leasehold interest of any Company, (iv) restrictions on the transfer of any Property subject to a Disposition permitted under this Agreement and (v) customary restrictions in joint venture agreements or similar agreements relating to non-Wholly Owned Subsidiaries.

     9.20. Additional Obligors; Licenses To Be Held by License Subsidiaries. (A) Upon any Company creating or acquiring any Subsidiary (other than any Foreign Subsidiary) after the Effectiveness Date (each such Subsidiary referred to herein as an "Additional Obligor" and collectively as the "Additional Obligors"), Borrower and PR Borrower shall (i) cause each such Subsidiary that is a Wholly Owned Subsidiary to execute and deliver all such agreements, guarantees, documents and certificates (including any amendments to the Credit Documents and a Joinder Agreement) as Administrative Agent or the Majority Lenders may reasonably request and do such other acts and things as Administrative Agent or the Majority Lenders may reasonably request in order to have such Subsidiary guarantee the Obligations in accordance with the terms of the Credit Documents, (ii) promptly, to the extent permitted by Contractual Obligations existing on the Effectiveness Date, (I) execute and deliver to Administrative Agent such amendments to the Security Documents as Administrative Agent deems necessary or advisable in order to grant to Administrative Agent, for the benefit of the Lenders, a perfected first priority security interest in the Equity Interests and debt securities of such new Subsidiary which are owned by Borrower, PR Borrower or any Subsidiary and required to be pledged pursuant to the Security Agreement, (II) deliver to Administrative Agent the certificates representing such Equity Interests and debt securities, together with (A) in the case of such Equity Interests, undated stock powers endorsed in blank, and (B) in the case of such debt securities, endorsed in blank, in each case executed and delivered by a Responsible Officer of Borrower or such Subsidiary, as the case may be, (III) to the extent permitted by Contractual Obligations existing on the Effectiveness Date, cause such new Subsidiary to take such actions necessary or advisable to grant to Administrative Agent for the benefit of the Creditors a perfected first priority security interest in the collateral described in the Security Agreement with respect to such new Subsidiary, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be reasonably requested by Administrative Agent, and (IV) if reasonably requested by Administrative Agent, deliver to Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to Administrative Agent. All Subsidiaries operating in Puerto Rico will be organized in a U.S. jurisdiction except to the extent that (x) a substantial minority partner or stockholder shall object thereto or (y) that would result in material adverse tax or regulatory consequences to the Companies or as contemplated by the next sentence. None of the foregoing actions shall be required if such action would be a violation of applicable law or, in the reasonable judgment of Administrative Agent in consultation with the Borrower, the expense, tax or regulatory consequences or difficulty of taking such action would not, in light of the benefits that would accrue to the Lenders, justify taking such action.

     (B) The Obligors shall cause all Licenses (other than Licenses on which the Lenders shall have an enforceable first priority perfected Lien and on which no other Person shall have any Lien) of any Company (other than Subsidiaries that are not Wholly Owned) to be held by one or more License Subsidiaries, except that if any Company shall acquire (including by merger) any Person that holds a License, Borrower shall cause such License to be transferred to a License Subsidiary within 90 days of such acquisition, provided, however, that the preceding clause shall not apply to any Certificate of Territorial Authority issued by the State of Indiana, or any agency thereof, to any Company so long as the Companies cannot comply with the preceding clause because any Requirement of Laws of such State or agency would prohibit or impair the operation of the business of such Company pursuant to or in compliance with such Certificate of Territorial Authority; provided, further that, if at any time compliance with the aforementioned provision would no longer prohibit or impair the operation of the business of such Company, such Company shall theretofore comply within 120 days of the date on which such Company learned that such compliance was no longer prohibited, and provided further that such action shall not be required

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to be taken if it would be a violation of applicable  law or, in the  reasonable judgment of Administrative Agent in consultation with the Borrower, the expense, tax or regulatory consequences or difficulty of taking such action would not, in light of the benefits that would accrue to the Lenders, justify taking such action.

     9.21. Limitation on Activities of Parent. Parent shall not conduct any business, incur any obligations (other than under the agreements relating to the Merger Agreement, the Credit Documents, Parent Financing Documents, Senior Subordinated Notes Financing Documents, the Additional Senior Subordinated Notes Documents and the Parent Refinanced Notes Documents, as applicable) or hold or acquire any assets (other than the Equity Interests of Borrower).

     9.22. Limitation on Issuance or Dispositions of Equity Interests of Borrower and Subsidiaries. Borrower shall not issue any of its Equity Interests or Equity Rights or permit any Person to own any of its Equity Interests or Equity Rights other than Parent. Parent shall not, directly or indirectly, effect any Disposition of any Equity Interests or Equity Rights of Borrower, other than the pledge thereof pursuant to the Security Agreement. Except as permitted by Section 9.06(q), neither Borrower nor any Subsidiary shall effect the Disposition of any Equity Interests of any Subsidiary unless all Equity Interests in such Subsidiary owned by Borrower and the Subsidiaries are sold in accordance with the Credit Documents, upon which sale the Guarantee by such Subsidiary shall be automatically deemed to be released.

     9.23. Limitation on Payments or Prepayments of Indebtedness or Modification of Debt Documents. No Company shall, directly or indirectly:

          (a) make any payment or prepayment (optional or otherwise) on or redemption of or any payments in redemption, defeasance or repurchase (whether in cash, securities or other Property) of the Senior Subordinated Notes, the Parent Subordinated Notes, any Existing Notes, any Additional Senior Subordinated Notes, any Parent Refinanced Notes or any Permitted
     Refinancing of any of the foregoing, except (1) regularly scheduled mandatory payments of interest, (2) the conversion or exchange of any Indebtedness into shares of common Equity Interests of Parent, and (3) the exchange of Senior Subordinated Notes, Additional Senior Subordinated Notes or Parent Refinanced Notes for exchange notes, as contemplated by the respective definitions thereof;

          (b) amend, supplement, waive or otherwise modify any of the provisions of any Senior Subordinated Notes Financing Document, Parent Financing Documents, Additional Senior Subordinated Notes Document, Parent Refinanced Notes Document or any Existing Indenture (or any Permitted Refinancing of any thereof):

          (i) which shortens the fixed maturity, or increases the rate or shortens the time of payment of interest or dividends on, or increases the amount or shortens the time of payment of any principal, liquidation preference or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of such Indebtedness, or increases the amount of, or accelerates the time of payment of, any fees payable in connection therewith;

          (ii) which relates to the affirmative or negative covenants, events of default, redemption or repurchase provisions, or remedies under the documents or instruments evidencing such Indebtedness and the effect of which is to subject any Company to any materially more onerous or more restrictive provisions; or

          (iii) which effects and changes to the subordination provisions (or related definitions) therein or otherwise materially adversely affects the interests of the Creditors as senior creditors or the interests of the Creditors under this Agreement or any other Credit Document in any respect; or

          (c) effect any material change in the Senior Subordinated Notes Indenture in connection with the Exchange Offer or enter into an Exchange Indenture which is different in any material respect from the Senior Subordinated Notes Indenture in connection with the Exchange Offer in each case unless the terms thereof are reasonably acceptable to Agents and the Majority Lenders.

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     9.24.   Casualty   and   Condemnation.   Each   Company   will  furnish  to
Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding.

     9.25. Limitation on Tax Sharing Arrangements. No Company shall enter into or permit to exist any tax sharing agreement or similar arrangement unless the same shall have been reviewed by, and consented to, by Agents.

     9.26. Limitation on Designation of Designated Senior Indebtedness. Borrower shall not, nor shall it permit any Subsidiary to, designate any Indebtedness or other obligation, other than Indebtedness under the Credit Documents, as "Designated Senior Indebtedness," as such term is defined in the Senior Subordinated Notes Indenture, the Additional Senior Subordinated Notes Documents or any Permitted Refinancing of any thereof, or any comparable designation that confers upon the holders of such Indebtedness or other obligation (or any Person acting on their behalf) the right to initiate blockage periods under the Senior Subordinated Notes Indenture, the Additional Senior Subordinated Notes Documents or any other Indebtedness or other obligation of any Company. Borrower shall cause all the Indebtedness under the Credit Documents to constitute at all times "Designated Senior Indebtedness" under the Senior Subordinated Notes Indenture, the Additional Senior Subordinated Notes Documents and any Permitted Refinancing of any thereof.

     9.27. No Contractual Bar. No Company shall enter into or permit to exist any Contractual Obligation that will prevent any Company from complying with Sections 9.12 or 9.20.

     9.28. Facilities Agreement. PR Borrower agrees to (i) request under Section 1 of the Facilities Agreement to lease such additional capacity, cable and fibers on the Fiber Network (as defined therein) as may be necessary, in the reasonable commercial judgment of PR Borrower, for the operation of the PR Systems, (ii) notify Agents of any failure of either other party thereto to comply with its obligations thereunder in any material respect and (iii) take such action, if any, as may be reasonably requested by the Majority Lenders in their reasonable commercial judgment to enforce its rights and remedies against such other party in respect of any such failure to comply with such obligations in any material respect provided that any such action shall not be prohibited by law or by the Facilities Agreement.

     Section 10. Events of Default. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

          (a) (i) Borrower or PR Borrower shall default in the payment when due (whether at stated maturity upon prepayment or repayment or acceleration or otherwise) of any principal of any Loan or Reimbursement Obligation, or
     (ii) Borrower or PR Borrower shall default in the payment when due of interest on any Loan or any Reimbursement Obligation or any fee or any other amount payable by it hereunder or under any other Credit Document when due and such default under this clause (ii) shall have continued unremedied for three or more Business Days; or

          (b) Any Company shall default in the payment when due of any principal of or interest on any of its Indebtedness (other than the Loans) aggregating $15.0 million or more, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, after giving effect to any consents or waivers relating thereto obtained before the expiration of any such period of grace; or any event specified in any note, agreement, indenture or other document evidencing or relating to any Indebtedness aggregating $15.0 million or more shall occur if the effect of such event (after giving effect to any consents or waivers relating thereto obtained before the expiration of any such period of grace) is to cause, or (with the giving of notice if required) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity; or

          (c) Any representation or warranty made or deemed made in any Credit Document (or in any modification or supplement thereto) by any Company or in any certificate furnished to any Creditor pursuant to the provisions

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     thereof,  shall prove to have been false or misleading as of the time made, deemed made or furnished in any material respect; or

          (d) Any Obligor shall default in the performance of any of its obligations under any of Sections 9.01(f), 9.06 through 9.11, 9.15, 9.17 through 9.24 or 9.26 through 9.28; or Borrower shall default in the performance of its obligations under Section 9.01(e) or (k) and such default shall continue unremedied for at least five Business Days; or any Obligor shall default in the performance of any of its other obligations in this Agreement, the Security Documents or the Letter of Credit Documents and such default shall continue unremedied for a period of at least thirty days after written notice thereof to such Obligor and Borrower by Administrative Agent or the Majority Lenders; or

          (e) Any Company shall not, or shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

          (f) Any Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence or consents to any Insolvency Proceeding, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert within 60 days or in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary Insolvency Proceeding, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

          (g) (i) Any Insolvency Proceeding is commenced or filed against any Company, or any writ, judgment, warrant of attachment, execution or similar process is issued or levied against any Company, and either (1) such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy or (2) such proceeding shall not be actively contested by such Company;
     (ii) any Company admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; (iii) any Company acquiesces in the appointment of a receiver, receiver and manager, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar person for itself or a substantial portion of its Property or business; or (iv) an order of relief against any Company shall be entered in any Insolvency Proceeding; or

          (h) A final judgment or judgments for the payment of money in excess of $15.0 million in the aggregate (exclusive of judgment amounts to the extent covered by insurance) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against any Company and the same shall not be discharged (or provision shall not be made for such discharge), vacated or bonded pending appeal, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and such Company shall not, within said period of 60 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (i) An ERISA Event or noncompliance with respect to Foreign Plans shall have occurred that when taken together with all other ERISA Events and noncompliance with respect to Foreign Plans that have occurred, is reasonably likely to result in liability of any Company in an aggregate amount exceeding $15.0 million; or

          (j) Any Change of Control shall occur; or

          (k) Any Security Document after delivery thereof by any Obligor at any time shall cease to be in full force and effect or shall for any reason fail to create or cease to maintain a valid and duly perfected first priority security interest in and Lien upon (subject to Permitted Liens and other Liens expressly permitted by the terms of the applicable Security Document) any material portion of the Collateral; or

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          (l) Any Guarantee ceases to be in full force and effect (other than in connection with the release thereof authorized by Section 9.22); or

          (m) Any Credit Document or any material provision thereof shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a Proceeding shall be commenced by any Company or any other Person, or by any Governmental Authority, seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or any Company shall repudiate or deny in writing that it has any liability or obligation for the payment of principal or interest or other obligations purported to be created under any Credit Document; or

          (n) Any non-monetary judgment, order or decree is entered against any Company which is reasonably likely to have a Material Adverse Effect, and there shall be any period of 45 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (o) One or more Licenses shall be terminated or revoked such that any Company is no longer able to operate the related System or any portion thereof and retain the revenue received therefrom or one or more Licenses shall fail to be renewed at the stated expiration thereof such that any Company is no longer able to operate the related System or any portion thereof and retain the revenue received therefrom, except with respect to any of the foregoing in the event that the termination, revocation or failure to renew is with respect to any License that is not material (it being understood that material Licenses shall include (but not be limited to) any License relating to 10% or more of Operating Cash Flow of Borrower for the most recently ended two consecutive fiscal quarters); or

          (p) Century-ML shall suffer the cancellation, non-renewal or adverse modification of any one or more approvals, authorizations, licenses, franchises or other permissions of any governmental, judicial, regulatory or other agencies if such cancellation, non-renewal or adverse modification renders the continued performance by it of its obligations under the Facilities Agreement unlawful, or the Facilities Agreement shall be terminated, shall expire or shall be materially adversely modified, unless PR Borrower shall have secured alternative arrangements satisfactory to the Majority Lenders to substitute for benefits provided by the Facilities Agreement for the operation by PR Borrower of the PR Systems; or

          (q) The subordination provisions relating to the Senior Subordinated Notes, Additional Senior Subordinated Notes (if issued by Borrower), any Subordinated Debt or any Contingent Obligation in respect of any Subordinated Debt (the "Subordination Provisions") shall fail in any material respect to be enforceable by the Lenders (which have not effectively waived the benefits thereof) in accordance with the terms thereof, or any Obligation shall fail to constitute Senior Indebtedness (as defined in the Senior Subordinated Notes, the Additional Senior Subordinated Notes (if issued by Borrower) or any other Subordinated Debt), or any Obligor shall, directly or indirectly, disavow or contest in any manner any of the Subordination Provisions;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (e), (f) or (g) of this Section 10 with respect to Borrower or PR Borrower, Administrative Agent may, and upon written direction of the Majority Lenders shall, by notice to Borrower, terminate the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans, the Reimbursement Obligations and all other amounts payable by Borrower and PR Borrower hereunder and under the Notes (including any amounts payable under Section 5.05 or 5.06) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower and PR Borrower, reduce any claim to judgment, take any other action permitted by law and/or take any action permitted to be taken by the Security Documents during the existence of an Event of Default; and (2) in the case of the occurrence of an Event of Default referred to in clause (e), (f) or
(g) of this Section 10 with respect to Borrower or PR Borrower, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans, the Reimbursement Obligations and all other amounts payable by Borrower and PR Borrower hereunder and under the Notes (including any amounts payable under Section 5.05 or 5.06) shall automatically

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become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by Borrower and PR Borrower.

     In addition, Borrower agrees, upon the occurrence and during the continuance of any Event of Default if Administrative Agent has declared the principal amount then outstanding of, and accrued interest on, the Revolving Credit Loans, and all other amounts payable to the Revolving Credit Lenders hereunder and under the Notes evidencing such Loans to be due and payable, it may and shall, if requested by the Majority Revolving Credit Lenders through Administrative Agent (and, in the case of any Event of Default referred to in clause (e), (f) or (g) of this Section 10 with respect to Borrower or PR Borrower, forthwith, without any demand or the taking of any other action by Administrative Agent or such Lenders) provide cover for the Letter of Credit Liabilities by paying to Administrative Agent immediately available funds in an amount equal to the then aggregate undrawn face amount of all Letters of Credit, which funds shall be held by Administrative Agent in the Collateral Account as collateral security in the first instance for the Letter of Credit Liabilities and be subject to withdrawal only as provided in the Security Agreement.

     Section 11. Agents.

     11.01. General Provisions. Each of the Lenders, the Agents and the Issuing Lender hereby irrevocably appoints the Agents as its agents and authorizes each Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms hereof and the Security Documents, together with such actions and powers as are reasonably incidental thereto.
Administrative Agent agrees to give promptly to each Lender a copy of each notice or other document received by it pursuant to any Credit Document (other than any that are required to be delivered to the Lenders by any Obligor).

     The Lender or other financial institution serving as any Agent or Issuing Lender hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not such Agent or Issuing Lender, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Company or other Affiliate thereof as if it were not such Agent or Issuing Lender hereunder.

     No Agent or Issuing Lender shall have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) no Agent or Issuing Lender shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) no Agent or Issuing Lender shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent or Issuing Lender is required to exercise in writing by the Majority Lenders (or such other number or percentage of the Lenders as shall be required by Section 12.04), and
(c) except as expressly set forth herein, no Agent or Issuing Lender shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Company that is communicated to or obtained by the financial institution serving as such Agent or Issuing Lender or any of its Affiliates in any capacity. No Agent or Issuing Lender shall be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders as shall be required by Section 12.04) or in the absence of its own gross negligence or willful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to Administrative Agent and such Agent by Borrower or a Lender, and no Agent or Issuing Lender shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Credit Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Credit Document or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other Credit Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Section 7 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent or (vi) making a determination that any condition precedent set forth in
Section 7 that is to be to such Agent's satisfaction is satisfied.


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     Each Agent and Issuing Lender shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent and Issuing Lender also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent and Issuing Lender may consult with legal counsel (who may be counsel for Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Each Agent and Issuing Lender may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with such Agent or Issuing Lender. Each Agent and Issuing Lender shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Majority Lenders (or, if so specified by this Agreement, all Lenders or such other number or percentage of the Lenders as shall be required by Section 12.04) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action (it being understood that this provision shall not release Administrative Agent from performing any action with respect to Borrower expressly required to be performed by it pursuant to the terms hereof) under this Agreement. Each Agent and Issuing Lender shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Majority Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

     Each Agent and Issuing Lender may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent or Issuing Lender and reasonably acceptable to Borrower. Each Agent, Issuing Lender and any such sub-agent may perform any and all of its duties and exercise its rights and powers through their respective Affiliates, directors, officers, employees, agents and advisors ("Related Parties"). The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and Issuing Lender and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities of such Agent or Issuing Lender.

     Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, any Agent may resign at any time by notifying the Lenders, the Issuing Lender (with respect to Administrative Agent only) and Borrower. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor which, so long as no Event of Default is continuing, shall be reasonably acceptable to Borrower. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Lender, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank which, so long as no Event of Default is continuing, shall be reasonably acceptable to Borrower. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between Borrower and such successor. After the Agent's resignation hereunder, the provisions of this Section 11 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as such Agent.

     Each Lender acknowledges that it has, independently and without reliance upon any Agent, Issuing Lender or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent, Issuing Lender or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not

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taking action under or based upon this Agreement,  any related  agreement or any document furnished hereunder or thereunder. No Agent or Issuing Lender shall be deemed a trustee or other fiduciary on behalf of any party.

     11.02. Indemnification. Each Lender agrees to indemnify and hold harmless each Agent and the Issuing Lender (to the extent not reimbursed under Section 12.03, but without limiting the obligations of any Obligor under Section 12.03), ratably in accordance with the aggregate principal amount of the respective Commitments of and/or Loans and Reimbursement Obligations held by the Lenders (or, if all of the Commitments shall have been terminated or expired, ratably in accordance with the aggregate outstanding amount of the Loans and Reimbursement Obligations held by the Lenders), for any and all liabilities (including pursuant to any Environmental Law), obligations, losses, damages, penalties, actions, judgments, deficiencies, suits, costs, expenses (including reasonable attorney's fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such Agent or Issuing Lender (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of any Credit Document or any other documents contemplated by or referred to therein for any action taken or omitted to be taken by such Agent or Issuing Lender under or in respect of any of the Credit Documents or other such documents or the transactions contemplated thereby (including the costs and expenses that the Obligors are obligated to pay under Section 12.03, and including also any payments under any indemnity granted pursuant to Section 19 of the Security Agreement, or to any Financial
Intermediary referred to in Section 10 of the Security Agreement to which remittances in respect of Receivables, as defined in the Securities Agreement, are to be made but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents; provided, however, that no Lender shall be liable for any of the foregoing to the extent they are determined by a court of competent jurisdiction in a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the party to be indemnified. The agreements set forth in this Section 11.02 shall survive the payment of all Loans and other obligations hereunder and shall be in addition to and not in lieu of any other indemnification agreements contained in any other Credit Document.

     11.03. Consents Under Other Credit Documents. Except as otherwise provided in this Agreement and the other Credit Documents, Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the other Credit Documents.

     11.04. Collateral Sub-Agents. Each Lender by its execution and delivery of this Agreement agrees, as contemplated by Section 10(g) of the Security Agreement, that, in the event it shall hold any Permitted Investments referred to therein, such Permitted Investments shall be held in the name and under the control of such Lender, and such Lender shall hold such Permitted Investments as a collateral sub-agent for Administrative Agent thereunder. Each Obligor by its execution and delivery of this Agreement hereby consents to the foregoing.

     Section 12. Miscellaneous.

     12.01. Waiver. No failure on the part of any Creditor to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     12.02. Notices. All notices, requests and other communications provided for herein and under the Security Documents (including any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including by facsimile) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (or as to PR Borrower or any Guarantor, as so specified for Borrower) or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon

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receipt,  in each case given or addressed as aforesaid.  Any Notice of Borrowing or Notice of Continuation/Conversion shall be deemed to have been received when actually received.

     12.03. Expenses, Indemnification, Etc. (a) The Obligors, jointly and severally, agree to pay or reimburse:

          (i) the Issuing Lender, Co-Syndication Agents, Documentation Agent and Administrative Agent for all of their reasonable out-of-pocket costs and expenses (including the reasonable fees and expenses of one legal counsel (and all local counsel (including in Puerto Rico) deemed necessary by Agents)) in connection with (1) the negotiation, preparation, execution and delivery of the Credit Documents and the extension of credit hereunder, (2) the negotiation or preparation of any modification, supplement or waiver of any of the terms of any Credit Document (whether or not consummated or effective) and (3) the syndication of the Loans and Commitments;

          (ii) each of the Lenders, the Issuing Lender, Co-Syndication Agents and Administrative Agent for all reasonable out-of-pocket costs and expenses of the Lenders, the Issuing Lender, Co-Syndication Agents and Administrative Agent (including the reasonable fees and expenses of legal counsel) in connection with (1) any enforcement or collection proceedings resulting from any Default, including all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated), (2) the enforcement of this Section
     12.03 and (3) any documentary taxes; and

          (iii) Administrative Agent for all reasonable costs, expenses, taxes, assessments and other charges (including reasonable fees and disbursements of counsel) incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Credit Document or any other document referred to therein.

     (b) The Obligors, jointly and severally, hereby agree to indemnify each Creditor and their respective Affiliates, directors, trustees, officers, employees and agents (each, an "Indemnitee") from, and hold each of them harmless against, and that no Indemnitee will have any liability for, any and all Losses incurred by any of them (including any and all Losses incurred by any Agent or the Issuing Lender to any Lender, whether or not any Creditor is a party thereto) directly or indirectly arising out of or by reason of or relating to the negotiation, execution, delivery, performance, administration or enforcement of any Credit Document, any of the transactions contemplated by the Credit Documents (including the Transactions), any breach by any Company, as applicable, of any representation, warranty, covenant or other agreement contained in any of the Credit Documents in connection with any of the Transactions, the use or proposed use of any of the Loans or Letters of Credit, the issuance of or performance under any Letter of Credit or the use of any collateral security for the Loans (including the exercise by any Creditor of the rights and remedies or any power of attorney with respect thereto and any action or inaction in respect thereof), but excluding any such Losses to the extent finally determined by a court of competent jurisdiction in a final and nonappealable judgment to have arisen from the gross negligence or bad faith of the Indemnitee.

     Without limiting the generality of the foregoing, the Obligors, jointly and severally, will indemnify each Creditor and each other Indemnitee from, and hold each Creditor and each other Indemnitee harmless against, any Losses described in the preceding sentence arising under any Environmental Law as a result of (A) the past, present or future operations of any Company (or any predecessor in interest to any Company), (B) the past, present or future condition of any site or facility owned, operated, leased or used at any time by any Company (or any such predecessor in interest), or (C) any Release or threatened Release of any Hazardous Materials at, on, under or from any such site or facility, including any such Release or threatened Release that shall occur during any period when any Creditor shall be in possession of any such site or facility following the exercise by such Creditor of any of its rights and remedies hereunder or under any of the Security Documents; provided, however, that the indemnity hereunder shall be subject to the exclusions from indemnification set forth in the preceding sentence.

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     To the extent that the undertaking to indemnify and hold harmless set forth in this Section 12.03 or any other provision of any Credit Document providing for indemnification is unenforceable because it is violative of any law or
public  policy  or  otherwise,  the  Obligors,   jointly  and  severally,  shall
contribute the maximum portion that each of them is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by any of the Persons indemnified hereunder.

     The Obligors also agree that no Indemnitee shall have any liability (whether direct or indirect, in contract or tort or otherwise) for any Losses to any Obligor or any Obligor's security holders or creditors resulting from, arising out of, in any way related to or by reason of any matter referred to in any indemnification or expense reimbursement provisions set forth in this Agreement or any other Credit Document, except to the extent that any Loss is determined by a court of competent jurisdiction in a final nonappealable judgment to have resulted from the gross negligence or bad faith of such Indemnitee.

     The Obligors agree that, without the prior written consent of Administrative Agent, Co-Syndication Agents and the Majority Lenders which consent shall not be unreasonably withheld, no Obligor will settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification is reasonably likely to be sought under the indemnification provisions of this Section 12.03 (whether or not any Indemnitee is an actual or potential party to such Proceeding), unless such settlement, compromise or consent includes an unconditional written release of each Indemnitee from all liability arising out of such Proceeding and does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnitee and does not involve any payment of money or other value by any Indemnitee or any injunctive relief or factual findings or stipulations binding on any Indemnitee.

     12.04. Amendments, Etc. (i) No provision of any Credit Document may be amended, modified or supplemented except by an instrument in writing signed by the Obligors party thereto and the Majority Lenders, or by the Obligors party thereto and Administrative Agent acting with the written consent of the Majority Lenders, and no provision of any Credit Document may be waived except by an instrument in writing signed by the Obligors party thereto and the Majority Lenders, or by the Obligors party thereto and Administrative Agent acting with the written consent of the Majority Lenders; provided, however, that:

          (a) no amendment, modification, supplement or waiver shall, unless by an instrument signed by each Lender or by Administrative Agent acting with the written consent of each Lender (with the consent of Lenders having Obligations directly affected thereby in the case of clauses (I), (II) or
     (IV) (it being understood that the consent of no other Lender or Agent is needed in each such case)): (I) extend the scheduled final maturity of any Loan or Note, or extend the stated expiration date of any Letter of Credit beyond the Revolving Credit Commitment Termination Date (it being understood that the termination date of any Incremental Facility, if part of the Revolving Credit Facility or a new term loan facility, may be a date later than the Revolving Credit Commitment Termination Date or the Final Maturity Date, respectively, without requiring the consent of any Lender), or reduce the rate of interest (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to clause (b) of
     Section 3.02) or fees thereon, or extend the time of payment of interest or fees thereon, or reduce the principal amount thereof, or make any change to the definition of Applicable Margin or Applicable Revolving Credit Fee Percentage (other than in connection with the addition of relevant margins relating to new term loan facilities comprising part of any Incremental Facility), or make any change to the last two sentences of the first paragraph of Section 2.09, (II) extend the final maturity of any of the Commitments (or reinstate any Commitment terminated pursuant to Section 10) (it being understood that the addition of any Incremental Facility with a longer maturity by itself shall not be deemed to be an extension of a Commitment that is required of each Lender), (III) change the currency in which any Obligation is payable, (IV) amend the terms of this Section 12.04 or clause (iv) of Section 12.06(b), Section 4.07, 5 or 11.03 (other than to make conforming changes relating to any Incremental Facility ), (V) reduce the percentages specified in the definition of the term "Majority Lenders" or "Supermajority Lenders" or amend any provision of any Credit Document requiring the consent of all the Lenders or reduce any other percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof (it being understood that any Incremental Facility shall be, and with the consent of the Majority

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     Lenders,  other additional  extensions of credit pursuant to this Agreement may be, included in the determination of the Majority Lenders and Supermajority Lenders without notice to or consent of any other Lender or Agent on substantially the same basis as the Commitments (and related extensions of credit) are included on the Closing Date), (VI) release any Guarantor from its obligations under Section 6 (unless permitted by this Agreement), (VII) consent to the assignment or transfer by any Obligor of any of its rights and obligations under any Credit Document except in a transaction permitted by Section 9.06, (VIII) release all or substantially all the Collateral or terminate the Lien under any Credit Document in respect of all or substantially all the Collateral (except as permitted by the Credit Documents) or agree to additional obligations (other than the Obligations and any Incremental Facility and any other extensions of credit under this Agreement consented to by the Majority Lenders) being secured by the Collateral or (IX) amend Section 12.03 or any other indemnification and expense reimbursement provision set forth in any Credit Document (it being understood that, notwithstanding the foregoing, any prepayment required by
     Section 2.10(a) may be waived or amended by the Majority Lenders);

          (b) no such amendment or waiver shall increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that amendments or waivers of conditions precedent, covenants or Defaults shall not constitute an increase of the Commitment of any Lender);

          (c) any  modification  or  supplement  of or waiver  with  respect  to
     Section 11 which affects any Agent in its capacity as such shall require the consent of such Agent;

          (d) no consent of any Lender need be obtained, and Administrative Agent is hereby authorized, to release any Lien securing the Obligations on Property which is the subject of any disposition permitted by the Credit Documents and to release any Guarantee of a Subsidiary upon the sale of all of the Equity Interests of such Subsidiary in accordance with the Credit Documents;

          (e) subject to clause (a)(I) above of this proviso to this Section 12.04(i), the consent of all of the Lenders of the affected Term Loan Tranche shall be required with respect to any extension of any scheduled Amortization Payment or any reduction in the amount of any scheduled
     Amortization Payment (except in accordance with Section 2.09 or Section 2.10) (it being understood that, subject to clause (f) below of this
     Section 12.04, any prepayment required by Section 2.10 (and any corresponding reduction of the Revolving Credit Commitments) may be modified, supplemented or waived by the Majority Lenders);

          (f) no modification, supplement or waiver shall, unless by an instrument signed by the Supermajority Lenders of the Affected Class or by Administrative Agent acting with the written consent of the Supermajority Lenders of the Affected Class (it being understood that the consent of no other Lender or Agent is needed), change the timing of the receipt or the application of mandatory prepayments hereunder as among the Tranche A Term Loans, the Tranche A-PR Term Loans, the Tranche B-PR Term Loans and the Tranche C-PR Term Loans or the order in which any such prepayment is applied to the Tranche A Term Loans, the Tranche A-PR Term Loans, Tranche B-PR Term Loans or Tranche C-PR Term Loans (although any required prepayment set forth in Section 2.10 may otherwise be modified, supplemented or waived by the Majority Lenders); provided, however, that if an Incremental Facility is extended as an increase in the Tranche B-PR Term Loans or the Tranche C-PR Term Loans or as a new term loan facility, such increase in the Tranche B-PR Term Loans or the Tranche C-PR Term Loans and such new term loan facility may be treated on the same terms (including pro rata application of prepayments) as the Tranche B-PR Term Loans Term Loans and the Tranche C-PR Term Loans without such consent;

          (g) no reduction of the  percentage  specified  in the  definition  of
     "Majority Revolving Credit Lenders," "Majority Tranche A Term Loan Lenders," "Majority Tranche A-PR Term Loan Lenders," "Majority Tranche B-PR Lenders," or "Majority Tranche C-PR Term Loan Lenders" shall be made without the consent of each Revolving Credit Lender, each Tranche A Term Loan Lender, each Tranche A-PR Term Loan Lender, each Tranche B-PR Term Loan Lender or each Tranche C-PR Term Loan Lender, respectively (it being understood that only the Lenders of the Class of such Loan to which such definition relates need consent to any such reduction and that any

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     Incremental  Facility shall be (to the extent being an increase in any such facility), and, with the consent of the Majority Lenders, other additional extensions of credit pursuant to this Agreement may be, included in any such definition without notice to or consent of any other Lender or Agent on substantially the same terms as the Commitments (and related extensions of credit) are included on the Original Closing Date);

          (h) no reduction of the percentage specified in the definition of (I) "Majority Term Lenders" shall be made without the consent of the Majority Tranche A Term Loan Lenders, the Majority Tranche A-PR Term Loan Lenders, the Majority Tranche B-PR Term Loan Lenders and the Majority Tranche C-PR Term Loan Lenders or (II) "Supermajority Lenders of the Affected Class" shall be made without the consent of each Term Loan Lender (it being understood, that no consent of any other Lender or Agent is needed and that any Incremental Facility shall be (to the extent being an increase in any such facility), and, with the consent of the Majority Lenders, additional extensions of credit pursuant to this Agreement may be, included in either such definition without notice to or consent of any other Lender or Agent on substantially the same terms as the Commitments (and related extensions of credit) are included on the Original Closing Date);

          (i) no amendment or waiver shall affect the rights or duties of the Issuing Lender in its capacity as such or alter the obligation of any Revolving Credit Lender pursuant to Section 2.03(e) or 2.03(f) without the consent of the Issuing Lender;

          (j) no consent of any Lender need be obtained to effect any amendment of any Credit Document necessary to comply with Section 9.12 or Section
     9.20 or as permitted by Section 2.01(f);

          (k) no amendment, modification, supplement or waiver may be made to any condition precedent to any extension of credit under the Revolving Credit Facility set forth in subsection 7.01 without the written consent of the Majority Revolving Credit Lenders, it being understood that no amendment to or waiver of any representation or warranty or any covenant contained in this Agreement or any other Credit Document, or of any Default, shall be deemed to be effective for purposes of determining whether the conditions precedent set forth in subsection 7.01 to the making of any extension of credit under the Revolving Credit Loans have been satisfied unless the Majority Revolving Credit Lenders shall have consented to such amendment or waiver;

          (l) no amendments or waiver shall make any change to Section 2.01(g) or the definitions of "Swing Loan Commitment," "Swing Loan Maturity Date" or "Swing Loans" or the "Swing Loan Notes" without the consent of the Swing Loan Lender.

          (ii) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by
     Section 12.04(i)(a) (other than clause (I) of such section), the consent of the Majority Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then Borrower shall have the right to replace one or more of such non-consenting Lender or Lenders (so long as all non-consenting Lenders are so replaced) with one or more Replacement Lenders pursuant to Section 2.11 so long as at the time of such replacement each such Replacement Lender consents to the proposed change, waiver, discharge or termination; provided, however, that Borrower shall not have the right to replace a Lender solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to clause (I) of Section 12.04(i)(a).

     12.05. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     12.06. Assignments and Participations. (a) No Obligor may assign its respective rights or obligations hereunder or under the Notes or any other Credit Document without the prior written consent of all of the Lenders, except in a transaction permitted by Section 9.06.

     (b) Each Lender may assign to any Eligible Person any of its Loans, its Notes, its Letter of Credit Interests and its Commitments (but only with the consent (which shall not be unreasonably withheld, delayed or conditioned) of Borrower, Administrative Agent and, in the case of the Revolving Credit

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Commitments,  the Issuing  Lender);  provided,  however,  that (i) no consent of
Borrower, Administrative Agent, or the Issuing Lender shall be required in the case of any assignment to another Lender or any Lender's Affiliate or an Approved Fund of any Lender (in which case, the assignee and assignor Lenders shall give notice of the assignment to Administrative Agent); (ii) no consent of Borrower, Administrative Agent or Issuing Lender need be obtained if any Event of Default shall have occurred and be continuing; (iii) each assignment, other than to a Lender or any Lender's Affiliate or an Approved Fund of any Lender and other than any assignment effected by any Agent or any of their respective Affiliates in connection with the syndication of the Commitments and/or Loans or otherwise, shall be in an aggregate amount of at least $2.5 million (or $1.0 million in the case of any assignments of Tranche B-PR Term Loans or Tranche C-PR Term Loans) unless the assigning Lender's exposure is reduced to $0 or unless Borrower and Administrative Agent otherwise consent and (iv) in no event may any such assignment be made to any Obligor or any of its Affiliates without consent of all Lenders. Any assignment of a Loan shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of a Loan shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan (if a Note was issued in respect thereof), accompanied by an instrument in writing substantially in the form of Exhibit F, and upon consent thereto by Borrower, Administrative Agent and the Issuing Lender to the extent required above (none of which consents to be unreasonably withheld or delayed), one or more new Notes (if requested by the New Lender) in the same aggregate principal amount shall be issued to the designated assignee and the old Notes shall be returned by Administrative Agent to Borrower marked "cancelled". Upon execution and delivery by the assignee to Borrower and Administrative Agent of an instrument in writing substantially in the form of Exhibit F, and upon consent thereto by Borrower, Administrative
Agent and the Issuing Lender to the extent required above (none of which consents to be unreasonably withheld or delayed), and in the case of a Loan, upon appropriate entries being made in the Register the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of Administrative Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment(s), Loans (or portions thereof) and Letter of Credit Interests assigned to it (in addition to the Commitment(s), Letter of Credit Interests and Loans, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned. Upon any such assignment by any Lender (other than to any Affiliate of such Lender or any Approved Fund of such Lender and other than any assignment by any Agent or any of their respective Affiliates) the assignee Lender shall pay a fee of $3,500 to Administrative Agent. Upon any such assignment, certain rights and obligations of the assigning Lender shall survive as set forth in Section 12.07. Each assignment shall be made pursuant to an agreement substantially in the form of
Exhibit  L.   Administrative   Agent  shall   promptly   upon  request   provide
Co-Syndication Agents such information regarding assignments as Co-Syndication Agents may request.

     (c) A Lender may sell or agree to sell to one or more other Persons a participation in all or any part of any Loans and Letter of Credit Interests held by it, or in its Commitments, in which event each purchaser of a participation (a "Participant") shall be entitled to the rights and benefits of the provisions of Section 5 (provided, however, that no Participant shall be entitled to receive any greater amount pursuant to Section 5 than the transferor Lender would have been entitled to receive in respect of the participation effected by such transferor Lender had no participation occurred) with respect to its participation in such Loans, Letter of Credit Interests and Commitments as if such Participant were a "Lender" for purposes of said Section, but, except as otherwise provided in Section 4.07(c), shall not have any other rights or benefits under this Agreement or any Note or any other Credit Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by Borrower to any Lender under Section 5 in respect of Loans, Letter of Credit Interests and its Commitments shall be no greater than the amount that would have applied if such Lender had not sold or agreed to sell any participation in such Loans, Letter of Credit Interests and Commitments, and as if such Lender were funding each of such Loan, Letter of Credit Interests and Commitments in the same way that it is funding the portion of such Loan, Letter of Credit Interests and Commitments in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Credit Document, except that such Lender may agree with the Participant that it will not, without the consent of the

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Participant, agree to any modification or amendment set forth in subclauses (I),
(II), (III) or (VIII) of clause (a) of the proviso to Section 12.04 to the extent such Lender's consent is required therefor.

     (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 12.06, any Lender may assign and pledge all or any portion of its Loans and its Notes to any United States Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank and, in the case of a Lender that is an investment fund, any such Lender may assign or pledge all or any portion of its Loans and its Notes to its trustee or any creditor or representative of creditors in support of its obligations to its trustee or creditors, without notice to or consent of Borrower, Administrative Agent, Co-Syndication Agents or Issuing Lender. No such assignment shall release the assigning Lender from its obligations hereunder.

     (e) A Lender may furnish any information concerning any Company in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) subject, however, to and so long as the recipient agrees to be bound by the provisions of Section 12.11. In addition, each Agent may furnish any information concerning any Obligor or any of its Affiliates in such Agent's possession to any Affiliate of such Agent, subject, however, to the provisions of Section 12.11. The Obligors shall assist any Lender in effectuating any assignment or participation pursuant to this
Section 12.06 (including during syndication) in whatever manner such Lender reasonably deems necessary, including participation in meetings with prospective transferees.

     12.07. Survival. The obligations of the Obligors under Sections 5.01, 5.05,
5.06 and 12.03, the obligations of each Guarantor under Section 6.03, and the obligations of the Lenders under Sections 5.06 and 11.02, shall survive the repayment of the Loans and Reimbursement Obligations and the termination of the Commitments and, in the case of any Lender that may assign any interest in its Commitments, Loans or Letter of Credit Interest hereunder, shall (to the extent relating to such time as it was a Lender) survive the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit, herein or pursuant hereto shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the Notes and the making of any extension of credit hereunder, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty and regardless of whether any such representation or warranty under the Merger Agreement survives the Merger.

     12.08. Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     12.09. Counterparts; Interpretation; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof, other than the separate engagement letter (to the extent specified therein as surviving) and the separate fee letters with certain of the Agents and their affiliates, which are not superseded and survive. Except as provided in Section 7.01, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     12.10. Governing Law; Submission to Jurisdiction; Waivers; Etc. Each Credit Document shall be governed by, and construed in accordance with, the law of the State of New York, without regard to the principles of conflicts of laws thereof (except in the case of the other Credit Documents, to the extent otherwise

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

expressly stated therein).  Each Obligor hereby irrevocably and unconditionally:
(I) submits for itself and its Property in any Proceeding relating to any Credit Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Supreme Court of the State of New York sitting in New York County, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (II) consents that any such Proceeding may be brought in any such court and waives trial by jury and any objection that it may now or hereafter have to the venue of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (III) agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Borrower at its address set forth on the signature page hereto or at such other address of which Administrative Agent shall have been notified pursuant thereto; and
(IV) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     12.11. Confidentiality. Each Lender agrees to keep confidential information obtained by it pursuant hereto and the other Credit Documents confidential in accordance with such Lender's customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (a) to such Lender's employees, representatives, directors, attorneys, auditors, agents, professional advisors, trustees or affiliates who are advised of the confidential nature of such information or to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provision of this
Section 12.11, such Lender being liable for any breach of confidentiality by any Person described in this clause (a)), (b) to the extent such information presently is or hereafter becomes available to such Lender on a non-confidential basis from any source of such information that is in the public domain at the time of disclosure, (c) to the extent disclosure is required by law (including applicable securities laws), regulation, subpoena or judicial order or process (provided that notice of such requirement or order shall be promptly furnished to Borrower unless such notice is legally prohibited) or requested or required by bank, securities, insurance or investment company regulations or auditors or any administrative body or commission (including the Securities Valuation Office of the NAIC) to whose jurisdiction such Lender may be subject, (d) to any rating agency to the extent required in connection with any rating to be assigned to such Lender, (e) to assignees or participants or prospective assignees or participants who agree to be bound by the provisions of this Section 12.11, (f) to the extent required in connection with any litigation between any Obligor and any Creditor with respect to the Loans or this Agreement and the other Credit Documents or (g) with Borrower's prior written consent.

     12.12. Independence of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exception be deemed to permit any action or omission that would be in contravention of applicable law. Notwithstanding anything herein to the contrary, any matter identified on a Schedule to this Agreement shall be deemed to be set forth on all other Schedules to this Agreement for purposes of determining compliance with any of the representations, warranties or covenants contained herein.

     12.13. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     12.14. Acknowledgments. The Obligors hereby acknowledge that: (a) each of them has been advised by counsel in connection with the negotiation, execution and delivery of the Credit Documents; (b) no Creditor has any fiduciary or similar relationship to any Obligor and the relationship between the Creditors on the one hand, and the Obligors, on the other hand, is solely that of debtor and creditor; and (c) no joint venture exists among the Creditors or among the Obligors and the Creditors.

                                           [Signature Pages Follow]

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                                                 SCHEDULE 1.01


                                                  GUARANTORS

Centennial Cellular Corp.
Alexandria Cellular Corporation
Alexandria Cellular License Corporation
Bauce Communications, Inc.
Bauce Communications of Beaumont, Inc.
Centennial Ashe Cellular Corp.
Centennial Beauregard Cellular LLC
Centennial Beauregard Holding Corp.
Centennial Benton Harbor Cellular Corp.
Centennial Benton Harbor Holding Corp.
Centennial Caldwell Cellular Corp.
Centennial Cellular Telephone Company of Del Norte
Centennial Cellular Telephone Company of Lawrence
Centennial Cellular Telephone Company of Modoc
Centennial Cellular Telephone Company of Sacramento Valley
Centennial Cellular Telephone Company of San Francisco
Centennial Cellular Tri-State Operating Partnership
Centennial Cellular Wireless Holding Corp.
Centennial Claiborne Cellular Corp.
Centennial Clinton Cellular Corp.
Centennial DeSoto Cellular Corp.
Centennial Hammond Cellular LLC
Centennial Iberia Holding Corp.
Centennial Lafayette Cellular Corp.
Centennial Lake Charles Cellular Corp.
Centennial Louisiana Holding Corp.
Centennial Mega Comm Holding Corp.
Centennial Michigan RSA 6 Cellular Corp.
Centennial Michigan RSA 7 Cellular Corp.
Centennial Morehouse Cellular LLC
Centennial Puerto Rico Wireless Corporation
Centennial Randloph Cellular LLC
Centennial Randolph Holding Corp.
Centennial Wireless PCS License Corp.
Centennial Wireless PCS Operations Corp.
Century Beaumont Cellular Corp.
Century Charlottesville Cellular Corp.
Century El Centro Corp.
Century Elkhart Cellular Corp.
Century Lynchburg Cellular Corp.
Century Michiana Cellular Corp.
Century Roanoke Cellular Corp. (DE)
Century Roanoke Cellular Corp. (VA)
Century South Bend Cellular Corp.
Century Yuma Cellular Corp.
El Centro Cellular Corporation
Elkhart Metronet, Inc.
Hendrix Electronics, Inc.
Hendrix Radio Communications, Inc.
Iberia Cellular Telephone Company LLC
Lafayette Communications, Inc.
Mega Comm LLC
Michiana Metronet, Inc.
South Bend Metronet, Inc.